UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-0792

CNI Charter Funds
(Exact name of registrant as specified in charter)

400 North Roxbury Drive
Beverly Hills, CA 90210
(Address of principal executive offices) (Zip code)

SEI Investments Distributors
1 Freedom Valley Drive
Oaks, PA 19456
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-889-0799

Date of fiscal year end: September 30, 2010

Date of reporting period: September 30, 2010

Item 1.	Reports to Stockholders.

This report and the financial statements contained herein are provided for the general information of the shareholders of CNI Charter Funds. This report is not authorized for distribution to prospective investors in CNI Charter Funds unless preceded or accompanied by an effective prospectus. Please remember that past performance is no guarantee of future results.

Shares of CNI Charter Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

TABLE OF CONTENTS
CNI Charter Funds Annual Report

2	Letter to Our Shareholders
4	Money Market Funds Investment Adviser's Report
6	Fixed Income Funds Investment Adviser's Report
8	Fixed Income Funds Overview
12	Equity and Blended Funds Investment Adviser's Report
14	Equity and Blended Funds Overview
18	CCMA Funds Investment Adviser's Report
22	CCMA Funds Overview
26	Schedule of Investments
78	Statements of Assets and Liabilities
82	Statements of Operations
86	Statements of Changes in Net Assets
92	Financial Highlights
96	Notes to Financial Statements
106	Report of Independent Registered Public Accounting Firm
108	Trustees and Officers
111	Notice to Shareholders
112	Disclosure of Fund Expenses
114	Board Approval of Advisory and Sub-Advisory Agreements

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Form N-Q is available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most current Form N-Q is also available on the Funds’ website at www.cnicharterfunds.com and without charge, upon request, by calling 1-888-889-0799.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the Funds’ portfolio securities, and information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is available (1) without charge, upon request, by calling 1-888-889-0799, (2) on the Funds’ website at www.cnicharterfunds.com, and (3) on the Securities and Exchange Commission’s website at www.sec.gov.

CNI CHARTER FUNDS  |  PAGE 1

letter to our shareholders
September 30, 2010

This annual report covers CNI Charter Funds (the “Trust”) for the fiscal year ending September 30, 2010. On the following pages, you will find the specific details of each Fund’s portfolio and investment performance.

The U.S. economy continues to grind slowly ahead. Private payrolls have increased for nine consecutive months and household consumption has grown. Residential real estate, which appears finally to have hit bottom after a five-year bear market, is progressing at a rate much slower than has been found in past recoveries. This recession and recovery, like many caused by financial crises, is more severe and longer lasting, ultimately leading to a protracted economic recovery process. Simply put, it takes a long time to repair financial damage. Restoring the balance sheets of households and businesses does not happen quickly.

The stage is now set for an expansion. Interest rates are at, or near, record lows. Corporations are chock full of cash and ready to move ahead. Households and small businesses seem to be waiting to get a higher degree of confidence before they move ahead. Economic recoveries are never a linear move upward and there are generally fits and starts along the way. This recovery is no different — the reality is that although the U.S. economy is getting better, the pace of improvement is likely to remain slow for some time.

Within this economic framework, the underlying investment philosophy of the Trust’s two affiliated advisors - City National Asset Management, Inc. (“CNAM”) and CCM Advisors, LLC (“CCMA”) - is to pursue the long-term goals and objectives specified for each of the Funds. With an active yet disciplined style, each Fund is managed with the goal of achieving competitive rates of return consistent with its respective, prescribed risk parameters. The Trust follows a disciplined investment process that begins with a thorough assessment of the macroeconomic environment and the financial markets. Our broad based research process takes advantage of the most advanced investment technology, fundamental valuation, and quantitative tools to determine the most attractive sectors and securities within each Fund’s area of concentration. The final step is to construct and continuously monitor precise portfolios that meet the objectives of the specific Funds, without being swayed by short term trends and fads. This approach, which extends to sub-advisors managing assets in selected portfolios, continued to serve shareholders well during the ongoing market uncertainty for the fiscal year ending September 30, 2010.

CNI CHARTER FUND HIGHLIGHTS

As of September 30, 2010, the Trust offers fifteen portfolios across the U.S. Equity, U.S. Fixed Income and Short Term Investment asset classes to provide solutions to a variety of shareholder investment needs. During the year, funds advised by CCMA, an affiliate of CNAM and City National Bank, were re-branded as part of the Trust to reflect our desire to expand the array of investment options offered to all shareholders. This annual report incorporates all portfolios within the Trust managed by CNAM and CCMA.

The Funds and the advisers to the Funds remain fully committed to placing the needs of shareholders first. One demonstration of our commitment to maintain competitively positioned funds is the continuing voluntary waiver of investment advisory and other fees on our Money Market Funds so that shareholder return could remain positive in a near zero short term interest rate environment of the past year.

By adhering to our basic investment discipline and maintaining the appropriate amount of risk control in the various portfolios, the Funds continued to provide returns that are competitive in their respective investment arenas. Those returns relative to respective benchmarks and peer groups are provided in each of the accompanying commentaries on the CNAM advised money market, fixed income and equity portfolios and on the CCMA advised portfolios.

CNI CHARTER FUNDS  |  PAGE 2

Please read the following pages carefully as they contain important information on the assets and financial condition of the Funds. If you have any questions about this report or CNI Charter Funds, please call your investment professional or (888) 889-0799.

Thank you for choosing CNI Charter Funds.

Sincerely,

Richard S. Gershen
President
CNI Charter Funds

Past performance is no guarantee of future results. Certain shareholders may be subject to the Alternative Minimum Tax (AMT). Federal income tax rules apply to any capital gain distributions.

Fund expenses have been waived during the period on which the performance is based. Without waivers, performance would be lower.

This information must be preceded or accompanied by a current prospectus. Please read the prospectus carefully before investing.

CNI CHARTER FUNDS  |  PAGE 3

investment adviser’s report
September 30, 2010
Money Market Funds

The past 12 months have been a period of continued improvement and relative calm for the credit markets. Short term markets improved with each passing month as efforts by central banks took hold and eventually expired. In fact, many of the Federal Reserve (the “Fed”) programs designed to support liquidity in the money markets, such as the Asset-Backed Commercial Paper Money Market Mutual Fund Liquidity Facility (AMLF), Commercial Paper Funding Facility (CPFF), Primary Dealer Credit Facility (PDCP) and Term Securities Lending Facility (TSLF), expired on February 1, 2010, with little fanfare or noticeable effect.

In response to the market turbulence of 2008-2009 the Securities and Exchange Commission (SEC) approved amendments to Rule 2a-7, the section of the Investment Company Act of 1940 that governs the operations of money market funds. The rule changes were designed with the purpose of better protecting investors and making money market funds more resilient and able to withstand market stresses similar to those of 2008. The changes that took effect in May and June of 2010 seek to shorten the maximum weighted-average maturity of money market funds, restrict the maximum exposure to “second tier” and illiquid securities, require funds to design and implement periodic stress tests of their funds, and require enhanced disclosure of portfolio holdings. We support these changes and feel they will allow greater protections for investors.

As of this writing, the effective Fed Funds target rate has remained at 0.00% to 0.25% since late 2008. With most money market instrument yields based on the Fed Funds rate, this has put downward pressure on yields for the underlying securities found in money market funds. In fact, much of 2010 has been marked by historically low yields with many funds yielding at or near 0.0%. As a result of this ultra-low yield environment, money market fund assets have declined close to 17% over the past 12 months according to iMoneyNet.

FUND COMMENTARY

•
The Prime Money Market Fund continued to emphasize high quality liquid issuers as a way to garner yield while keeping an emphasis on risk management. With our strategy focusing primarily on the highest quality and liquid issuers, the Fund performed very well during this period. The fund continues to keep the average life around 40 days in order to maintain higher yielding holdings in this very low interest rate environment. Until we get evidence of sustained economic growth, we will maintain our 40-50 day average life.

•
The Government Money Market Fund was positioned well for changes in Fed policy and the lower economic growth environment. We maintained our maturity profile of over 45 days average life in the Fund in order to benefit from higher yielding holdings in the face of continued low interest rates projected for early 2011.

•
Our objective for the California Tax Exempt Money Market Fund continues to focus on the fundamental objective of principal preservation and liquidity. With the yield curve for allowable tax-free money market fund assets essentially flat we have kept the average life of the portfolio short at 20 days. Additionally, we continue to watch the state of California very closely as the economic crisis continues to put pressure on the state and local issuers. We continue to avoid direct issues of California General Obligations due to the uncertainty in its ratings and budgetary imbalances.

STRATEGIC OUTLOOK

On November 3, 2010 the Fed announced measures that will continue to support low interest rates for an “extended period” of time. Given the slow pace of economic recovery and continuing high unemployment, it appears that the Federal Reserve Open Market Committee (“FOMC”) will not begin to increase interest rates until late 2011. We consider our Money Market Funds to be appropriately positioned for the low rate and

CNI CHARTER FUNDS  |  PAGE 4

slow economic growth environment that is expected. As always, City National Asset Management, Inc. continues to monitor the objectives of the Funds very closely and seek opportunities in the markets to best serve our shareholders.

Sincerely,

Gregory Kaplan	William Miller

Paul Single

Directors of Fixed Income Investments
City National Asset Management, Inc.

This material represents the managers’ assessment of the portfolios and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

CNI CHARTER FUNDS  |  PAGE 5

investment adviser’s report
September 30, 2010
Fixed Income Funds

The overall pace of the economic recovery remains sedated relative to past recoveries. This fact is most evident in the labor markets. Aggressive actions of fiscal stimulus by the federal government and assertive easing of monetary policy by the Federal Reserve Bank (the “Fed”) appear to have shortened the recession from what it could have been. Nevertheless, neither action has been enough to spur a robust expansion. It seems as if the economy is in an awkward stage between a full recession and a strong recovery.

Even more apparent is that the economy is in a liquidity trap; consumer interest rates are at record lows, yet demand for loans remains low. While fiscal stimulus is the most effective tool for boosting economic growth, current changes in Washington appear to negate this opportunity. Consequently, the Fed is the only game in town. As the leader of this recovery, the Fed brought overnight rates down to near zero back in December 2008. In the fall of 2010, they entered a second stage of quantitative easing, with the strategy of buying securities to lower intermediate and longer-term interest rates. This should, in effect, lower interest rates on consumer loans and mortgages, further discouraging personal savings.

Against this backdrop, the share price of bond funds has been moving up in response to the lower interest rate environment yet, at the same time, the dividend yield has been moving down in response to the lower market yields. In the taxable bond market, Treasury rates continued their march downward as demand for the perceived safety of treasury securities remained high and inflation expectations continued to drop. The yield on corporate bonds fell for those same fundamental reasons and perceived credit quality improved along with a recovering economy.

However, the story was a bit different in the municipal bond market where many issuers have grappled with declining revenues and associated budgetary challenges. There have been a few relatively small, yet well covered, actual or near defaults that have kept the broader municipal market on edge. Most notable among these have been Jefferson County Alabama, Vallejo California and Harrisburg Pennsylvania. A well-diversified portfolio, emphasis on the highest quality sectors and a stringent review of potential credit issues remains a strong focus for City National Asset Management, Inc.

All returns listed below relate to the 12-month period ending September 30, 2010 and are net of expenses. CNI Charter Funds’ returns refer to Institutional Class Shares. Other classes would have different returns.

GOVERNMENT BOND FUND

The Government Bond Fund (the “Fund”) produced a total return of 3.37% while the Barclays Capital Intermediate U.S. Government Bond Index returned 6.19%. The Fund trailed the benchmark due to our underweight in U.S. Treasury securities. We maintain our slightly shorter maturity stance versus the benchmark in order to keep liquidity higher than normal to support shareholder activity. The Fund also trailed its peer group during this period as evidenced by the Lipper Short Intermediate U.S. Government Objective return of 4.44%.

CORPORATE BOND FUND

The Corporate Bond Fund (the “Fund”) produced a total return of 6.50% while the Barclays Capital Intermediate U.S. Corporate Index returned 11.55%. The Fund maintained a cautious stance in the face of elevated unemployment and uncertain economic conditions. Our underweight in lower quality (BBB) issues led to a lower than benchmark return. However, opportunistic trades in finance issuers and increased allocation to lower quality issues resulted in performance closer to peer funds as shown by the Lipper Short Intermediate Investment Grade Objective return of 7.64%.

CALIFORNIA TAX-EXEMPT BOND FUND

The California Tax Exempt Bond Fund (the “Fund”) produced a total return of 4.34% while the Barclays Capital CA Intermediate-Short Municipal Bond Index returned 5.20%. The past fiscal year returns were very close to historical averages as municipals continued

CNI CHARTER FUNDS  |  PAGE 6

migrating back to the norm after the credit crisis. Absolute performance was strong – but lagged behind the Barclays index primarily because the Fund had a far smaller concentration in California State General Obligation issues. The Fund fared significantly better against its peer group, the Lipper California Short/Intermediate Municipal Fund Objective, which returned 3.32%. This is due to the Fund having a longer duration by design to capture gains as weak economic performance and technical market factors related to the Build America Bond program led to falling tax-exempt yields.

HIGH YIELD BOND FUND

The High Yield Bond Fund’s (the “Fund”) total return was 20.17%. This compares favorably to the Citigroup High Yield Market Capped Index return of 16.98% (the “Market Cap” refers to the fact that no one security can comprise more than 2% of the index) and Lipper’s High Current Yield Bond Fund Objective return of 16.59%. An important strategy of the Fund is that it seeks to buy high yield bonds that are at the upper credit quality end of the below investment grade spectrum. This is a key risk control measure and is designed to avoid defaults in this higher risk sector of the corporate bond market. Fund investors were rewarded this year for this approach as none of the bonds held by the Fund went into default. Also aiding performance was the decision to allocate about 25% of the Fund to senior secured bonds with a first call on the underlying company’s assets, as this type of security has outpaced the index. Exposure to Industrial bonds in sectors benefitting from economic recovery, including Finance, Technology and Telecommunications, contributed to the Fund’s outperformance. This was countered by underweighting three groups that did well in this fiscal period: Chemicals, Transportation and Manufacturing, reflective of the Fund sub-advisor’s macroeconomic forecast that the recovery will be gradual in 2011.

The following pages provide an overview of each of the Fixed Income Funds managed by City National Asset Management, Inc. Please visit cnicharterfunds.com for the most current returns.

Sincerely,

Gregory Kaplan	William Miller

Paul Single

Directors of Fixed Income Investments
City National Asset Management, Inc.

This material represents the managers’ assessment of the portfolios and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

CNI CHARTER FUNDS  |  PAGE 7

fund overview
September 30, 2010
Corporate Bond Fund

The Fund seeks to provide current income (as the primary component of a total return intermediate duration strategy) by investing in a diversified portfolio of investment grade fixed income securities, primarily corporate bonds issued by domestic and international companies denominated in U.S. dollars.

Comparison of Change in the Value of a $10,000 Investment in the Corporate Bond Fund, Institutional Class or Class N Shares, versus the Barclays Intermediate U.S. Corporate Index, and the Lipper Short/Intermediate Investment Grade Debt Objective(1)

(1)
The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Inception to Date
Institutional Class (1)^	CNCIX	6.50%	6.22%	5.28%	5.44%	5.62%
Class N (2)†	CCBAX	6.23%	5.98%	5.03%	5.19%	5.40%

(1)	Commenced operations on January 14, 2000.

(2)	Commenced operations on April 13, 2000.

^	The Fund’s Institutional Class Shares are currently offered only to accounts for which City National Bank serves as trustee or in a fiduciary capacity.

†
Class N Shares’ performance for the period of January 14, 2000 to April 13, 2000 was calculated using the performance of the Institutional Class Shares adjusted to reflect the expenses of the Class N Shares. If performance of the Institutional Class Shares had not been adjusted, the performance of the Class N Shares for that period would have been higher because the expenses of the Class N Shares are higher than those of the Institutional Class Shares.

TOP TEN HOLDINGS
% OF PORTFOLIO
Ally Financial, FDIC Insured
2.200%, 12/19/12	4.4
Wachovia Bank
4.800%, 11/01/14	3.3
Kingdom of Denmark
2.750%, 11/15/11	2.9
Caisse Centrale Desjardins du Quebec
2.650%, 09/16/15	2.8
General Electric Capital, FDIC Insured, MTN
2.625%, 12/28/12	2.7
Citigroup Funding, FDIC Insured
2.250%, 12/10/12	2.4
JPMorgan Chase, FDIC Insured
2.125%, 12/26/12	2.4
ConocoPhillips Canada Funding I
5.625%, 10/15/16	2.2
General Electric Capital, Ser A, MTN
6.000%, 06/15/12	2.1
Wells Fargo, FDIC Insured
3.000%, 12/09/11	2.1

CNI CHARTER FUNDS  |  PAGE 8

fund overview
September 30, 2010
Government Bond Fund

The Fund seeks to provide current income (as the primary component of a total return intermediate duration strategy) by investing primarily in U.S. government securities either issued or guaranteed by the U.S. government or its agencies or instrumentalities.

Comparison of Change in the Value of a $10,000 Investment in the Government Bond Fund, Institutional Class or Class N Shares, versus the Barclays Intermediate U.S. Government Bond Index, and the Lipper Short/Intermediate U.S. Government Objective(1)

(1)
The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Inception to Date
Institutional Class (1)^	CNBIX	3.37%	4.47%	4.27%	4.50%	4.73%
Class N (2)†	CGBAX	3.10%	4.20%	4.00%	4.27%	4.49%

(1)	Commenced operations on January 14, 2000.

(2)	Commenced operations on April 13, 2000.

^	The Fund’s Institutional Class Shares are currently offered only to accounts for which City National Bank serves as trustee or in a fiduciary capacity.

†
Class N Shares’ performance for the period of January 14, 2000 to April 13, 2000 was calculated using the performance of the Institutional Class Shares adjusted to reflect the expenses of the Class N Shares. If performance of the Institutional Class Shares had not been adjusted, the performance of the Class N Shares for that period would have been higher because the expenses of the Class N Shares are higher than those of the Institutional Class Shares.

TOP TEN HOLDINGS
% OF PORTFOLIO
Israel Government AID Bond
3.815%, 05/15/20	7.2
FHLB
4.805%, 08/20/15	7.2
FNMA
2.500%, 06/10/11	6.3
FNMA
3.000%, 07/28/14	5.9
FNMA REMIC, Ser 2006-R009, Cl AJ
5.750%, 12/15/18	5.7
FHLMC REMIC, Ser 2007-R011, Cl AB
5.500%, 12/15/20	5.3
FNMA
4.625%, 05/01/13	4.8
FHLB
3.250%, 09/12/14	4.8
FHLMC, MTN
1.250%, 03/23/11	4.4
FNMA
2.000%, 09/30/15	4.4

CNI CHARTER FUNDS  |  PAGE 9

fund overview
September 30, 2010
California Tax Exempt Bond Fund

The Fund seeks to provide current income exempt from Federal and California state income tax (as the primary component of a total return strategy) by investing primarily in California municipal bonds and notes.

Comparison of Change in the Value of a $10,000 Investment in the California Tax Exempt Bond Fund, Institutional Class or Class N Shares, versus the Barclays CA Intermediate-Short Municipal Index, and the Lipper CA Short/Intermediate Municipal Debt Objective(1)

(1)
The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Inception to Date
Institutional Class (1)^	CNTIX	4.34%	4.68%	4.04%	4.11%	4.35%
Class N (2)†	CCTEX	4.06%	4.40%	3.77%	3.87%	4.11%

(1)	Commenced operations on January 14, 2000.

(2)	Commenced operations on April 13, 2000.

^	The Fund’s Institutional Class Shares are currently offered only to accounts for which City National Bank serves as trustee or in a fiduciary capacity.

†
Class N Shares’ performance for the period of January 14, 2000 to April 13, 2000 was calculated using the performance of the Institutional Class Shares adjusted to reflect the expenses of the Class N Shares. If performance of the Institutional Class Shares had not been adjusted, the performance of the Class N Shares for that period would have been higher because the expenses of the Class N Shares are higher than those of the Institutional Class Shares.

TOP TEN HOLDINGS*
% OF PORTFOLIO
Orange County, Public Financing Authority,
RB, NATL-RE
5.000%, 07/01/17	2.7
Los Angeles, Department of Water & Power,
Sub-Ser A-2, RB, AGM
Callable 07/01/15 @ 100
5.000%, 07/01/25	2.5
Golden State, Tobacco Settlement,
Ser A-1, RB
Pre-Funded @ 100
6.750%, 06/01/13	2.5
Los Angeles County, Public Works Financing Authority,
SAB, AGM
5.250%, 10/01/18	2.1
California State, Economic Recovery Authority,
Ser A, GO, NATL-RE
Callable 07/01/14 @ 100
5.000%, 07/01/15	2.1
Sacramento, Municipal Utility District,
Ser T, RB, NATL-RE FGIC
Callable 05/15/14 @ 100
5.250%, 05/15/22	2.0
Gilroy, Unified School District,
GO, NATL-RE FGIC
Callable 08/01/13 @ 100
5.250%, 08/01/19	2.0
California State, Department of Water Resources,
Power Supply Project, Ser H, RB, AGM
Callable 05/01/18 @ 100
5.000%, 05/01/21	2.0
Los Angeles, Wastewater Systems Authority,
Ser A, RB
5.000%, 06/01/14	2.0
San Jose, Redevelopment Authority,
Ser A, TA, NATL-RE
Callable 08/01/15 @ 100
5.000%, 08/01/17	2.0

*	Excludes Cash Equivalents

CNI CHARTER FUNDS  |  PAGE 10

fund overview
September 30, 2010
High Yield Bond Fund

The Fund seeks to maximize total return by investing primarily in fixed income securities rated below investment grade including corporate bonds and debentures, convertible and preferred securities, zero coupon obligations and debt securities that are issued by U.S. and foreign governments and their agencies.

Comparison of Change in the Value of a $10,000 Investment in the High Yield Bond Fund, Institutional Class or Class N Shares, versus the Citigroup High Yield Market Capped Index, and the Lipper High Current Yield Bond Funds Objective(1)

(1)
The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Inception to Date
Institutional Class (1)^	CHYIX	20.17%	6.96%	7.01%	7.32%	7.23%
Class N (1)	CHBAX	19.81%	6.65%	6.69%	7.00%	6.90%

(1)	Commenced operations on January 14, 2000.

^	The Fund’s Institutional Class Shares are currently offered only to accounts for which City National Bank serves as trustee or in a fiduciary capacity.

TOP TEN HOLDINGS
% OF PORTFOLIO
Ironshore Holdings US
8.500%, 05/15/20	1.4
Spectrum Brands Holdings
9.500%, 06/15/18	1.3
Telcordia Technologies
11.000%, 05/01/18	1.3
River Rock Entertainment Authority
9.750%, 11/01/11	1.3
GXS Worldwide
9.750%, 06/15/15	1.2
Nuveen Investments
10.500%, 11/15/15	1.2
CPG International I
10.500%, 07/01/13	1.2
Intcomex
13.250%, 12/15/14	1.1
Aspect Software
10.625%, 05/15/17	1.1
BioScrip
10.250%, 10/01/15	1.1

CNI CHARTER FUNDS  |  PAGE 11

investment adviser’s report
September 30, 2010
Equity and Blended Funds

In the fiscal year ending September 30, 2010, the U.S. equity market as measured by the S&P 500 Index was fairly volatile. The first six months of the fiscal year saw an 11.8% return as the economy continued to improve from the worst recession since World War II. Then for the next three months, the market was down 11.4%. The gains from the first six months were wiped out by this decline and the sustainability of the stock market’s rise upward was called into question.

The decline was brought on by the sovereign debt issues faced by several Southern European countries (Portugul, Spain, Greece, Italy) and Ireland who had borrowed much more than their economies could handle during a recessionary event. As these countries encountered the most recent worldwide recession, the bond markets questioned their ability to repay their obligations. This caused all riskier assets to start to decline in value as investors sought safety. The desire for “safe” investments also drove investors to reduce their exposure in equities worldwide, including the United States.

To stem the decline in the worldwide markets, many Northern European countries (primarily Germany) and the rest of the world put forth a program to help the leveraged countries roll over their debt for the next three years while working through their problems. While we are not convinced that this solves the problem, it does remove it from the current investment equation and the markets were able to focus on the rest of the world economies that are doing better (including the United States). Therefore, the last quarter of the fiscal year was quite positive with a return of 11.3% as measured by the S&P 500 Index.

Looking forward, the Federal Reserve has started its latest phase of monetary policy (dubbed quantitative easing 2 or QE2) that is designed to help increase inflation to an acceptable level and also increase the monetary turnover in the economy which will hopefully continue to push growth upward. Although the long term effects of this policy are murky, we believe that this policy will be positive over the near term for growth assets and we continue to invest accordingly.

All returns listed below relate to the 12-month period ending September 30, 2010 and are net of expenses. CNI Charter Funds’ returns refer to Institutional Class Shares. Other classes would have different returns.

LARGE CAP VALUE EQUITY FUND

The Large Cap Value Equity Fund (the “Fund”) gained 6.85%, which lagged the S&P500/Citigroup Value Index return of 8.54% and the Lipper Large Cap Value Funds Classification return of 7.57%. The Fund did well by owning stocks that were out of favor and trading at attractive valuations. This was particularly true for the Industrial and Consumer sectors, where our stocks did better than those in the index. However, there were stocks in the Staples, Utilities and Financial sectors that did better than those we owned. Several of these were marginal players that after stumbling very near the precipice unexpectedly sprang back to their feet. The Fund did not own many of these lower quality players, and as such the benefit to our more conservative holdings was muted.

The Fund had some notable successes and a few disappointments during the year. Verizon Wireless, the largest U.S. mobile phone company, is expected to start selling Apple’s iPhone in January 2011 and this news propelled the stock to a 22.9% gain. The rails also did well during the year with both CSX Corp. and Union Pacific showing better than expected earnings strength and a vote of confidence from Warren Buffett (who acquired Burlington Northern), returning 34.7% and 42.7% respectively. These gains were partially offset by losses in the Financial sector. Earnings disappointments from Bank of America (down 22.4%) early in the year had a greater impact than the earnings recovery later in the year. Goldman Sachs (down 20.8%) succumbed to pressure on news of SEC action for their actions in the Collateralized Debt Obligation (“CDO”) market.

These are interesting and volatile times that require a disciplined investment process. We continue to believe that buying good companies at reasonable prices will enable the Fund to extend its long-term track record of outperformance.

LARGE CAP GROWTH EQUITY FUND

The Large Cap Growth Equity Fund (the “Fund) gained 8.89% compared to 11.67% for the S&P 500 Growth Index and 10.14% for the Lipper Large-Cap Growth Fund Classification.

CNI CHARTER FUNDS  |  PAGE 12

A majority of the underperformance in the Fund was due to our conservative stance over the last 12 months as many of the best performing stocks over this period were the lower quality, riskier types of companies. These companies were closer to bankruptcy in the bad times but as the economy started to recover, investors were looking to take on more risk and these companies benefitted the most. We believe the higher quality companies with good earnings growth that we continue to invest in will perform better going forward as the world’s growth appears to be slowing to a more modest pace.

We had some winners and losers that are worth mentioning. On the positive side, the Fund had significant exposure to Apple (returning 53.1% for the year), Oracle (30.0%), Caterpillar (57.6%) and Cognizant Technology (66.8%). All four of these companies were technology or industrial related companies, which were two of the best performing sectors of the last 12 months.

Conversely, some of the Fund’s larger underperforming stock positions were Goldman Sachs (-20.8%), Gilead Sciences (-23.4%), Microsoft (-2.9%) and Hewlett Packard (-10.3%). Each of these companies was down for company specific reasons and we continue to have an optimistic outlook for Gilead and Microsoft. We have sold Goldman Sachs and have reduced our exposure to HP. Looking forward, we are very optimistic in our outlook, especially in select technology names including Apple, which is now the largest holding in the Fund. We have spent a great deal of time focusing on getting “more growth for less” by buying stock in companies with great earnings growth for lower prices, which should provide for positive incremental performance in the future.

RCB SMALL CAP VALUE FUND

The RCB Small Cap Value Fund (the “Fund”) returned 12.51% compared to the Russell 2000 Value Index return of 11.84% and the core Russell 2000 Index of 13.35%. While the Fund’s sub-advisor, Reed Conner & Birdwell LLC, follows a value style of investing, they are careful not to overweight the Fund’s holdings in the Financial sector (which comprises approximately 40% of the Russell 2000 Value Index). Therefore, the Fund is weighted along the core guidelines of the Russell 2000 Index for better diversification. This proved to be prudent as the holdings in the Financial sector were the weakest in the Fund, as they were in the market generally. The largest contributor to the Fund’s performance came from the Consumer Discretionary sector, especially in the latter half of the fiscal year when holdings in media and retail components of this sector led the group. In line with the Fund’s sector weightings, Lipper Analytics compares this Fund to its Small Cap Core Funds Classification, which returned 13.2% for the fiscal year.

MULTI-ASSET FUND

The Multi-Asset Fund (the “Fund”) returned 7.15% compared to the Lipper Flexible Portfolio Funds Objective return of 9.55%. The Fund returns were positively affected by an increasing exposure to international fixed income, particularly emerging markets. The Fund’s fixed income allocation increased substantially, as positions in high yield and international bonds were initiated. Over the course of the year, the Fund transitioned its equity exposure from a value to a growth tilt. The allocations to small and mid cap equities were also increased at the expense of large cap equities. Domestic real estate investment trusts (REITs) were added to the Fund but subsequently sold for a significant gain. As a result of investments made during the year, the Fund ended the fiscal year with a reduced cash position.

The following pages provide an overview of each of the Equity and Blended Funds managed by City National Asset Management, Inc. Please visit cnicharterfunds.com for the most current returns.

Sincerely,

Oliver Campbell	Otis “Tres” Heald

Directors of Equity Investments
City National Asset Management, Inc.

This material represents the managers’ assessment of the portfolios and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

CNI CHARTER FUNDS  |  PAGE 13

fund overview
September 30, 2010
Large Cap Value Equity Fund

The Fund seeks to provide capital appreciation and moderate income consistent with current returns available in the marketplace by investing in large U.S. corporations and U.S. dollar denominated American Depositary Receipts of large foreign corporations which are undervalued.

Comparison of Change in the Value of a $10,000 Investment in the Large Cap Value Equity Fund, Institutional Class or Class N Shares, versus the S&P 500/Citigroup Value Index, and the Lipper Large Cap Value Funds Classification(1)

(1)
The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Inception to Date
Institutional Class (1)^	CNLIX	6.85%	-8.98%	-0.04%	1.38%	1.38%
Class N (2)†	CVEAX	6.59%	-9.19%	-0.29%	1.13%	1.14%

(1)	Commenced operations on January 14, 2000.

(2)	Commenced operations on April 13, 2000.

^	The Fund’s Institutional Class Shares are currently offered only to accounts for which City National Bank serves as trustee or in a fiduciary capacity.

†
Class N Shares’ performance for the period of January 14, 2000 to April 13, 2000 was calculated using the performance of the Institutional Class Shares adjusted to reflect the expenses of the Class N Shares. If performance of the Institutional Class Shares had not been adjusted, the performance of the Class N Shares for that period would have been higher because the expenses of the Class N Shares are higher than those of the Institutional Class Shares.

TOP TEN HOLDINGS*
% OF PORTFOLIO
JPMorgan Chase	3.0
Chevron	3.0
Exxon Mobil	2.7
Wells Fargo	2.3
Wal-Mart Stores	2.2
Verizon Communications	2.1
AT&T	2.1
Bank of America	2.0
Procter & Gamble	2.0
ConocoPhillips	1.7

*	Excludes Cash Equivalents

CNI CHARTER FUNDS  |  PAGE 14

fund overview
September 30, 2010
Large Cap Growth Equity Fund

The Fund seeks to provide capital appreciation by investing in large U.S. corporations and U.S. dollar denominated American Depositary Receipts of large foreign corporations with the potential for growth.

Comparison of Change in the Value of a $10,000 Investment in the Large Cap Growth Equity Fund, Institutional Class or Class N Shares, versus the S&P 500/Citigroup Growth Index, and the Lipper Large Cap Growth Funds Classification(1)

(1)
The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Inception to Date
Institutional Class (1)^	CNGIX	8.89%	-4.18%	1.12%	-1.67%	-2.15%
Class N (2)†	CLEAX	8.72%	-4.43%	0.89%	-1.91%	-2.40%

(1)	Commenced operations on January 14, 2000.

(2)	Commenced operations on March 28, 2000.

^	The Fund’s Institutional Class Shares are currently offered only to accounts for which City National Bank serves as trustee or in a fiduciary capacity.

†
Class N Shares’ performance for the period of January 14, 2000 to March 28, 2000 was calculated using the performance of the Institutional Class Shares adjusted to reflect the expenses of the Class N Shares. If performance of the Institutional Class Shares had not been adjusted, the performance of the Class N Shares for that period would have been higher because the expenses of the Class N Shares are higher than those of the Institutional Class Shares.

TOP TEN HOLDINGS
% OF PORTFOLIO
Apple	4.7
Microsoft	3.6
IBM	3.4
Exxon Mobil	3.0
Oracle	2.8
Qualcomm	2.0
CVS	2.0
AT&T	1.9
Illinois Tool Works	1.8
Schlumberger	1.7

CNI CHARTER FUNDS  |  PAGE 15

fund overview
September 30, 2010
RCB Small Cap Value Fund

The Fund seeks to provide capital appreciation by investing primarily in smaller U.S. corporations which are considered undervalued.

Comparison of Change in the Value of a $10,000 Investment in the RCB Small Cap Value Fund, Institutional Class, Class N Shares, or Class R Shares, versus the Russell 2500 Value Index, the Russell 2000 Index, the Russell 2000 Value Index, the Lipper Small Cap Value Funds Classification, and the Lipper Small Cap Core Funds Classification(1)

(1)
The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Inception to Date
Institutional Class (1)^†	RCBIX	12.51%	-5.56%	-1.32%	6.14%	9.76%
Class N (1)†	RCBAX	12.20%	-5.80%	-1.56%	5.91%	9.56%
Class R (2)	RCBSX	12.33%	-5.53%	-1.39%	5.99%	9.63%
Class R with load	RCBSX	8.39%	-6.64%	-2.09%	5.61%	9.31%

(1)	Commenced operations on October 3, 2001.

(2)	The Fund’s predecessor commenced operations on September 30, 1998, and reorganized into Class R shares of the Fund on October 1, 2001.

^	The Fund’s Institutional Class Shares are currently offered only to accounts for which City National Bank serves as trustee or in a fiduciary capacity.

†
The performance of the Institutional Class and Class N Shares for October 1, 2001, and October 2, 2001, reflects the performance of the Fund’s Class R shares. The performance of all share classes for the period prior to October 1, 2001, reflects the performance of the Class R Shares of a predecessor mutual fund, which commenced operations on September 30, 1998, and reorganized into the Fund’s Class R Shares on October 1, 2001. The performance of the predecessor fund’s Class R Shares has not been adjusted to reflect the expenses applicable to Institutional and Class N Shares. If performance of the predecessor fund’s Class R Shares had been adjusted, the performance of the Institutional Class and Class N Shares would have been higher because the expenses of the predecessor fund’s Class R Shares are higher than those of the Fund's Institutional Class and Class N Shares.

TOP TEN HOLDINGS*
% OF PORTFOLIO
White Mountains Insurance Group	6.3
Chimera Investment	5.3
Central Garden & Pet, Cl A	5.1
Wendy's/Arby's Group, Cl A	4.7
Global Cash Access Holdings	4.4
Teleflex	4.1
PerkinElmer	4.1
Ralcorp Holdings	4.1
Alleghany	4.1
Symetra Financial	3.8

*	Excludes Cash Equivalents

CNI CHARTER FUNDS  |  PAGE 16

fund overview
September 30, 2010
Multi-Asset Fund

The Fund seeks to generate a positive total return in excess of inflation in a manner consistent with capital preservation in all market environments by investing all or a substantial portion of its assets in other mutual funds or other types of funds like exchange-traded funds.

Comparison of Change in the Value of a $10,000 Investment in the Multi-Asset Fund, Institutional Class or Class N Shares, versus the Barclays U.S. TIPS Index; a 60/40 hybrid of the following two indexes: the S&P 500 Index and the Barclays Intermediate U.S. Government/Credit Index; the CPI + 500 Basis Points; and the Lipper Flexible Portfolio Funds Classification(1)

(1)
The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	Inception to Date
Institutional Class (1)^	CNLIX	7.15%	0.01%
Class N (1)	CVEAX	6.89%	-0.25%

(1)	Commenced operations on October 1, 2007.

^	The Fund’s Institutional Class Shares are currently offered only to accounts for which City National Bank serves as trustee or in a fiduciary capacity.

TOP TEN HOLDINGS*
% OF PORTFOLIO
SPDR S&P 500 Fund	19.6
iShares S&P MidCap 400 Index Fund	9.2
Oppenheimer International Bond Fund, Class A	6.8
CNI Corporate Bond Fund, Institutional Class	6.6
SPDR Barclays Capital High Yield Bond Fund	6.4
Vanguard Small Cap Value	6.2
Vanguard Emerging Markets	6.2
Cohen & Steers International Realty Fund, Inc.	4.0
PIMCO Emerging Markets Bond Fund, Institutional Class	3.8
CNI High Yield Bond Fund, Institutional Class	3.8

*	Excludes Cash Equivalents

CNI CHARTER FUNDS  |  PAGE 17

investment adviser’s report
September 30, 2010
CCMA Advised Funds

This section of the Annual Report will summarize results for the CNI Charter Funds that are advised by CCM Advisors, LLC (“CCMA”). It will cover results for the twelve months ending September 30, 2010.

During the fiscal year CCMA adopted the CNI Charter Funds name as the sole name for its advised funds and discontinued its use of AHA in the funds’ names. CCMA continues to have a close working relationship with the American Hospital Association which helped start these funds. However, since the Funds are available to the general public as part of a larger fund family, we have decided to adopt the CNI Charter name to avoid confusion.

All returns listed below relate to the 12-month period ending September 30, 2010 and are net of expenses. CNI Charter Funds’ returns refer to Institutional Class Shares. Other classes would have different returns.

LIMITED MATURITY FIXED INCOME FUND

The Limited Maturity Fixed Income Fund (the “Fund”) follows the multiple portfolio style of combining complementary core + alpha portfolios to blend returns over interest rate and sector cycles. In January of this year the two sub-portfolios were combined under one sub-adviser, City National Asset Management, Inc. (“CNAM”), to take advantage of their expertise to more quickly move along the short term maturity spectrum as economic and interest rate conditions warranted. The sub-advisor actively shifts the duration based on Federal Reserve Bank’s Federal Open Market Committee (“FOMC”) interest rate setting and quantitative monetary easing/tightening policies. The sub-adviser then weights among sectors to allocate among corporate, mortgage and asset-backed securities.

The objectives of this Fund combine preservation of capital, liquidity and maximization of returns only after consideration of low risk qualifications.

The combined portfolios which create this investment grade fund are benchmarked to the BofA/Merrill Lynch (“ML”) 1-3 Year Treasury Index and the ML 3 Month U.S. Treasury Index. During the fiscal year ended September 30, 2010, the FOMC actions kept short term yields near zero, causing the 30-day SEC yield on the ML 3 Month U.S. Treasury Index (“T-Bill”) to move only slightly from the very low 0.12% in September 2009 to 0.16% in September 2010 (see Yield Curve chart below at the 3M (month) maturity plot point). The Fund’s 30-day SEC yield has been substantially higher, at 1.65%, in September 2009 and 1.00%, in September 2010. For income oriented investors, the Fund is currently yielding more than T-Bills and many other short term instruments.

For the fiscal year, the total return of the Fund was 3.28%. The ML 1-3 year Treasury Index had a one year return of 2.53% and the T-Bills’ one year return was 0.13%. Corporate fixed income securities rallied in the first half of this fiscal year as a response to the economic stimulus programs and the ending of the recession. Since the Fund is a diversified blend of corporate, Treasury, agency and mortgage securities, it was able to participate in the rally in corporate and other credit rated fixed income securities with a corporate securities weighting that ranged from 41.2% to 36.2% from beginning to end of the fiscal year. As the Fund is designed to protect shareholder principal the sub-adviser follows conservative investment grade quality guidelines. The Lipper Short-Intermediate Investment Grade Debt Funds Objective universe was skewed in favor of corporate bond sector returns during the year, and had an average return of 7.64%. However, since the Lipper universe includes funds that are wholly invested or have a heavy weighting in corporate bonds, many of the funds in the universe are invested outside of the Limited Fund’s diversified, conservative approach.

CNI CHARTER FUNDS  |  PAGE 18

Yield Curve

Source: Bloomberg, Pertrac

FULL MATURITY FIXED INCOME FUND

The Full Maturity Fixed Income Fund (the “Fund”) combines portfolios of two sub-advisers designed to complement each other in the core + alpha strategy and to provide a “full” maturity spectrum. They are:

•
Boyd Watterson Asset Management, the alpha sub-adviser, which manages to the Barclays Capital U.S. Intermediate Government/Credit Index and will aggressively move duration above or below its index by 20%;

•	Baird Advisors, the core sub-adviser, which manages to the Barclays Capital U.S. Aggregate Index, is always duration neutral to its index and seeks to add value by sector selection.

The Fund began the fiscal year with a longer average maturity of 5.3 years than its primary benchmark, the Barclays Capital Intermediate U.S. Government/Credit Index, 4.5 years, a measure which aided performance in the falling interest rate environment and remains in place at the end of the fiscal year. As the Yield Curve chart (above) shows, rates have continued to shift downwards for intermediate to longer maturities over the course of the year, and remained very low at the shorter maturity end of the time horizon. Bond prices and interest rates have an inverse relationship, so that when interest rates fall, prices rise.

The Fund sub-advisers began the fiscal year with a 39.8% tilt towards corporate bonds and ended the year with a 45.4% position which aided the Fund’s performance. Treasury prices rose in the second half of the fiscal year as a response to the flight from the debt problems of the Economic Monetary Union of the European Union, which originated with Greece, Portugal and several other member states. Purchases of Treasuries and mortgages by the Federal Reserve Bank provided economic support to those sectors, boosting prices of the former and stabilizing the mortgage-backed securities market. The corporate and commercial mortgage-backed security weightings added substantially to the Fund’s returns. The Fund invests in investment grade bonds only and, in an effort to control risk, has sold out of a small weighting of bonds that had been downgraded during the mortgage crisis. The pie chart below shows the weighting of the two sub-advisers as of September 30, 2010:

Full Maturity Fixed Income Fund
Weightings By Sub-adviser
September 2010

The Fund’s total return was 8.48% for the fiscal year. This was ahead of the Barclays Capital Intermediate US Government/Credit Index return of 7.77% for the same period. The Lipper Corporate A-Rated Debt Funds Objective universe, which includes bond funds that are 100% invested in corporate bonds, returned 9.93%. However, by means of comparison, the Fund follows a diversified investment strategy among sectors and is not allowed to heavily allocate to corporate bonds (or any other sector); the Fund’s current 45.4% weighting in corporate bonds is the highest it has ever been.

CNI CHARTER FUNDS  |  PAGE 19

investment adviser’s report
September 30, 2010

DIVERSIFIED EQUITY FUND

The Diversified Equity Fund (the “Fund”) produced a total return of 6.69%. Lipper Analytics compares this Fund to its Large-Cap Core Funds Classification, which had a total return of 7.93% for the same period. The S&P 500 was up 10.16% for the same period. At the beginning of the fiscal year, this Fund combined four portfolio sub-advisers. In September 2010 we eliminated an equity portfolio manager and divided the Fund among the three remaining sub-advisers. The current sub-advisers and their target weights at the end of the fiscal year are:

•	Large cap core value, AMBS Investment Counsel, (37.5% weighting);

•	Alpha large-mid value, SKBA Capital Management (25.0%); and

•	Alpha growth, Turner Investment Partners (37.5%).

These weightings reflect a gradual increase in growth oriented stocks over the course of the year.

Diversified Equity Fund
Target Weightings By Sub-adviser
September 2010

The best performing sector for the Fund and in the stock market generally this fiscal year was Telecomm Services, which was overweighted in the Fund throughout the year. Materials were up in the market and overweighted in the Fund also, reflecting rising commodity prices as the global recession ended in June 2009. However, below market weights in Consumer Discretionary stocks hurt relative performance. The largest weighting in the Fund throughout the year was Information Technology, which aided performance. Unfortunately, the second largest weighting, Financials, after a strong start a year ago, was the weakest performing sector this year and contributed to the lag in performance versus the index. CCMA realigned the target weightings of the sub-advisers at the beginning of September 2010 as we seek to provide a mix of equity styles best suited to blend returns with risk control in a volatile market.

SOCIALLY RESPONSIBLE EQUITY FUND

The Socially Responsible Equity Fund (the “Fund”) completed its fifth full fiscal year of performance. The Fund follows pro-green, environmental sustainability, good corporate governance and product and worker safety guidelines for securities researched and selected. It is further designed to meet the social guidelines of faith-based organizations. As a value style fund, investing in large-to mid-capitalization equities, it generally invests in securities which are part of the Russell 1000 Value Index, but there are approximately 200 stocks in the index which are not eligible for inclusion in the Fund due to the socially responsible guidelines. The Fund returned 8.51% for the fiscal year. The Lipper Multi-Cap Value Funds Classification peer group is a value style fit in terms of fundamental economic analysis and large/mid capitalization, but the underlying funds have no social restrictions: it returned 9.34% for the fiscal year. The growth-oriented MSCI KLD 400 Social Index is a stock index constructed using environmental, social and governance factors, and was up 9.33% as growth stocks were up in 2010. Overweights to Healthcare and Financial sector stocks lagged the market. A higher than index allocation to Materials and a near market weight in Industrials aided overall returns.

The Fund’s sub-adviser, SKBA Capital Management, uses its Socially Responsible Value investment style, and incorporates the social guidelines of the U.S. Conference of Catholic Bishops. Proactively, SKBA researches companies that have good environmental sustainability, human rights and governance track records.

CNI CHARTER FUNDS  |  PAGE 20

Please visit our websites, cnicharterfunds.com and cnicharter-ccma.com, for updates and further background information.  We want to thank our shareholders for their confidence in the Funds and express our best wishes for the New Fiscal Year.

Sincerely,

Timothy G. Solberg, CFA
Chief Investment Officer
CCM Advisors, LLC

This material represents the managers’ assessment of the portfolios and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

CNI CHARTER FUNDS  |  PAGE 21

fund overview
September 30, 2010
Limited Maturity Fixed Income Fund

The Fund seeks to provide a high level of current income, consistent with the preservation of capital and liquidity by investing primarily in fixed income securities either issued or guaranteed by the U.S. Government or its agencies or instrumentalities, money market instruments and non-convertible fixed income securities of U.S. companies.

Comparison of Change in the Value of a $10,000 Investment in the Limited Maturity Fixed Income Fund, Institutional Class Shares and Class N Shares, versus the BofA Merrill Lynch 3-Month U.S. Treasury Index and the BofA Merrill Lynch 1-3 Year U.S. Treasury Index(1)

(1)
The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Inception to Date
Institutional Class (1)	AHLFX	3.28%	4.72%	4.46%	4.14%	5.18%
Class N (2)	AHALX	3.04%	4.43%	4.19%	3.99%	5.11%

(1)
Class I Shares of the predecessor to the Limited Maturity Fixed Income Fund (the “Predecessor Fund”) commenced operations on October 22, 1988. On September 30, 2005, the Predecessor Fund reorganized into the Fund. The performance results for Institutional Class Shares of the Fund for the period of October 22, 1988 to September 29, 2005, reflects the performance of the Predecessor Fund’s Class I Shares.

(2)
Class I Shares of the predecessor to the Limited Maturity Fixed Income Fund (the “Predecessor Fund”) commenced operations on October 22, 1988. Class A Shares of the Predecessor Fund, the predecessor to the Class N Shares of the Fund, commenced operations on October 22, 2004. On September 30, 2005, the Predecessor Fund reorganized into the Fund. The performance results for Class N Shares of the Fund for the period of October 22, 2004, to September 29, 2005, reflects the performance of the Predecessor Fund’s Class A Shares. The performance results for Class N Shares of the Fund for the period of October 22, 1988 to October 21, 2004, reflects the performance of the Predecessor Fund’s Class I Shares.  The performance of the Predecessor Fund’s Class I Shares has not been adjusted to reflect the higher Rule 12b-1 fees and expenses applicable to the Fund’s Class N Shares. If it had, the performance of the Fund’s Class N Shares would have been lower than that shown.

TOP TEN HOLDINGS
% OF PORTFOLIO
U.S. Treasury Note 4.250%, 08/15/15	8.5
FHLMC 4.375%, 07/17/15	3.7
FHLB 5.750%, 05/15/12	2.7
FNMA 5.250%, 08/01/12	2.7
FHLMC 4.750%, 03/05/12	2.6
FNMA 5.375%, 11/15/11	2.6
U.S. Treasury Note 2.375%, 09/30/14	2.6
FHLB 5.375%, 08/19/11	2.6
FNMA 6.000%, 05/15/11	2.6
Citigroup Funding 2.250%, 12/10/12	2.6

CNI CHARTER FUNDS  |  PAGE 22

fund overview
September 30, 2010
Full Maturity Fixed Income Fund

The Fund seeks to provide a high level of current income, consistent with the preservation of capital by investing primarily in fixed income securities either issued or guaranteed by the U.S. Government or its agencies or instrumentalities, money market instruments, non-convertible fixed income securities of U.S. companies and U.S. dollar-denominated debt obligations issued by foreign governments and corporations.

Comparison of Change in the Value of a $10,000 Investment in the Full Maturity Fixed Income Fund, Institutional Class Shares and Class N Shares, versus the Barclays U.S. Aggregate Bond Index and the Barclays Intermediate U.S. Government/Credit Index(1)

(1)
The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Inception to Date
Institutional Class (1)	AHFMX	8.48%	6.67%	5.49%	5.75%	6.58%
Class N (2)	AHAFX	8.12%	6.38%	5.20%	5.58%	6.50%

(1)
Class I Shares of the predecessor to the Full Maturity Fixed Income Fund (the “Predecessor Fund”) commenced operations on October 20, 1988. On September 30, 2005, the Predecessor Fund reorganized into the Fund. The performance results for Institutional Class Shares of the Fund for the period of October 20, 1988 to September 29, 2005, reflects the performance of the Predecessor Fund’s Class I Shares.

(2)
Class I Shares of the predecessor to the Full Maturity Fixed Income Fund (the “Predecessor Fund”) commenced operations on October 20, 1988. Class A Shares of the Predecessor Fund, the predecessor to the Class N Shares of the Fund, commenced operations on May 11, 2004. On September 30, 2005, the Predecessor Fund reorganized into the Fund. The performance results for Class N Shares of the Fund for the period of May 11, 2004, to September 29, 2005, reflects the performance of the Predecessor Fund’s Class A Shares. The performance results for Class N Shares of the Fund for the period of October 20, 1988 to May 11, 2004, reflects the performance of the Predecessor Fund’s Class I Shares. The performance of the Predecessor Fund’s Class I Shares has not been adjusted to reflect the higher Rule 12b-1 fees and expenses applicable to the Fund’s Class N Shares. If it had, the performance of the Fund’s Class N Shares would have been lower than that shown.

TOP TEN HOLDINGS*
% OF PORTFOLIO
U.S. Treasury Note 2.375%, 03/31/16	4.7
U.S. Treasury Bond 6.250%, 08/15/23	4.4
U.S. Treasury Note 1.750%, 07/31/15	2.2
FNMA 4.625%, 10/15/13	2.2
U.S. Treasury Bond 5.250%, 11/15/28	2.2
U.S. Treasury Note 2.375%, 07/31/17	1.9
FHLB 4.500%, 11/15/12	1.8
U.S. Treasury Note 4.750%, 05/15/14	1.8
FNMA, Pool 745418 5.500%, 04/01/36	1.7
FNMA, Pool 745275 5.000%, 02/01/36	1.4

*	Excludes Cash Equivalents

CNI CHARTER FUNDS  |  PAGE 23

fund overview
September 30, 2010
Diversified Equity Fund

The Fund seeks to provide long-term capital growth by investing primarily in common stocks of large-capitalization U.S. companies that are diversified among various industries and market sectors.

Comparison of Change in the Value of a $10,000 Investment in the Diversified Equity Fund, Institutional Class Shares and Class N Shares, versus the S&P 500 Index(1)

(1)
The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Inception to Date
Institutional Class (1)	AHDEX	6.69%	-8.50%	-1.14%	0.77%	8.87%
Class N (2)	AHADX	6.50%	-8.71%	-1.38%	0.58%	8.77%

(1)
Class I Shares of the predecessor to the Diversified Equity Fund (the “Predecessor Fund”) commenced operations on October 20, 1988. On September 30, 2005, the Predecessor Fund reorganized into the Fund. The performance results for Institutional Class Shares of the Fund for the period of October 20, 1988 to September 29, 2005, reflects the performance of the Predecessor Fund’s Class I Shares.

(2)
Class I Shares of the predecessor to the Diversified Equity Fund (the “Predecessor Fund”) commenced operations on October 20, 1988. Class A Shares of the Predecessor Fund, the predecessor to the Class N Shares of the Fund, commenced operations on December 30, 2002. On September 30, 2005, the Predecessor Fund reorganized into the Fund. The performance results for Class N Shares of the Fund for the period of December 30, 2002, to September 29, 2005, reflects the performance of the Predecessor Fund’s Class A Shares. The performance results for Class N Shares of the Fund for the period of October 20, 1988 to December 30, 2002, reflects the performance of the Predecessor Fund’s Class I Shares. The performance of the Predecessor Fund’s Class I Shares has not been adjusted to reflect the higher Rule 12b-1 fees and expenses applicable to the Fund’s Class N Shares. If it had, the performance of the Fund’s Class N Shares would have been lower than that shown.

TOP TEN HOLDINGS*
% OF PORTFOLIO
Apple	2.3
PepsiCo	2.2
Oracle	1.6
Abbott Laboratories	1.5
US Bancorp	1.5
Royal Dutch Shell, Cl B ADR	1.4
EMC	1.4
Cisco Systems	1.4
IBM	1.4
Wal-Mart Stores	1.3

*	Excludes Cash Equivalents

CNI CHARTER FUNDS  |  PAGE 24

fund overview
September 30, 2010
Socially Responsible Equity Fund

The Fund seeks to provide long-term capital growth by investing primarily in common stocks of U.S. issuers that meet certain socially responsible criteria.

Comparison of Change in the Value of a $10,000 Investment in the Socially Responsible Equity Fund, Institutional Class Shares and Class N Shares, versus the MSCI KLD 400 Social Index(1)

(1)
The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	Inception to Date
Institutional Class (1)	AHRAX	8.51%	-7.21%	-0.41%	0.26%
Class N (2)	AHSRX	8.15%	-7.48%	-0.67%	0.02%

(1)
Class I Shares of the predecessor to the Socially Responsible Equity Fund (the “Predecessor Fund”) commenced operations on January 3, 2005. On September 30, 2005, the Predecessor Fund reorganized into the Fund. The performance results for Institutional Class Shares of the Fund for the period of January 3, 2005 to September 29, 2005, reflects the performance of the Predecessor Fund’s Class I Shares.

(2)
Class I Shares of the predecessor to the Socially Responsible Equity Fund (the “Predecessor Fund”) commenced operations on January 3, 2005. Class A Shares of the Predecessor Fund, the predecessor to the Class N Shares of the Fund, commenced operations on August 12, 2005. On September 30, 2005, the Predecessor Fund reorganized into the Fund. The performance results for Class N Shares of the Fund for the period of August 12, 2005, to September 29, 2005, reflects the performance of the Predecessor Fund’s Class A Shares. The performance results for Class N Shares of the Fund for the period of January 3, 2005 to August 12, 2005, reflects the performance of the Predecessor Fund’s Class I Shares. The performance of the Predecessor Fund’s Class I Shares has not been adjusted to reflect the higher Rule 12b-1 fees and expenses applicable to the Fund’s Class N Shares. If it had, the performance of the Fund’s Class N Shares would have been lower than that shown.

TOP TEN HOLDINGS*
% OF PORTFOLIO
Brookfield Asset Management, Cl A	3.7
Berkshire Hathaway, Cl B	3.3
Emerson Electric	3.1
Patterson-UTI Energy	3.1
Abbott Laboratories	3.0
Waste Management	3.0
Chubb	3.0
ConocoPhillips	3.0
Spectra Energy	2.9
Encana	2.8

*	Excludes Cash Equivalents

CNI CHARTER FUNDS  |  PAGE 25

schedule of investments
September 30, 2010
Prime Money Market Fund

Description	Face Amount (000)	Value (000)
Commercial Paper [38.8%]
Airport Develop/Maint [1.6%]
Los Angeles Department of Airports
0.270%, 11/18/10	$20,000	$19,993
Banks [15.7%]
Banco Bilbao Vizcaya Argentaria (A)
0.290%, 10/22/10	25,000	24,996
Barclays US Funding
0.150%, 10/01/10	25,000	25,000
KBC Financial Products International (A)
0.500%, 10/18/10	25,000	24,994
Korea Development Bank
0.650%, 11/08/10	25,000	24,983
0.450%, 12/23/10	25,000	24,974
Standard Chartered Bank (A)
0.390%, 11/08/10	25,000	24,990
0.250%, 10/04/10	25,000	24,999
UniCredit Bank Ireland (A)
0.610%, 12/20/10	25,000	24,966
Total Banks		199,902
Financial Services [13.7%]
Danske (A)
0.360%, 11/15/10	25,000	24,989
0.260%, 10/01/10	25,000	25,000
Gotham Funding (A)
0.250%, 10/01/10	25,000	25,000
Grampian Funding (A)
0.290%, 10/01/10	25,000	25,000
HSBC Finance
0.440%, 12/07/10	25,000	24,980
Natixis US Finance
0.320%, 12/01/10	25,000	24,986
Societe Generale North America
0.240%, 10/05/10	25,000	24,999
Total Financial Services		174,954

Description	Face Amount (000)	Value (000)
Foreign Governments [3.9%]
Republic of Ireland International Bond
0.890%, 11/24/10	$25,000	$24,966
0.560%, 10/22/10	25,000	24,992
Total Foreign Governments		49,958
Special Purpose Banks [3.9%]
Dexia Delaware
0.550%, 12/01/10	25,000	24,977
0.470%, 10/22/10	25,000	24,993
Total Special Purpose Banks		49,970
Total Commercial Paper (Cost $494,777)		494,777
U.S. Government Agency Obligations [3.9%]
FHLB
0.420%, 10/15/10	25,000	25,000
0.480%, 10/25/10	25,000	25,002
Total U.S. Government Agency Obligations (Cost $50,002)		50,002
Corporate Bonds [2.7%]
Banks [1.6%]
Westpac Banking, MTN
0.665%, 04/19/11(A) (B)	20,500	20,508
Financial Services [1.1%]
General Electric Capital
0.578%, 04/28/11(B)	13,845	13,839
Total Corporate Bonds (Cost $34,347)		34,347
Certificates of Deposit [35.3%]
Banco Bilbao Vizcaya Argentaria NY
0.770%, 01/03/11	25,000	25,001
Banco Del Estado De Chile
0.240%, 10/01/10	25,000	25,000
0.550%, 01/31/11	25,000	25,000
Banco Santander
0.920%, 10/12/10	25,000	25,000
Barclays Bank
0.690%, 05/10/11	25,000	25,000
Bayerische Landesbank
0.470%, 12/09/10	25,000	25,001
0.600%, 02/07/11	25,000	25,000

See accompanying notes to financial statements.

CNI CHARTER FUNDS  |  PAGE 26

schedule of investments
September 30, 2010
Prime Money Market Fund (concluded)

Description	Face Amount (000)/Shares	Value (000)
BNP Paribas NY
0.240%, 10/07/10	$25,000	$25,000
Commerzbank NY
0.505%, 10/13/10	25,000	25,000
Erste Group Bank
0.300%, 10/01/10	25,000	25,000
0.300%, 10/13/10	25,000	25,000
KBC Bank NY
0.750%, 10/14/10	25,000	25,000
Landesbank Hessen-Thueringen GZ
0.900%, 10/19/10	25,000	25,000
0.750%, 02/01/11	25,000	25,000
Natixis NY
0.460%, 11/04/10	25,000	25,000
Norinchukin Bank
0.480%, 11/08/10	25,000	25,001
Skandinaviska Enskilda Banken NY
0.560%, 10/14/10	25,000	25,000
UniCredit NY
0.715%, 11/03/10	25,000	25,000
Total Certificates of Deposit (Cost $450,003)		450,003
Cash Equivalent [0.3%]
Goldman Sachs Financial Square Funds - Government Fund, 0.090%*	4,235,021	4,235
Total Cash Equivalent (Cost $4,235)		4,235
Repurchase Agreements(C) [19.0%]
Nomura
0.250%, dated 09/30/10, repurchased on 10/01/10, repurchase price $125,000,868 (collateralized by various U.S. Government obligations, ranging in par value $492,678-$49,507,669, 0.000%-4.250%, 04/01/11-02/26/29; with total market value $127,502,877)	125,000	125,000
Deutsche Bank
0.240%, dated 09/30/10, repurchased on 10/01/10, repurchase price $50,000,333 (collateralized by a FNMA obligation, par value $51,000,695, 5.125%, 04/15/11; with total market value $50,000,695)	50,000	50,000

Description	Face Amount (000)	Value (000)
Bank of America
0.220%, dated 09/30/10, repurchased on 10/01/10, repurchase price $50,000,306 (collateralized by a FHLB and FNMA obligation, ranging in par value $7,663,000-$41,915,000, 0.000%-3.625%, 12/29/10-07/01/11; with total market value $51,002,996)	$50,000	$50,000
Barclays
0.200%, dated 09/30/10, repurchased on 10/01/10, repurchase price $16,400,091 (collateralized by a U.S. Treasury Note, par value $15,074,000, 3.500%, 02/15/18; with total market value $16,728,057)	16,400	16,400
Total Repurchase Agreements (Cost $241,400)		241,400
Total Investments [100.0%] (Cost $1,274,764)		$1,274,764

Percentages are based on Net Assets of $1,274,880 ($ Thousands).

*	The rate reported is the 7-day current yield as of September 30, 2010.

(A)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2010, the value of these securities amounted to $245,442 (000), representing 19.3% of the net assets of the Fund.

(B)	Floating Rate Security — The rate reported is the rate in effect on September 30, 2010.

(C)	Tri-Party Repurchase Agreement.

FHLB — Federal Home Loan Bank

FNMA — Federal National Mortgage Association

MTN — Medium Term Note

The following is a summary of the inputs used as of September 30, 2010 in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Commercial Paper	$—	$494,777	$—	$494,777
U.S. Government Agency Obligations	—	50,002	—	50,002
Corporate Bonds	—	34,347	—	34,347
Certificates of Deposit	—	450,003	—	450,003
Cash Equivalent	4,235	—	—	4,235
Repurchase Agreements	—	241,400	—	241,400
Total Investments in Securities	$4,235	$1,270,529	$—	$1,274,764

For the year ended September 30, 2010, there have been no significant transfers between Level 1 and Level 2 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CNI CHARTER FUNDS  |  PAGE 27

schedule of investments
September 30, 2010
Government Money Market Fund

Description	Face Amount (000)	Value (000)
U.S. Government Agency Obligations [57.7%]
FAMC DN
0.140%, 10/05/10(A)	$50,000	$49,999
FAMC
5.500%, 07/15/11(B)	15,000	15,580
FFCB (C)
0.608%, 12/09/10	50,000	50,028
0.218%, 03/21/11	50,000	50,000
0.182%, 12/14/11	50,000	50,000
FHLB
0.420%, 10/15/10	25,000	25,000
0.480%, 10/25/10	25,000	25,002
0.500%, 10/29/10	50,000	50,009
0.280%, 11/08/10	25,000	24,999
4.750%, 12/10/10	50,000	50,428
3.000%, 12/10/10	25,000	25,131
0.750%, 01/18/11	25,000	25,035
0.420%, 02/17/11	25,000	25,000
4.625%, 02/18/11	25,000	25,412
0.430%, 02/22/11	25,000	25,001
0.280%, 05/27/11(C)	25,000	25,000
0.500%, 07/15/11	25,000	25,000
0.500%, 07/29/11	25,000	25,000
0.450%, 09/22/11	50,000	50,000
0.226%, 09/26/11(C)	50,000	50,010
FHLB DN (A)
0.130%, 10/01/10	150,000	150,000
0.120%, 10/04/10	150,000	149,998
0.100%, 10/05/10	32,875	32,875
0.130%, 10/06/10	50,000	49,999
0.110%, 10/12/10	25,000	24,999
0.260%, 01/05/11	50,000	49,965
0.220%, 03/30/11	25,000	24,972
FHLMC
4.125%, 02/24/11	24,299	24,659
FHLMC DN (A)
0.150%, 10/06/10	20,500	20,500
0.220%, 11/09/10	50,000	49,988
0.240%, 01/14/11	52,585	52,548
FNMA
4.500%, 02/15/11	25,000	25,386
1.750%, 03/23/11	25,000	25,176
5.125%, 04/15/11	25,000	25,659

Description	Face Amount (000)	Value (000)
FNMA DN (A)
0.140%, 10/01/10	$100,000	$100,000
0.140%, 10/04/10	100,000	99,999
0.280%, 10/20/10	50,000	49,993
0.240%, 01/12/11	25,278	25,261
0.290%, 03/28/11	50,000	49,928
4.800%, 04/26/11	25,000	24,967
Total U.S. Government Agency Obligations (Cost $1,748,506)		1,748,506

Repurchase Agreements (D) [42.2%]
Bank of America
0.220%, dated 09/30/10, repurchased on 10/01/10, repurchase price $250,001,528 (collateralized by various U.S. Government obligations, ranging in par value $1,245,500-$39,972,000, 0.000%-5.870%, 03/01/11-01/22/37; with total market value $255,000,582)	250,000	250,000
Barclays
0.200%, dated 09/30/10, repurchased on 10/01/10, repurchase price $252,101,401 (collateralized by a U.S. Treasury Note, par value $256,610,668, 1.000%, 07/15/13; with total market value $257,142,077)	252,100	252,100
Deutsche Bank
0.240%, dated 09/30/10, repurchased on 10/01/10, repurchase price $200,001,333 (collateralized by FHLMC and FNMA obligations, ranging in par value $35,150,000-$41,725,000, 1.875%-5.920%, 03/11/11-01/15/37; with total market value $201,770,519)	200,000	200,000

See accompanying notes to financial statements.

CNI CHARTER FUNDS  |  PAGE 28

schedule of investments
September 30, 2010
Government Money Market Fund (concluded)

Description	Face Amount (000)	Value (000)
JPMorgan Chase
0.220%, dated 09/30/10, repurchased on 10/01/10, repurchase price $200,001,222 (collateralized by a U.S. Treasury Bill, par value $204,510,000, 0.000%, 09/22/11; with total market value $204,002,809)	$200,000	$200,000
Nomura
0.250%, dated 09/30/10, repurchased on 10/01/10, repurchase price $375,002,604 (collateralized by U.S. Government obligations, ranging in par value $30,000-$112,111,000, 0.000%-6.250%, 02/28/11-06/21/32; with total market value $382,500,073)	375,000	375,000
Total Repurchase Agreements (Cost $1,277,100)		1,277,100
Total Investments [99.9%] (Cost $3,025,606)		$3,025,606

Percentages are based on Net Assets of $3,027,783 ($ Thousands).

(A)	Zero coupon security. The rate reported is the effective yield at time of purchase.

(B)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2010, the value of these securities amounted to $15,580 (000), representing 0.5% of the net assets of the Fund.

(C)	Floating Rate Security — The rate reported is the rate in effect on September 30, 2010.

(D)	Tri-Party Repurchase Agreement.

DN — Discount Note

FAMC — Federal Agricultural Mortgage Corporation

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

As of September 30, 2010, all of the Fund’s investments are Level 2, in accordance with ASC 820.

For the year ended September 30, 2010, there have been no significant transfers between Level 1 and Level 2 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CNI CHARTER FUNDS  |  PAGE 29

schedule of investments
September 30, 2010
California Tax Exempt Money Market Fund

Description	Face Amount (000)	Value (000)
Municipal Bonds [100.1%]
California [94.8%]
Bay Area Toll Authority, Ser C-1, RB (A) (B)
0.230%, 10/07/10	$13,000	$13,000
Bay Area Toll Authority, Ser C-3, RB (A) (B)
0.220%, 10/07/10	1,000	1,000
Bay Area Toll Authority, Ser C-4, RB (A) (B)
0.220%, 10/07/10	5,500	5,500
Bay Area Toll Authority, Ser E-1, RB (A) (B)
0.230%, 10/07/10	3,560	3,560
California State, Department of Water Resource & Power, Ser C-7, RB, AGM (A) (B)
0.270%, 10/07/10	9,125	9,125
California State, Department of Water Resource & Power, Ser C-9, RB (A) (B) (C)
0.230%, 10/07/10	7,000	7,000
California State, Department of Water Resource & Power, Sub-Ser G-3, RB, AGM (A) (B)
0.260%, 10/07/10	7,820	7,820
California State, Educational Facilities Authority, Stanford University Project, Ser L-4, RB (A) (B)
0.200%, 10/06/10	515	515
California State, Health Facilities Financing Authority, Luvile Salter Project, Ser B, RB (A) (B)
0.220%, 10/07/10	11,700	11,700

Description	Face Amount (000)	Value (000)
California State, Health Facilities Financing Authority, Ser B, RB (A) (B) (C)
0.250%, 10/06/10	$10,000	$10,000
California State, Health Facilities Financing Authority, Ser C, RB (A) (B) (C)
0.250%, 10/06/10	10,000	10,000
California State, Health Facilities Financing Authority, Ser C, RB (A) (B) (C)
0.220%, 10/07/10	18,400	18,400
California State, Infrastructure & Economic Development Authority, California Academy Project, Ser A, RB (A) (B) (C)
0.250%, 10/01/10	12,000	12,000
California State, Infrastructure & Economic Development Authority, RB (A) (B)
0.230%, 10/01/10	12,400	12,400
California State, Infrastructure & Economic Development Authority, J Paul Getty Trust Project, Ser B, RB (A) (B)
0.220%, 10/01/10	9,215	9,215
California State, Ser B, Sub-Ser B-3, GO (A) (B) (C)
0.240%, 10/06/10	3,145	3,145
California State, Ser B, Sub-Ser B-4, GO (A) (B) (C)
0.240%, 10/06/10	6,880	6,880
California State, Ser B, Sub-Ser B-6, GO (A) (B) (C)
0.310%, 10/01/10	6,900	6,900
California Statewide, Communities Development Authority, Masters College Project, RB (A) (B) (C)
0.260%, 10/07/10	3,000	3,000
California Statewide, Communities Development Authority, Ser A, RB (A) (B) (C)
0.240%, 10/06/10	20,000	20,000
Contra Costa, Transportation Authority, RB
2.500%, 10/01/10	4,500	4,500
East Bay, Municipal Utilities District Wastewater Authority, Sub-Ser A, RB (A) (B)
0.220%, 10/07/10	25,000	25,000
East Bay, Municipal Utilities District Water Authority, Sub-Ser A-1, RB (A) (B)
0.280%, 10/06/10	10,000	10,000

See accompanying notes to financial statements.

CNI CHARTER FUNDS  |  PAGE 30

schedule of investments
September 30, 2010
California Tax Exempt Money Market Fund (continued)

Description	Face Amount (000)	Value (000)
East Bay, Municipal Utilities District Water Authority, Sub-Ser A-2, RB (A) (B)
0.300%, 10/06/10	$4,890	$4,890
East Bay, Municipal Utilities District Water Authority, Sub-Ser A-3, RB (A) (B)
0.300%, 10/06/10	11,595	11,595
East Bay, Municipal Utilities District Water Authority, Sub-Ser B, RB, AGM (A) (B)
0.270%, 10/06/10	10,000	10,000
Eastern Municipal Water District, Ser B, COP (A) (B)
0.230%, 10/06/10	10,600	10,600
Elsinore Valley, Municipal Water District, Ser B, COP (A) (B) (C)
0.260%, 10/07/10	15,000	15,000
Glendale, Police Building Project, COP (A) (B)
0.250%, 10/07/10	17,800	17,800
Irvine Ranch, Water District #140-240-105-250, GO (A) (B) (C)
0.220%, 10/01/10	3,500	3,500
Irvine, Improvement Board, Act 1915 Project, District #03-19, Ser A, SAB (A) (B) (C)
0.290%, 10/01/10	6,536	6,536
Irvine, Improvement Board, Act 1915 Project, District #04-20, Ser A, RB (A) (B) (C)
0.290%, 10/01/10	8,560	8,560
Irvine, Improvement Board, Act 1915 Project, District #05-21, Ser A, COP (A) (B) (C)
0.280%, 10/01/10	14,430	14,430
Irvine, Improvement Board, Act 1915 Project, District #07-22, Ser A, RB (A) (B) (C)
0.290%, 10/01/10	3,950	3,950
Irvine, Improvement Board, Act 1915 Project, District #97-16, COP (A) (B) (C)
0.290%, 10/01/10	3,500	3,500
Irvine, Improvement Board, Act 1915 Project, District #97-17, SAB (A) (B) (C)
0.290%, 10/01/10	7,150	7,150
Long Beach, TRAN
2.000%, 09/30/11	2,000	2,032
Los Angeles County, TRAN
2.000%, 06/30/11	8,000	8,068

Description	Face Amount (000)	Value (000)
Los Angeles County, Metropolitan Transportation Authority, Ser A1, RB (A) (B)
0.240%, 10/07/10	$12,665	$12,665
Los Angeles County, Metropolitan Transportation Authority, Ser A3, RB (A) (B)
0.320%, 10/07/10	4,975	4,975
Los Angeles County, Metropolitan Transportation Authority, Ser C4, RB, FGIC (A) (B) (C)
0.230%, 10/07/10	2,000	2,000
Los Angeles, Department of Water & Power, Sub-Ser B-1, RB (A) (B)
0.220%, 10/07/10	5,350	5,350
Los Angeles, Department of Water & Power, Sub-Ser B-2, RB (A) (B)
0.230%, 10/01/10	20,500	20,500
Los Angeles, Department of Water & Power, Sub-Ser B-2, RB (A) (B)
0.210%, 10/07/10	12,600	12,600
Los Angeles, Department of Water & Power, Sub-Ser B-3, RB (A) (B)
0.200%, 10/07/10	7,600	7,600
Los Angeles, Department of Water & Power, Sub-Ser B-4, RB (A) (B)
0.260%, 10/07/10	4,400	4,400
Los Angeles, Department of Water & Power, Sub-Ser B-5, RB (A) (B)
0.230%, 10/07/10	10,000	10,000
Los Angeles, Unified School District, Administration Building III Project, Ser B, COP (A) (B) (C)
0.250%, 10/06/10	10,385	10,385
Los Angeles, Wastewater Systems Authority, Sub-Ser C, RB (A) (B) (C)
0.240%, 10/07/10	2,500	2,500
Oakland, TRAN
2.000%, 03/30/11	7,225	7,278
Oakland-Alameda County, Coliseum Authority, Ser C-2, RB (A) (B) (C)
0.230%, 10/06/10	3,700	3,700
Oakland-Alameda County, Coliseum Project, Ser C-1, RB (A) (B) (C)
0.290%, 10/06/10	15,000	15,000

See accompanying notes to financial statements.

CNI CHARTER FUNDS  |  PAGE 31

schedule of investments
September 30, 2010
California Tax Exempt Money Market Fund (continued)

Description	Face Amount (000)	Value (000)
Orange County, Ser A, RB
2.000%, 03/15/11	$2,000	$2,015
Orange County, Water District Authority, Ser A, COP (A) (B)
0.230%, 10/06/10	8,600	8,600
Pasadena, Public Financing Authority, Rose Bowl Refinancing & Improvement Project, RB (A) (B) (C)
0.250%, 10/06/10	10,625	10,625
Riverside County, Public Facilities Authority, Ser C, COP (A) (B) (C)
0.250%, 10/06/10	11,100	11,100
Riverside, Water Authority, Ser A, RB (A) (B)
0.250%, 10/07/10	8,265	8,265
Sacramento County, Sanitation District Financing Authority, Sub-Ser A, RB (A) (B) (C)
0.300%, 10/01/10	6,100	6,100
Sacramento County, Sanitation District Financing Authority, Sub-Ser D, RB (A) (B) (C)
0.300%, 10/01/10	3,000	3,000
Sacramento County, Sanitation District Financing Authority, Sub-Ser E, RB (A) (B) (C)
0.220%, 10/06/10	9,500	9,500
Sacramento, TRAN
2.000%, 06/30/11	3,500	3,537
San Bernardino County, Ser A, TRAN
2.000%, 06/30/11	5,000	5,060
San Diego County, Regional Transportation Commission, Ser B, RB (A) (B)
0.250%, 10/07/10	13,080	13,080
San Diego County, Regional Transportation Commission, Ser C, RB (A) (B)
0.250%, 10/07/10	4,800	4,800
San Francisco City & County, Airports Commission, Ser 37C, RB, AGM (A) (B)
0.300%, 10/06/10	7,000	7,000
San Francisco, Unified School District, TRAN
2.000%, 06/30/11	3,500	3,541
San Jose, Redevelopment Agency, Merged Area Redevelopment Project, Ser A, RB (A) (B) (C)
0.240%, 10/06/10	6,850	6,850
Santa Barbara County, TRAN
2.000%, 06/30/11	6,500	6,578

Description	Face Amount (000)	Value (000)
Santa Clara County, Financing Authority, Multiple Facilities Projects, Ser M, RB (A) (B) (C)
0.250%, 10/06/10	$10,105	$10,105
Santa Clara County, Financing Authority, VMC Facility Replacement Project, Ser B, RB (A) (B)
0.260%, 10/06/10	13,475	13,475
Santa Clara Valley, Transportation Authority, Ser C, RB (A) (B)
0.230%, 10/07/10	8,000	8,000
Santa Clara Valley, Transportation Authority, Ser D, RB (A) (B)
0.250%, 10/07/10	17,300	17,300
Santa Clara, Electric Authority, Sub-Ser B, RB (A) (B) (C)
0.280%, 10/06/10	4,975	4,975
Santa Cruz County, TRAN
2.000%, 06/30/11	5,000	5,056
Southern California, Metropolitan Water District Authority, RB (A) (B)
0.280%, 10/06/10	6,200	6,200
Southern California, Metropolitan Water District Authority, Ser C-1, RB (A) (B)
0.260%, 10/01/10	14,600	14,600
Southern California, Metropolitan Water District Authority, Water Works Authorization Project, Ser B, RB (A) (B)
0.240%, 10/07/10	11,985	11,985
State of California, GO (D)
Pre-Refunded @ 100
5.250%, 10/01/10	1,100	1,100
State of California, GO (A) (B) (C)
0.250%, 10/01/10	11,200	11,200
State of California, GO (A) (B) (C)
0.240%, 10/07/10	9,200	9,200
State of California, GO (A) (B) (C)
0.240%, 10/07/10	25,400	25,400
State of California, GO (D)
Pre-Refunded @ 100
5.125%, 03/01/11	550	561
State of California, Ser B, GO (D)
Pre-Refunded @ 100
5.000%, 03/01/11	1,500	1,529

See accompanying notes to financial statements.

CNI CHARTER FUNDS  |  PAGE 32

schedule of investments
September 30, 2010
California Tax Exempt Money Market Fund (concluded)

Description	Face Amount (000)	Value (000)
State of California, Ser B-4, GO (A) (B) (C)
0.220%, 10/06/10	$25,000	$25,000
State of California, Ser C-11, GO (A) (B) (C)
0.240%, 10/06/10	28,560	28,560
Turlock, Irrigation District, Capital Improvement & Refunding Project, COP (A) (B) (C)
0.250%, 10/01/10	10,475	10,475
Turlock, Irrigation District, RB (A)
0.750%, 08/12/11	6,000	6,000
Tustin, Improvement Board Act, Reassessment District No. 95-2-A, Ser A, SAB (A) (B) (C)
0.300%, 10/01/10	6,603	6,603
Total California		784,199
Connecticut [1.2%]
Connecticut State, Health & Educational Facility Authority, Yale University Project, Ser U2, RB (A) (B)
0.200%, 10/06/10	10,000	10,000
Massachusetts [0.7%]
Massachusetts State, Development Finance Agency, Harvard University Project, Ser HH, RB (A) (B)
0.170%, 10/07/10	5,950	5,950
Texas [2.8%]
University of Texas, Ser B, RB (A) (B)
0.190%, 10/07/10	23,430	23,430
Virginia [0.6%]
University of Virginia, Ser A, RB (A) (B)
0.200%, 10/06/10	4,965	4,965
Total Municipal Bonds (Cost $828,544)		828,544
Total Investments [100.1%] (Cost $828,544)		$828,544

Percentages are based on Net Assets of $827,342 ($ Thousands).

(A)	Put and Demand Feature — The date reported is the next reset or put date.

(B)	Floating Rate Security — The rate reported is the rate in effect on September 30, 2010.

(C)	Securities are held in conjunction with a letter of credit from a major bank or financial institution.

(D)	Pre-Refunded Security — The date shown is the pre-refunded date.

AGM — Assured Guarantee Municipal

COP — Certificate of Participation

FGIC — Financial Guaranty Insurance Company

GO — General Obligation

RB — Revenue Bond

SAB — Special Assessment Board

Ser — Series

TRAN — Tax and Revenue Anticipation Note

As of September 30, 2010, all of the Fund’s investments are Level 2, in accordance with ASC 820.

For the year ended September 30, 2010, there have been no significant transfers between Level 1 and Level 2 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CNI CHARTER FUNDS  |  PAGE 33

schedule of investments
September 30, 2010
Corporate Bond Fund

Description	Face Amount (000)	Value (000)
Corporate Bonds [93.5%]
Applications Software [2.0%]
Microsoft
4.200%, 06/01/19	$2,000	$2,219
Banks [18.7%]
ANZ National Int'l
3.250%, 04/02/12(A)	2,000	2,078
Bank of America, FDIC Insured, MTN
3.125%, 06/15/12	1,500	1,563
Bank of Scotland
5.000%, 11/21/11(A)	1,000	1,034
Barclays Bank
6.050%, 12/04/17(A)	1,000	1,084
Barclays Bank, MTN
4.500%, 03/10/17(B)	1,950	1,913
Deutsche Bank
7.250%, 10/15/11	500	521
JPMorgan Chase
6.000%, 10/01/17	1,890	2,145
JPMorgan Chase, FDIC Insured
2.125%, 12/26/12	2,500	2,582
US Bank, MTN
6.375%, 08/01/11	1,485	1,556
Wachovia Bank
4.800%, 11/01/14	3,240	3,499
Wells Fargo, FDIC Insured
3.000%, 12/09/11	2,200	2,266
Total Banks		20,241

Description	Face Amount (000)	Value (000)
Chemicals [1.0%]
Dow Chemical
8.550%, 05/15/19	$810	$1,023
Communication & Media [4.1%]
CBS
8.875%, 05/15/19	1,000	1,304
Comcast Cable Communications Holdings
8.375%, 03/15/13	160	186
News America Holdings
9.250%, 02/01/13	475	555
Time Warner Entertainment
8.375%, 03/15/23	775	1,022
Walt Disney, MTN
5.700%, 07/15/11	1,395	1,455
Total Communication & Media		4,522
Computer System Design & Services [7.8%]
Cisco Systems
5.500%, 02/22/16	1,250	1,474
Dell
5.875%, 06/15/19	1,865	2,164
5.625%, 04/15/14	1,000	1,138
Hewlett-Packard
6.125%, 03/01/14	1,470	1,699
International Business Machines
7.625%, 10/15/18	1,450	1,926
Total Computer System Design & Services		8,401
Diversified Operations [0.5%]
3M, MTN
4.375%, 08/15/13	500	551
Electric Utilities [0.9%]
Exelon
4.900%, 06/15/15	859	941
Electrical Services [1.8%]
Alabama Power
4.850%, 12/15/12	1,380	1,493
American Electric Power
5.250%, 06/01/15	470	521
Total Electrical Services		2,014

See accompanying notes to financial statements.

CNI CHARTER FUNDS  |  PAGE 34

schedule of investments
September 30, 2010
Corporate Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Finance Auto Loans [2.4%]
American Honda Finance, MTN
5.125%, 12/15/10(A)	$1,000	$1,009
Toyota Motor Credit
4.350%, 12/15/10	1,550	1,562
Total Finance Auto Loans		2,571
Financial Services [17.0%]
Ally Financial, FDIC Insured
2.200%, 12/19/12	4,500	4,652
Boeing Capital
6.500%, 02/15/12	930	1,002
Caisse Centrale Desjardins du Quebec
2.650%, 09/16/15(A)	3,000	3,041
CME Group
5.400%, 08/01/13	95	106
General Electric Capital, Ser A, MTN
6.000%, 06/15/12	2,100	2,267
General Electric Capital, FDIC Insured, MTN
2.625%, 12/28/12	2,770	2,888
HSBC Finance
5.250%, 04/15/15	1,250	1,372
Irish Life & Permanent Group Holdings
3.600%, 01/14/13(A)	2,000	1,890
National Rural Utilities, Ser C, MTN
7.250%, 03/01/12	1,000	1,088
Total Financial Services		18,306
Food, Beverage & Tobacco [3.2%]
Anheuser-Busch
7.500%, 03/15/12	665	722
Bottling Group
5.500%, 04/01/16	1,000	1,179
4.625%, 11/15/12	1,435	1,545
Total Food, Beverage & Tobacco		3,446
Foreign Governments [3.3%]
Kingdom of Denmark
2.750%, 11/15/11	3,000	3,075
United Mexican States, MTN
5.875%, 01/15/14	450	510
Total Foreign Governments		3,585

Description	Face Amount (000)	Value (000)
Investment Banker/Broker Dealer [13.3%]
Citigroup
5.850%, 08/02/16	$980	$1,059
5.500%, 02/15/17	250	258
Citigroup Funding, FDIC Insured
2.250%, 12/10/12	2,500	2,586
Credit Suisse
5.500%, 08/15/13	1,250	1,388
Goldman Sachs Group
5.625%, 01/15/17	1,700	1,800
Jefferies Group
8.500%, 07/15/19	870	1,010
Macquarie Group
6.000%, 01/14/20(A)	2,000	2,091
Merrill Lynch
6.050%, 05/16/16	2,025	2,156
Morgan Stanley, MTN
5.500%, 01/26/20	1,990	2,046
Total Investment Banker/Broker Dealer		14,394
Multi-line Insurance [1.7%]
MetLife
7.717%, 02/15/19	1,430	1,820
Petroleum & Fuel Products [4.3%]
ConocoPhillips Canada Funding I
5.625%, 10/15/16	2,000	2,358
Duke Capital
5.500%, 03/01/14	615	671
Shell International Finance
3.250%, 09/22/15	1,500	1,594
Total Petroleum & Fuel Products		4,623
Real Estate Investment Trusts [2.1%]
Kimco Realty
6.875%, 10/01/19	1,080	1,258
ProLogis
7.625%, 08/15/14	970	1,048
Total Real Estate Investment Trusts		2,306
Retail [5.6%]
CVS Caremark
6.125%, 08/15/16	1,000	1,181
Home Depot
5.250%, 12/16/13	1,000	1,116
Kohl's
6.300%, 03/01/11	1,000	1,021

See accompanying notes to financial statements.

CNI CHARTER FUNDS  |  PAGE 35

schedule of investments
September 30, 2010
Corporate Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Kroger
5.500%, 02/01/13	$450	$491
Target
6.000%, 01/15/18	1,770	2,135
Total Retail		5,944
Special Purpose Banks [1.9%]
Dexia Credit Local
2.750%, 01/10/14(A)	2,000	2,045
Telephones & Telecommunications [1.9%]
Deutsche Telekom International Finance
5.250%, 07/22/13	475	521
New Cingular Wireless Services
8.125%, 05/01/12	345	383
Verizon Communications
5.550%, 02/15/16	945	1,094
Total Telephones & Telecommunications		1,998
Total Corporate Bonds (Cost $95,122)		100,950
Municipal Bonds [3.1%]
California [2.1%]
California State, City of Industry, Sales Tax Project, RB, NATL-RE
5.000%, 01/01/12	955	977
Irvine Ranch, Water District Authority, RB (C)
Pre-Refunded @ 100
8.180%, 03/15/14	1,200	1,286
Total California		2,263
Wisconsin [1.0%]
De Pere, Unified School District, GO, FGIC (C)
Pre-Refunded @ 100
4.500%, 10/01/11	995	1,036
Total Municipal Bonds (Cost $3,257)		3,299

Description	Face Amount (000)/Shares	Value (000)
U.S. Government Mortgage-Backed Obligations [0.9%]
FHLMC REMIC, Ser 2008-R015, Cl AN
3.750%, 02/15/13	$118	$119
FHLMC REMIC, Ser 2982, Cl NB
5.500%, 02/15/29	305	310
FNMA REMIC, Ser 2002-56, Cl MC
5.500%, 09/25/17	462	502
FNMA REMIC, Ser 2006-B1, Cl AB
6.000%, 06/25/16	66	68
Total U.S. Government Mortgage-Backed Obligations (Cost $958)		999
U.S. Treasury Obligation [0.6%]
U.S. Treasury Inflation Protection Security
2.000%, 01/15/14	590	633
Total U.S. Treasury Obligation (Cost $598)		633
Cash Equivalent [0.8%]
Goldman Sachs Financial Square Funds - Government Fund, 0.090%*	898,932	899
Total Cash Equivalent (Cost $899)		899
Total Investments [98.9%] (Cost $100,834)		$106,780

Percentages are based on Net Assets of $107,955 ($ Thousands).

*	The rate reported is the 7-day current yield as of September 30, 2010.

(A)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2010, the value of these securities amounted to $14,272 (000), representing 13.2% of the net assets of the Fund.

(B)	Floating Rate Security — The rate reflected is the rate in effect on September 30, 2010.

(C)	Pre-Refunded Security — The date shown is the pre-refunded date.

Cl — Class

FDIC Insured — Federal Depositary Insurance Corporation

FGIC — Financial Guaranty Insurance Company

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GO — General Obligation

MTN — Medium Term Note

See accompanying notes to financial statements.

CNI CHARTER FUNDS  |  PAGE 36

schedule of investments
September 30, 2010
Corporate Bond Fund (concluded)

NATL-RE — National Public Finance Guarantee Corporation

RB — Revenue Bond

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

The following is a summary of the inputs used as of September 30, 2010 in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$100,950	$—	$100,950
Municipal Bonds	—	3,299	—	3,299
U.S. Government Mortgage-Backed Obligations	—	999	—	999
U.S. Treasury Obligation	—	633	—	633
Cash Equivalent	899	—	—	899
Total Investments in Securities	$899	$105,881	$—	$106,780

For the year ended September 30, 2010, there have been no significant transfers between Level 1 and Level 2 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CNI CHARTER FUNDS  |  PAGE 37

schedule of investments
September 30, 2010
Government Bond Fund

Description	Face Amount (000)	Value (000)
U.S. Government Agency Obligations [72.3%]
FFCB
3.600%, 03/22/17	$5,000	$5,184
FHLB
5.250%, 06/18/14	4,000	4,609
4.805%, 08/20/15	10,323	11,351
4.125%, 03/13/20	5,000	5,523
3.500%, 12/09/16	5,000	5,423
3.250%, 09/12/14	7,000	7,551
FHLMC, MTN
4.375%, 07/17/15	5,000	5,672
2.000%, 11/05/12	5,000	5,007
1.250%, 03/23/11(A)	7,000	7,013
FNMA
4.625%, 05/01/13	7,000	7,582
3.100%, 03/22/16	5,000	5,151
3.000%, 07/28/14	9,180	9,347
2.500%, 06/10/11(A)	10,000	10,014
2.000%, 09/30/15	7,000	6,996
1.250%, 09/30/11(A)	7,000	6,966
Israel Government AID Bond (B)
3.815%, 05/15/20	15,528	11,379
Total U.S. Government Agency Obligations (Cost $111,800)		114,768
U.S. Government Mortgage-Backed Obligations [26.4%]
FHLMC REMIC, Ser 2005-R003, Cl AG
5.125%, 10/15/15	1,181	1,195
FHLMC REMIC, Ser 2006-R005, Cl AB
5.500%, 12/15/18	3,439	3,540
FHLMC REMIC, Ser 2006-R006, Cl AK
5.750%, 12/15/18	484	510
FHLMC REMIC, Ser 2006-R007, Cl AC
5.875%, 05/15/16	361	365
FHLMC REMIC, Ser 2007-R010, Cl AB
5.500%, 12/15/19	5,225	5,426
FHLMC REMIC, Ser 2007-R011, Cl AB
5.500%, 12/15/20	7,989	8,320

Description	Face Amount (000)/Shares	Value (000)
FHLMC REMIC, Ser 2007-R012, Cl AB
5.500%, 12/15/20	$3,388	$3,502
FHLMC REMIC, Ser 2007-R013, Cl AB
6.000%, 12/15/21	482	497
FHLMC REMIC, Ser 2007-R014, Cl AL
5.500%, 10/15/14	2,139	2,151
FHLMC REMIC, Ser 2008-R015, Cl AN
3.750%, 02/15/13	2,076	2,091
FNMA ARM (C)
4.536%, 03/01/34	413	433
FNMA REMIC, Ser 2005-25, Cl VH
5.000%, 04/25/16	3,769	4,024
FNMA REMIC, Ser 2006-R009, Cl AJ
5.750%, 12/15/18	8,768	9,081
GNMA
8.000%, 08/15/22	11	12
7.500%, 06/15/24	4	5
7.500%, 05/15/26	5	6
7.500%, 04/15/32	30	35
7.000%, 12/15/16	11	11
6.000%, 01/15/29	12	13
GNMA ARM (C)
3.000%, 08/20/35	105	108
1.875%, 04/20/35	475	485
Total U.S. Government Mortgage-Backed Obligations (Cost $41,885)		41,810
Cash Equivalent [0.3%]
Goldman Sachs Financial Square Funds - Government Fund, 0.090%*	421,804	422
Total Cash Equivalent (Cost $422)		422
Repurchase Agreement(D) [0.6%]
Barclays
0.200%, dated 09/30/10, repurchased on 10/01/10, repurchase price $1,000,006 (collateralized by a U.S. Treasury Note, par value $934,800, 3.250%, 03/31/17; with total market value $1,020,101)	1,000	1,000
Total Repurchase Agreement (Cost $1,000)		1,000
Total Investments [99.6%] (Cost $155,107)		$158,000

See accompanying notes to financial statements.

CNI CHARTER FUNDS  |  PAGE 38

schedule of investments
September 30, 2010
Government Bond Fund (concluded)

Percentages are based on Net Assets of $158,627 ($ Thousands).

*	The rate reported is the 7-day current yield as of September 30, 2010.

(A)	Step Bond — The rate reflected is the rate in effect on September 30, 2010. The coupon on a step bond changes on a specific date.

(B)	Zero coupon security. The rate reflected is the effective yield at time of purchase.

(C)	Floating Rate Security — The rate reported is the rate in effect on September 30, 2010.

(D)	Tri-Party Repurchase Agreement.

AID — Agency for International Development

ARM — Adjustable Rate Mortgage

Cl — Class

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

MTN — Medium Term Note

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

The following is a summary of the inputs used as of September 30, 2010 in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
U.S. Government Agency Obligations	$—	$114,768	$—	$114,768
U.S. Government Mortgage-Backed Obligations	—	41,810	—	41,810
Cash Equivalent	422	—	—	422
Repurchase Agreement	—	1,000	—	1,000
Total Investments in Securities	$422	$157,578	$—	$158,000

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in U.S. Government Mortgage-Backed Obligations ($ Thousands)
Beginning balance as of October 1, 2009	$2,618
Accrued discounts/premiums	—
Realized gain/(loss)	—
Change in unrealized appreciation/(depreciation)	—
Net purchases/sales	—
Net transfer in and/or out of Level 3	(2,618)
Ending balance as of September 30, 2010	$—

For the year ended September 30, 2010, there have been no significant transfers between Level 1 and Level 2 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CNI CHARTER FUNDS  |  PAGE 39

schedule of investments
September 30, 2010
California Tax Exempt Bond Fund

Description	Face Amount (000)	Value (000)
Municipal Bonds [96.0%]
Arizona [1.9%]
Arizona State, School Facilities Board, Ser C, COP, AGM
Callable 09/01/14 @ 100
5.000%, 09/01/15	$750	$832
California [83.9%]
Atwater, Elementary School District, Ser A, GO, NATL-RE FGIC
Callable 08/01/13 @ 100
5.000%, 08/01/22	660	687
Azusa, Redevelopment Agency, Mortgage-Backed Securities Program, Ser A, RB, FNMA, ETM
6.875%, 10/01/12	200	224
Bay Area, Infrastructure Financing Authority, State Payment Acceleration Project, RB, NATL-RE FGIC
Callable 08/01/14 @ 100
5.000%, 08/01/17	350	375
Burbank, Public Financing Authority, Golden State Redevelopment Project, Ser A, TA, AMBAC (A)
Pre-Refunded @ 100
5.250%, 12/01/13	75	86
California State, Department of Water Resources, Power Supply Project, Ser H, RB, AGM
Callable 05/01/18 @ 100
5.000%, 05/01/21	750	860

Description	Face Amount (000)	Value (000)
California State, Department of Water Resources, Water Systems Project, Ser J-2, RB
7.000%, 12/01/12	$500	$570
California State, Department of Water Resources, Water Systems Project, Ser Y, RB, NATL-RE FGIC
Callable 06/01/13 @ 100
5.250%, 12/01/19	500	556
California State, Economic Recovery Authority, Ser A, GO, NATL-RE
Callable 07/01/14 @ 100
5.000%, 07/01/15	800	904
California State, Educational Facilities Authority, Stanford University Project, Ser T-4, RB
5.000%, 03/15/14	350	399
California State, GO (A)
Pre-Refunded @ 100
5.250%, 10/01/10	20	20
California State, GO
Callable 02/01/12 @ 100
5.000%, 02/01/18	175	183
California State, GO
5.500%, 04/01/19	500	589
California State, Infrastructure & Economic Authority, Bay Area Toll Bridges Project, Ser A, RB, AGM (A)
Pre-Refunded @ 100
5.250%, 07/01/13	125	141
California State, Public Works Board Lease, Department of Corrections-Administration Project, Ser A, RB, AMBAC
Callable 03/01/12 @ 100
5.250%, 03/01/18	155	161
California State, Public Works Board Lease, Department of Mental Health Project, Ser A, RB
5.250%, 06/01/13	200	217
California State, Public Works Board, Ser B-1, RB
5.000%, 03/01/19	500	544
Carlsbad, Public Financing Authority, Municipal Golf Course Project, Ser A, RB, AMBAC
4.500%, 09/01/16	350	399

See accompanying notes to financial statements.

CNI CHARTER FUNDS  |  PAGE 40

schedule of investments
September 30, 2010
California Tax Exempt Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Castaic Lake, Water Agency, Water Systems Improvement Project, Ser A, COP, NATL-RE
7.000%, 08/01/13	$300	$347
Clovis, Public Financing Authority, Ser A, TA, NATL-RE
3.250%, 08/01/13	400	400
Culver City, Redevelopment Finance Authority, TA, AMBAC
5.500%, 11/01/14	65	67
Dry Creek, Joint Elementary School District, Ser A, GO, AGM (B)
3.000%, 08/01/11	200	198
Escondido, Union School District, Refunding & Financing Project, COP, NATL-RE
4.750%, 07/01/19	735	831
Fresno, Unified School District, Election 2001 Project, Ser D, GO, NATL-RE
Callable 08/01/13 @ 102
5.000%, 08/01/17	200	218
Galt, Joint Unified Elementary School District, GO, NATL-RE FGIC
Callable 08/01/12 @ 100
5.000%, 08/01/24	775	802
Gilroy, Unified School District, GO (B)
3.400%, 04/01/13	500	468
Gilroy, Unified School District, GO, NATL-RE FGIC
Callable 08/01/13 @ 100
5.250%, 08/01/19	800	864
Golden State, Tobacco Settlement, Ser A, RB, AMBAC
Callable 10/20/10 @ 100
5.000%, 06/01/20	500	500
Golden State, Tobacco Settlement, Ser A-1, RB (A)
Pre-Refunded @ 100
6.750%, 06/01/13	920	1,066
Jefferson, Unified High School District, Ser A, GO, NATL-RE FGIC
5.000%, 08/01/14	200	222
Kern, High School District, GO, ETM
7.100%, 08/01/12	290	325

Description	Face Amount (000)	Value (000)
Long Beach, Community College District, Ser A, GO
9.850%, 01/15/13	$500	$598
Los Angeles County, Metropolitan Transportation Authority, Proposition C, Ser A, RB, NATL-RE
Callable 07/01/14 @ 100
5.000%, 07/01/16	200	228
Los Angeles County, Metropolitan Transportation Authority, Ser B, RB, AGM
Callable 07/01/11 @ 101
5.250%, 07/01/15	250	261
Los Angeles County, Public Works Financing Authority, SAB, AGM
5.250%, 10/01/18	750	911
Los Angeles County, Sanitation Districts Financing Authority, Capital Projects (District #14), Sub-Ser B, RB, NATL-RE FGIC
3.750%, 10/01/14	175	187
Los Angeles, Department of Water & Power, Power Systems Project, Ser A Sub-Ser-Ser A-1, RB, NATL-RE
5.000%, 07/01/12	665	715
Los Angeles, Department of Water & Power, Sub-Ser A-2, RB, AGM
Callable 07/01/15 @ 100
5.000%, 07/01/25	1,000	1,096
Los Angeles, Municipal Improvement Authority, Central Library Project, Ser A, RB, NATL-RE
5.250%, 06/01/12	300	318
Los Angeles, Municipal Improvement Authority, Central Library Project, Ser A, RB, NATL-RE
Callable 06/01/12 @ 100
5.500%, 06/01/18	500	535
Los Angeles, Municipal Improvement Authority, Ser E, RB
5.000%, 09/01/15	200	224
Los Angeles, Ser A, GO, AGM
Callable 09/01/12 @ 100
5.000%, 09/01/20	750	807
Los Angeles, Unified School District, COP, AMBAC
5.000%, 10/01/12	750	801

See accompanying notes to financial statements.

CNI CHARTER FUNDS  |  PAGE 41

schedule of investments
September 30, 2010
California Tax Exempt Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Los Angeles, Unified School District, Ser A-1, GO, NATL-RE
Callable 07/01/14 @ 100
5.000%, 07/01/17	$125	$139
Los Angeles, Wastewater Systems Authority, Ser A, RB
5.000%, 06/01/14	750	852
Mount San Antonio, Community College District, GO (B)
3.700%, 05/01/15	500	451
North Orange County, Community College District, Ser A, GO, NATL-RE (A)
Pre-Refunded @ 101
5.375%, 08/01/12	525	574
Oakley, Civic Center Project, COP
4.000%, 05/01/12	230	239
Orange County, Public Financing Authority, RB, NATL-RE
5.000%, 07/01/17	1,000	1,168
Orange County, Sanitation District, Ser A, COP
3.000%, 02/01/17	500	527
Oxnard, School District, Election 2006 Project, Ser A, GO, CIFG
6.750%, 08/01/11	300	315
Pinole, Redevelopment Agency, Pinole Vista Redevelopment Project, TA, AGM
Callable 11/04/10 @ 100
5.250%, 08/01/14	100	101
Port of Oakland, Ser B, RB, NATL-RE
Callable 11/01/17 @ 100
5.000%, 11/01/23	500	524
Port of Oakland, Ser C, RB, NATL-RE
5.000%, 11/01/15	450	506
Redwoods, Community College District, 2004 Election Project, Ser A, GO, NATL-RE
Callable 08/01/14 @ 100
5.000%, 08/01/23	420	450
Sacramento, City Financing Authority, EPA Building Project, Ser A, RB, AMBAC
Callable 11/04/10 @ 100
4.750%, 05/01/17	525	526

Description	Face Amount (000)	Value (000)
Sacramento, Municipal Utility District, Ser T, RB, NATL-RE FGIC
Callable 05/15/14 @ 100
5.250%, 05/15/22	$805	$881
Sacramento, Unified School District, GO, NATL-RE
Callable 07/01/15 @ 100
5.000%, 07/01/18	300	336
San Diego, Public Facilities Financing Authority, Ser B, RB
5.000%, 05/15/14	750	850
San Diego, Unified School District, Election 1998 Project, Ser D, GO, FGIC
Callable 07/01/12 @ 100
5.000%, 07/01/27	500	536
San Diego, Unified School District, Election 1998 Project, Ser E, GO, AGM
Callable 07/01/13 @ 101
5.250%, 07/01/16	100	112
San Francisco City & County, Redevelopment Agency, Ser B, TA
5.000%, 08/01/17	540	585
San Francisco City & County, Redevelopment Agency, Ser B, TA, NATL-RE
5.000%, 08/01/15	300	323
San Francisco City & County, Redevelopment Agency, Ser B, TA, NATL-RE FGIC
Callable 08/01/13 @ 100
5.250%, 08/01/18	600	624
San Francisco City & County, Ser B, COP
Callable 04/01/19 @ 100
5.000%, 04/01/22	735	821
San Francisco, Bay Area Transit Financing Authority, Ser A, RB, NATL-RE
Callable 07/01/15 @ 100
5.000%, 07/01/24	550	605
San Jose, Redevelopment Agency, Ser A, TA, NATL-RE
Callable 08/01/15 @ 100
5.000%, 08/01/17	795	851
Santa Margarita, Dana Point Authority, Ser A, RB, AMBAC
Callable 08/01/14 @ 100
5.000%, 08/01/15	165	186

See accompanying notes to financial statements.

CNI CHARTER FUNDS  |  PAGE 42

schedule of investments
September 30, 2010
California Tax Exempt Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Solano County, COP, NATL-RE (A)
Pre-Refunded @ 100
5.250%, 11/01/12	$100	$110
Southern California, Metropolitan Water District Authority, Ser A, RB
5.750%, 07/01/21	280	341
State of California, Ser A, GO, NATL-RE FGIC
Callable 07/01/11 @ 100
5.000%, 07/01/17	500	516
State of California, Ser B, GO (C)
4.000%, 07/01/23	750	816
Tamalpais, Unified High School District, GO, NATL-RE (A)
Pre-Refunded @ 101
4.875%, 08/01/17	100	105
University of California, Ser A, RB, NATL-RE
Callable 05/15/12 @ 101
4.750%, 05/15/23	500	517
University of California, Ser B, RB, AGM (A)
Pre-Refunded @ 101
5.000%, 05/15/20	750	824
University of California, Ser Q, RB, AGM (A)
Pre-Refunded @ 101
5.000%, 09/01/11	490	516
University of California, Ser Q, RB, AGM
Callable 09/01/11 @ 101
5.000%, 09/01/22	10	10
Total California		36,741
Illinois [0.8%]
Cook County, Forest Preservation District, GO, AMBAC
Callable 11/15/14 @ 100
5.250%, 11/15/15	300	340
New Jersey [0.8%]
New Jersey State, Turnpike Authority, Ser C, RB, NATL-RE, ETM
6.500%, 01/01/16	315	368

Description	Face Amount (000)	Value (000)
New Mexico [0.9%]
Santa Fe, Educational Facilities Authority, College of Santa Fe Project, RB (A)
Pre-Refunded @ 100
5.750%, 10/01/14	$350	$413
New York [2.4%]
New York City, Housing Development, Ser F, RB
Callable 05/01/11 @ 100
1.950%, 11/01/12	500	501
New York State, Local Assistance Correction Authority, Ser E, RB
6.000%, 04/01/14	490	550
Total New York		1,051
South Carolina [2.0%]
Columbia, Tourism Development Fee Pledge Project, COP, AMBAC
Callable 06/01/13 @ 100
5.250%, 06/01/16	350	376
South Carolina, Jobs & Economic Development Authority, Palmetto Health Project, Ser C, RB (A)
Pre-Refunded @ 100
6.875%, 08/01/13	400	465
Total South Carolina		841
Washington [0.9%]
King County, NJB Properties Project, Ser A, RB
5.000%, 12/01/14	325	372
West Virginia [1.2%]
West Virginia State, Economic Development Authority, Correctional Juvenile Project, Ser A, RB, NATL-RE
Callable 06/01/12 @ 101
5.500%, 06/01/17	500	535

See accompanying notes to financial statements.

CNI CHARTER FUNDS  |  PAGE 43

schedule of investments
September 30, 2010
California Tax Exempt Bond Fund (concluded)

Description	Face Amount (000)/Shares	Value (000)
Puerto Rico [1.2%]
Puerto Rico, Sales Tax Financing, Sub-Ser A, RB
4.000%, 08/01/16	$500	$541
Total Municipal Bonds (Cost $40,429)		42,034
Cash Equivalent [2.3%]
Federated California Municipal Money Market Fund, Cl I, 0.100%*	995,278	995
Total Cash Equivalent (Cost $995)		995
Total Investments [98.3%] (Cost $41,424)		$43,029

Percentages are based on Net Assets of $43,766 ($ Thousands).

*	The rate reported is the 7-day current yield as of September 30, 2010.

(A)	Pre-Refunded Security — The date shown is the pre-refunded date.

(B)	Zero coupon security. The rate reflected is the effective yield at time of purchase.

(C)	Floating Rate Security — The rate reflected is the rate in effect on September 30, 2010.

AGM — Assured Guarantee Municipal

AMBAC — American Municipal Bond Assurance Company

CIFG — CDC IXIS Financial Guarantee

Cl — Class

COP — Certificate of Participation

ETM — Escrowed to Maturity

FGIC — Financial Guaranty Insurance Company

FNMA — Federal National Mortgage Association

GO — General Obligation

NATL-RE — National Public Finance Guarantee Corporation

RB — Revenue Bond

SAB — Special Assessment Board

Ser — Series

TA — Tax Allocation

The following is a summary of the inputs used as of September 30, 2010 in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$42,034	$—	$42,034
Cash Equivalent	995	—	—	995
Total Investments in Securities	$995	$42,034	$—	$43,029

For the year ended September 30, 2010, there have been no significant transfers between Level 1 and Level 2 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CNI CHARTER FUNDS  |  PAGE 44

schedule of investments
September 30, 2010
High Yield Bond Fund

Description	Face Amount (000)	Value (000)
Corporate Bonds [96.8%]
Advertising Agencies [1.3%]
MDC Partners
11.000%, 11/01/16(A)	$700	$749
Total Advertising Agencies		749
Aerospace & Defense [3.4%]
Global Aviation Holdings
14.000%, 08/15/13(A)	500	535
Kratos Defense & Security Solutions
10.000%, 06/01/17	500	530
L-3 Communications
5.875%, 01/15/15	200	205
Sequa
13.500%, 12/01/15(A)	101	108
11.750%, 12/01/15(A)	400	422
Wyle Services
10.500%, 04/01/18(A)	200	198
Total Aerospace & Defense		1,998
Airlines [3.4%]
Continental Airlines, Ser 2007-1, Cl C
7.339%, 04/19/14	531	552
DAE Aviation Holdings
11.250%, 08/01/15(A)	150	151
Delta Airlines
12.250%, 03/15/15(A)	400	442
United Airlines
10.400%, 11/01/16	273	304
9.875%, 08/01/13(A)	245	266
9.750%, 01/15/17	205	226
Total Airlines		1,941

Description	Face Amount (000)	Value (000)
Auto Rent & Lease [0.6%]
Avis Budget Car Rental
7.750%, 05/15/16	$100	$98
H&E Equipment Services
8.375%, 07/15/16	100	100
Hertz
10.500%, 01/01/16	150	160
Total Auto Rent & Lease		358
Automotive [0.4%]
UCI Holdco
9.250%, 12/15/13(B)	222	215
Autoparts [1.3%]
Asbury Automotive Group
7.625%, 03/15/17	100	98
Exide Technologies
10.500%, 03/15/13	250	256
Stanadyne
10.000%, 08/15/14	450	425
Total Autoparts		779
Banks [1.0%]
CIT Group
7.000%, 05/01/16	600	591
Broadcasting & Cable [3.8%]
Atlantic Broadband Finance
9.375%, 01/15/14	100	101
Barrington Broadcasting Group
10.500%, 08/15/14	100	92
Bonten Media Acquisition
9.000%, 06/01/15(A)	173	94
Cablevision Systems
8.000%, 04/15/20	400	431
CCO Holdings
8.125%, 04/30/20(A)	250	265
CSC Holdings
7.625%, 07/15/18	100	108
DCP
10.750%, 08/15/15(A)	500	505
Fisher Communications
8.625%, 09/15/14	150	149
Local TV Finance
9.250%, 06/15/15(A)	116	102
Newport Television
13.000%, 03/15/17(A)	122	106
Nexstar Finance Holdings
11.375%, 04/01/13(E)	128	127

See accompanying notes to financial statements.

CNI CHARTER FUNDS  |  PAGE 45

schedule of investments
September 30, 2010
High Yield Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Univision Communications
12.000%, 07/01/14(A)	$81	$89
Total Broadcasting & Cable		2,169
Building & Construction [0.1%]
Esco
8.625%, 12/15/13(A)	50	51
International Utility Structures
10.750%, 02/01/08(C) (D)	100	1
Total Building & Construction		52
Chemicals [2.1%]
CPG International I
10.500%, 07/01/13	650	656
Ferro
7.875%, 08/15/18	225	233
Momentive Performance Materials
9.750%, 12/01/14	100	103
Polymer Holdings (C) (E) (F)
18.929%, 07/15/14	250	255
Total Chemicals		1,247
Coal Mining [0.8%]
Consol Energy
8.250%, 04/01/20(A)	400	437
Commercial Services [3.0%]
ARAMARK
8.500%, 02/01/15	500	520
Bankrate
11.750%, 07/15/15(A)	450	482
DynCorp International
10.375%, 07/01/17(A)	500	498
Iron Mountain
8.750%, 07/15/18	150	159
Tube City IMS
9.750%, 02/01/15	100	102
Total Commercial Services		1,761
Communications Software [1.1%]
Aspect Software
10.625%, 05/15/17(A)	600	623
Computer System Design & Services [2.2%]
Activant Solutions
9.500%, 05/01/16	100	96

Description	Face Amount (000)	Value (000)
Compucom Systems
12.500%, 10/01/15(A)	$540	$580
Stratus Technologies
12.000%, 03/29/15(A)	675	575
Total Computer System Design & Services		1,251
Consumer Products & Services [2.7%]
Jarden
7.500%, 05/01/17	75	78
MSX International
12.500%, 04/01/12(A)	100	88
Prestige Brands
8.250%, 04/01/18	250	259
Sealy Mattress
8.250%, 06/15/14	200	201
Spectrum Brands Holdings
9.500%, 06/15/18(A)	700	751
Steinway Musical Instruments
7.000%, 03/01/14(A)	100	100
Yankee Acquisition, Ser B
9.750%, 02/15/17	50	52
Total Consumer Products & Services		1,529
Containers & Packaging [0.9%]
Exopack Holding
11.250%, 02/01/14	100	102
Graphic Packaging International
7.875%, 10/01/18	145	149
Intertape Polymer US
8.500%, 08/01/14	100	85
Solo Cup
8.500%, 02/15/14	200	172
Total Containers & Packaging		508
Data Processing/Mgmt [0.6%]
First Data
10.550%, 09/24/15	400	323
Distribution/Wholesale [1.9%]
Intcomex
13.250%, 12/15/14(A)	600	633
VWR Funding
10.250%, 07/15/15	423	438
Total Distribution/Wholesale		1,071
Diversified Operations [0.8%]
Amsted Industries
8.125%, 03/15/18(A)	450	469

See accompanying notes to financial statements.

CNI CHARTER FUNDS  |  PAGE 46

schedule of investments
September 30, 2010
High Yield Bond Fund (continued)

Description	Face Amount (000)	Value (000)
E-Commerce/Products [1.2%]
GXS Worldwide
9.750%, 06/15/15	$700	$697
Electric Utilities [2.1%]
AES
8.000%, 10/15/17	100	109
8.000%, 06/01/20	50	54
CMS Energy
8.750%, 06/15/19	50	60
6.875%, 12/15/15	150	166
Mirant North America
7.375%, 12/31/13	150	154
NRG Energy
8.250%, 09/01/20(A)	250	258
7.375%, 02/01/16	100	103
PNM Resources
9.250%, 05/15/15	100	108
RRI Energy
7.625%, 06/15/14	200	198
Total Electric Utilities		1,210
Enterprise Software/Serv [0.7%]
JDA Software Group
8.000%, 12/15/14(A)	375	397
Entertainment & Gaming [11.6%]
AMC Entertainment
11.000%, 02/01/16	100	107
Boyd Gaming
6.750%, 04/15/14	500	445
CCM Merger
8.000%, 08/01/13(A)	175	160
Choctaw Resort Development Enterprise
7.250%, 11/15/19(A)	182	126
Chukchansi Economic Development Authority
8.000%, 11/15/13(A)	250	146
4.123%, 11/15/12(A) (B)	250	144
Circus & Eldorado Joint Venture/Silver Legacy Capital
10.125%, 03/01/12	150	139
Harrah's Operating
12.750%, 04/15/18(A)	100	93
11.250%, 06/01/17	250	274
10.750%, 02/01/16	250	201
Indianapolis Downs & Capital
11.000%, 11/01/12(A)	100	81
Inn of the Mountain Gods Resort & Casino
12.000%, 11/15/10(D)	150	61

Description	Face Amount (000)	Value (000)
Jacobs Entertainment
9.750%, 06/15/14	$75	$69
Lions Gate Entertainment
10.250%, 11/01/16(A)	400	406
Live Nation Entertainment
8.125%, 05/15/18(A)	325	328
Mashantucket Western Pequot Tribe
8.500%, 11/15/15(A) (D)	170	25
MGM Resorts International
11.375%, 03/01/18	400	381
Mohegan Tribal Gaming Authority
7.125%, 08/15/14	100	59
Penn National Gaming
8.750%, 08/15/19	250	266
Regal Entertainment Group
9.125%, 08/15/18	225	236
River Rock Entertainment Authority
9.750%, 11/01/11	800	722
San Pasqual Casino
8.000%, 09/15/13(A)	100	98
Scientific Games
8.125%, 09/15/18(A)	325	331
6.250%, 12/15/12	100	101
Seneca Gaming
7.250%, 05/01/12	200	197
Shingle Springs Tribal Gaming Authority
9.375%, 06/15/15(A)	100	74
Snoqualmie Entertainment Authority
9.125%, 02/01/15(A)	300	264
4.428%, 02/01/14(A) (B)	300	248
Speedway Motorsports
6.750%, 06/01/13	100	101
Tunica-Biloxi Gaming Authority
9.000%, 11/15/15(A)	125	113
Vail Resorts
6.750%, 02/15/14	100	102
Waterford Gaming
8.625%, 09/15/14(A) (C)	68	34
Wynn Las Vegas
7.875%, 05/01/20	175	186
7.750%, 08/15/20(A)	400	422
Total Entertainment & Gaming		6,740
Financial Services [2.6%]
Ally Financial
6.750%, 12/01/14	425	439
Icahn Enterprises
7.750%, 01/15/16	400	402

See accompanying notes to financial statements.

CNI CHARTER FUNDS  |  PAGE 47

schedule of investments
September 30, 2010
High Yield Bond Fund (continued)

Description	Face Amount (000)	Value (000)
International Lease Finance
8.625%, 09/15/15(A)	$290	$310
6.375%, 03/25/13	235	236
International Lease Finance, MTN
5.650%, 06/01/14	115	112
Total Financial Services		1,499
Food, Beverage & Tobacco [1.6%]
B&G Foods
7.625%, 01/15/18	200	208
Beverages & More
9.625%, 10/01/14(A)	400	400
Leiner Health Products
11.000%, 06/01/12(D)	100	6
Le-Nature's
9.000%, 06/15/13(A) (C) (D)	150	23
Vector Group
11.000%, 08/15/15	250	257
Total Food, Beverage & Tobacco		894
Gas/Natural Gas [0.2%]
El Paso
7.000%, 06/15/17	150	159
Insurance [3.8%]
Delphi Financial Group
7.875%, 01/31/20	300	336
Ironshore Holdings US
8.500%, 05/15/20(A)	800	811
National Life Insurance
10.500%, 09/15/39(A)	150	182
Protective Life
8.450%, 10/15/39	225	247
USI Holdings
9.750%, 05/15/15(A)	507	492
4.251%, 11/15/14(A) (B)	125	106
Total Insurance		2,174
Investment Banker/Broker Dealer [1.6%]
E*Trade Financial
7.375%, 09/15/13	250	244
Nuveen Investments
10.500%, 11/15/15	700	696
Total Investment Banker/Broker Dealer		940

Description	Face Amount (000)	Value (000)
Investment Companies [1.5%]
American Capital
8.960%, 12/31/13(A)	$360	$361
Offshore Group Investments
11.500%, 08/01/15(A)	500	525
Total Investment Companies		886
Machinery [0.7%]
Baldor Electric
8.625%, 02/15/17	125	134
Case New Holland
7.875%, 12/01/17(A)	150	163
CPM Holdings
10.625%, 09/01/14(A)	130	140
Total Machinery		437
Medical Products & Services [2.8%]
Apria Healthcare Group
12.375%, 11/01/14	200	223
Bio-Rad Laboratories
7.500%, 08/15/13	100	101
BioScrip
10.250%, 10/01/15	600	613
Community Health Systems
8.875%, 07/15/15	150	159
HCA
9.250%, 11/15/16	50	54
5.750%, 03/15/14	100	99
Omnicare
7.750%, 06/01/20	350	358
Total Medical Products & Services		1,607
Metals & Mining [0.5%]
Noranda Aluminum Acquisition
5.373%, 05/15/15(B)	165	138
Novelis
7.250%, 02/15/15	150	153
Total Metals & Mining		291
Miscellaneous Business Services [1.6%]
Affinion Group
11.500%, 10/15/15	100	106
10.125%, 10/15/13	400	410
Carriage Services
7.875%, 01/15/15	200	197
Lamar Media
6.625%, 08/15/15	100	101
MCBC Holdings
6.831%, 10/15/14(A) (C)	50	17

See accompanying notes to financial statements.

CNI CHARTER FUNDS  |  PAGE 48

schedule of investments
September 30, 2010
High Yield Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Stewart Enterprises
6.250%, 02/15/13	$100	$100
Total Miscellaneous Business Services		931
Miscellaneous Manufacturing [2.0%]
AGY Holding
11.000%, 11/15/14	100	86
Buffalo Thunder Development Authority
9.375%, 12/15/14(A) (D)	75	20
CEVA Group
11.625%, 10/01/16(A)	250	264
11.500%, 04/01/18(A)	100	104
Coleman Cable
9.000%, 02/15/18	450	460
Thermon Industries
9.500%, 05/01/17(A)	250	261
Total Miscellaneous Manufacturing		1,195
Multi-line Insurance [0.4%]
Unitrin
6.000%, 05/15/17	195	201
Paper & Related Products [0.3%]
Appleton Papers
11.250%, 12/15/15(A)	62	46
Domtar
7.125%, 08/15/15	38	41
Verso Paper Holdings
9.125%, 08/01/14	100	100
Total Paper & Related Products		187
Petroleum & Fuel Products [5.9%]
Aquilex Holdings
11.125%, 12/15/16	370	366
Atlas Pipeline Partners
8.125%, 12/15/15	200	202
Bill Barrett
9.875%, 07/15/16	250	273
Clayton Williams Energy
7.750%, 08/01/13	150	150
Continental Resources
7.375%, 10/01/20(A)	500	527
Copano Energy
7.750%, 06/01/18	100	101
Energy Transfer Equity
7.500%, 10/15/20	400	421
Helix Energy Solutions Group
9.500%, 01/15/16(A)	100	101

Description	Face Amount (000)	Value (000)
MarkWest Energy Partners, Ser B
8.500%, 07/15/16	$150	$158
Newfield Exploration
6.625%, 09/01/14	150	154
Petroplus Finance
7.000%, 05/01/17(A)	150	131
Plains Exploration & Production
7.750%, 06/15/15	150	157
7.625%, 06/01/18	100	105
SandRidge Energy
8.750%, 01/15/20(A)	150	149
8.625%, 04/01/15	250	250
Southern Star Central
6.750%, 03/01/16	100	101
Southwestern Energy
7.500%, 02/01/18	100	113
Total Petroleum & Fuel Products		3,459
Photo Equipment and Supplies [0.8%]
Eastman Kodak
9.750%, 03/01/18(A)	100	97
7.250%, 11/15/13	400	384
Total Photo Equipment and Supplies		481
Printing & Publishing [1.2%]
MediMedia USA
11.375%, 11/15/14(A)	50	45
Nielsen Finance
12.500%, 08/01/11(E)	500	501
Sheridan Group
10.250%, 08/15/11	150	148
Total Printing & Publishing		694
Radio [0.6%]
Cleveland Unlimited
13.500%, 12/15/10(A) (B)	250	247
XM Satellite Radio Holdings
13.000%, 08/01/13(A)	100	115
Total Radio		362
Research and Development [2.5%]
Alion Science and Technology
12.000%, 11/01/14	481	478
Catalent Pharma Solutions
9.500%, 04/15/15	595	601

See accompanying notes to financial statements.

CNI CHARTER FUNDS  |  PAGE 49

schedule of investments
September 30, 2010
High Yield Bond Fund (continued)

Description	Face Amount (000)	Value (000)
PharmaNet Development Group
10.875%, 04/15/17(A)	$350	$361
Total Research and Development		1,440
Retail [5.7%]
ACE Hardware
9.125%, 06/01/16(A)	100	107
Brunswick
11.250%, 11/01/16(A)	245	282
CKE Restaurants
11.375%, 07/15/18(A)	400	410
Claire's Stores
9.625%, 06/01/15	122	114
Easton-Bell Sports
9.750%, 12/01/16	500	543
Ferrellgas Partners
6.750%, 05/01/14	100	102
Games Merger
11.000%, 06/01/18(A)	550	594
Landry's Restaurants
11.625%, 12/01/15(A)	124	131
Leslie's Poolmart
7.750%, 02/01/13	175	177
Penske Automotive Group
7.750%, 12/15/16	100	98
Rare Restaurant Group
9.250%, 05/15/14(A)	100	86
Rite Aid
9.500%, 06/15/17	600	504
Sbarro
10.375%, 02/01/15	50	30
Sonic Automotive
9.000%, 03/15/18	70	73
8.625%, 08/15/13	13	13
Total Retail		3,264
Rubber & Plastic [0.2%]
Cooper Tire & Rubber
8.000%, 12/15/19	100	103
Semi-Conductors [1.5%]
Amkor Technology
9.250%, 06/01/16	100	107
Freescale Semiconductor
9.250%, 04/15/18(A)	500	520
Stoneridge
9.500%, 10/15/17(A)	200	205
Total Semi-Conductors		832

Description	Face Amount (000)	Value (000)
Steel & Steel Works [0.9%]
Ryerson
12.000%, 11/01/15	$75	$78
Standard Steel
12.000%, 05/01/15(A)	500	478
Total Steel & Steel Works		556
Telephones & Telecommunications [5.2%]
Broadview Networks Holdings
11.375%, 09/01/12	100	98
Citizens Communications
7.125%, 03/15/19	150	154
Clearwire Communications
12.000%, 12/01/15(A)	750	809
Level 3 Financing
10.000%, 02/01/18	250	225
Nextel Communications
6.875%, 10/31/13	200	201
Radio One
8.875%, 07/01/11	100	90
Telcordia Technologies
11.000%, 05/01/18(A)	740	726
Virgin Media Finance
9.125%, 08/15/16	150	160
West
11.000%, 10/15/16	400	425
9.500%, 10/15/14	100	105
Total Telephones & Telecommunications		2,993
Transactional Software [0.7%]
Open Solutions
9.750%, 02/01/15(A)	600	423
Transportation Services [4.8%]
Navios Maritime Holdings
9.500%, 12/15/14	100	102
Pegasus Solutions
10.500%, 04/15/15(A)	100	38
Sabre Holdings
8.350%, 03/15/16	600	612
Ship Finance International
8.500%, 12/15/13	200	203
Stena
7.000%, 12/01/16	150	149
Susser Holdings
8.500%, 05/15/16	400	416
Swift Transportation
8.126%, 05/15/15(A) (B)	200	187
Travelport
11.875%, 09/01/16	300	321
9.000%, 03/01/16(A)	250	249

See accompanying notes to financial statements.

CNI CHARTER FUNDS  |  PAGE 50

schedule of investments
September 30, 2010
High Yield Bond Fund (concluded)

Description	Face Amount (000)/Shares	Value (000)
United Maritime Group
11.750%, 06/15/15 (A)	$500	$501
Total Transportation Services		2,778
Waste Disposal [0.2%]
WCA Waste
9.250%, 06/15/14	100	104
Total Corporate Bonds (Cost $55,077)		56,005
Convertible Bond [0.2%]
Food, Beverage & Tobacco [0.2%]
Vector Group
3.875%, 06/15/26(B)	60	71
Total Convertible Bond (Cost $62)		71
Common Stock [0.0%]
Broadcasting & Cable [0.0%]
Olympus * (C) (F)	8,500	10
Building & Construction [0.0%]
Dayton Superior * (C) (F)	149	—
Total Common Stock (Cost $10)		10
Warrant [0.0%]
Alion Science & Technology,
Expires 03/15/17 * (C) (F)	280	—
Total Warrant (Cost $0)		—
Cash Equivalents [0.7%]
Fidelity Institutional Domestic Money Market Portfolio, Cl I, 0.220%**	209,027	209
SEI Daily Income Trust, Prime Obligation Fund, Cl A, 0.150%**	209,027	209
Total Cash Equivalents (Cost $418)		418
Total Investments [97.7%] (Cost $55,567)		$56,504

Percentages are based on Net Assets of $57,855 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day current yield as of September 30, 2010.

(A)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2010, the value of these securities amounted to $24,811 (000), representing 42.9% of the net assets of the Fund.

(B)	Floating Rate Security — The rate reflected is the rate in effect on September 30, 2010.

(C)	Security is considered illiquid.

(D)	In default on interest payments. Rate shown represents the last coupon rate prior to default.

(E)	Step Bond — The rate reflected is the rate in effect on September 30, 2010. The coupon on a step bond changes on a specific date.

(F)	Security is fair valued.

Cl — Class

MTN — Medium Term Note

Ser — Series

Amounts designated as “—” are either $0 or have been rounded to $0.

The following is a summary of the inputs used as of September 30, 2010 in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$55,727	$278	$56,005
Convertible Bond	—	71	—	71
Common Stock	—	—	10	10
Cash Equivalents	418	—	—	418
Total Investments in Securities	$418	$55,798	$288	$56,504

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Corporate Bonds ($Thousands)	Investments in Common Stock ($Thousands)
Beginning balance as of October 1, 2009	$193	$9
Accrued discounts/premiums	—	—
Realized gain/(loss)	—	—
Change in unrealized appreciation/(depreciation)	85	1
Net purchases/sales	—	—
Net transfer in and/or out of Level 3	—	—
Ending balance as of September 30, 2010	$278	$10
Changes in unrealized gains (losses) included in earnings related to securities held at reporting date	$(124)	$—

For the year ended September 30, 2010, there have been no significant transfers between Level 1 and Level 2 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CNI CHARTER FUNDS  |  PAGE 51

schedule of investments
September 30, 2010
Large Cap Value Equity Fund

Description	Shares	Value (000)
Common Stock [95.4%]
Aerospace & Defense [1.6%]
General Dynamics	9,000	$565
L-3 Communications Holdings, Cl 3	9,700	701
Lockheed Martin	2,200	157
Northrop Grumman	4,500	273
Total Aerospace & Defense		1,696
Air Freight & Logistics [1.4%]
FedEx	17,100	1,462
Automobiles [0.1%]
Ford Motor *	10,000	122
Beverages [1.4%]
Coca-Cola	12,700	744
Molson Coors Brewing, Cl B	15,400	727
Total Beverages		1,471
Biotechnology [0.9%]
Genzyme *	10,000	708
Gilead Sciences *	7,000	249
Total Biotechnology		957
Capital Markets [4.6%]
Bank of New York Mellon	36,900	964
Goldman Sachs Group	11,200	1,619
Morgan Stanley	35,700	881
State Street	34,800	1,311
Total Capital Markets		4,775

Description	Shares	Value (000)
Chemicals [0.9%]
Dow Chemical	36,000	$989
Commercial Banks [3.8%]
BB&T	21,100	508
US Bancorp	49,000	1,060
Wells Fargo	94,960	2,386
Total Commercial Banks		3,954
Commercial Services & Supplies [1.1%]
Iron Mountain	30,500	682
Waste Management	14,000	500
Total Commercial Services & Supplies		1,182
Computers & Peripherals [0.3%]
Hewlett-Packard	6,300	265
Construction & Engineering [0.5%]
Fluor	10,100	500
Containers & Packaging [1.4%]
Ball	13,200	777
Sealed Air	29,000	652
Total Containers & Packaging		1,429
Diversified Financial Services [5.4%]
Bank of America	160,000	2,098
JPMorgan Chase	83,200	3,167
Nasdaq OMX Group *	23,000	447
Total Diversified Financial Services		5,712
Diversified Telecommunication Services [4.2%]
AT&T	76,617	2,191
Verizon Communications	67,500	2,200
Total Diversified Telecommunication Services		4,391
Electric Utilities [4.6%]
Allegheny Energy	20,500	503
American Electric Power	13,000	471
Edison International	32,600	1,121
Entergy	6,800	520
Exelon	12,000	511
FirstEnergy	12,600	486
NextEra Energy	10,200	555
PPL	24,100	656
Total Electric Utilities		4,823

See accompanying notes to financial statements.

CNI CHARTER FUNDS  |  PAGE 52

schedule of investments
September 30, 2010
Large Cap Value Equity Fund (continued)

Description	Shares	Value (000)
Electrical Equipment [0.5%]
Emerson Electric	10,200	$537
Electronic Equipment [0.6%]
Corning	37,100	678
Energy Equipment & Services [1.1%]
National Oilwell Varco	26,200	1,165
Food & Staples Retailing [5.5%]
CVS	41,400	1,303
Kroger	30,800	667
Safeway	46,400	982
Sysco	20,000	570
Wal-Mart Stores	42,600	2,280
Total Food & Staples Retailing		5,802
Food Products [2.5%]
Archer-Daniels-Midland	22,400	715
ConAgra Foods	23,500	516
Kraft Foods, Cl A	26,000	802
Sara Lee	42,000	564
Total Food Products		2,597
Health Care Equipment & Supplies [1.4%]
Baxter International	12,500	596
Becton Dickinson	5,500	408
Covidien	12,800	514
Total Health Care Equipment & Supplies		1,518
Health Care Providers & Services [2.9%]
Aetna	34,200	1,081
Cigna	18,500	662
McKesson	15,000	927
UnitedHealth Group	9,500	333
Total Health Care Providers & Services		3,003
Hotels, Restaurants & Leisure [1.2%]
Carnival	14,300	547
Darden Restaurants	17,000	727
Total Hotels, Restaurants & Leisure		1,274
Household Durables [1.4%]
Fortune Brands	14,000	689

Description	Shares	Value (000)
Whirlpool	9,000	$729
Total Household Durables		1,418
Household Products [2.0%]
Procter & Gamble	34,700	2,081
Industrial Conglomerates [2.0%]
General Electric	95,500	1,552
Tyco International	13,600	499
Total Industrial Conglomerates		2,051
Insurance [8.6%]
ACE	24,600	1,433
Aflac	16,000	827
Assurant	14,800	602
Berkshire Hathaway, Cl B *	17,800	1,472
Chubb	25,000	1,425
Marsh & McLennan	48,500	1,170
Travelers	27,000	1,407
Unum Group	30,000	664
Total Insurance		9,000
IT Services [1.0%]
IBM	7,600	1,019
Leisure Equipment & Products [0.6%]
Mattel	29,000	680
Machinery [1.1%]
AGCO *	16,500	644
Parker Hannifin	7,700	539
Total Machinery		1,183
Media [3.9%]
CBS, Cl B	31,250	496
Comcast, Cl A	72,500	1,311
Omnicom Group	14,700	580
Time Warner	27,933	856
Viacom, Cl B	23,000	832
Total Media		4,075
Multiline Retail [1.4%]
Target	28,400	1,518
Multi-Utilities [1.5%]
Consolidated Edison	7,000	337

See accompanying notes to financial statements.

CNI CHARTER FUNDS  |  PAGE 53

schedule of investments
September 30, 2010
Large Cap Value Equity Fund (concluded)

Description	Shares	Value (000)
Public Service Enterprise Group	22,100	$731
Sempra Energy	10,000	538
Total Multi-Utilities		1,606
Oil, Gas & Consumable Fuels [9.0%]
Apache	6,000	587
Chevron	38,240	3,099
ConocoPhillips	31,580	1,814
Exxon Mobil	46,000	2,842
Occidental Petroleum	13,600	1,065
Total Oil, Gas & Consumable Fuels		9,407
Paper & Forest Products [0.5%]
MeadWestvaco	20,400	497
Pharmaceuticals [5.2%]
Abbott Laboratories	21,700	1,134
Bristol-Myers Squibb	41,000	1,112
Eli Lilly	16,000	584
Merck	23,100	850
Pfizer	104,000	1,786
Total Pharmaceuticals		5,466
Real Estate Management & Development [0.2%]
Brookfield Asset Management, Cl A	7,800	221
Road & Rail [3.1%]
CSX	24,400	1,350
Norfolk Southern	12,600	750
Union Pacific	14,500	1,186
Total Road & Rail		3,286
Semiconductors & Semiconductor Equipment [2.3%]
Intel	63,300	1,217
Texas Instruments	44,900	1,219
Total Semiconductors & Semiconductor Equipment		2,436
Software [1.3%]
Microsoft	46,500	1,139
Oracle	8,000	215
Total Software		1,354

Description	Shares	Value (000)
Specialty Retail [1.0%]
Best Buy	12,200	$498
Lowe's	22,500	502
Total Specialty Retail		1,000
Textiles, Apparel & Luxury Goods [1.4%]
Nike, Cl B	17,900	1,435
Total Common Stock (Cost $100,853)		100,035
Cash Equivalents [4.6%]
Fidelity Institutional Domestic Money Market Portfolio, Cl I, 0.220%**	2,416,257	2,416
Goldman Sachs Financial Square Funds - Government Fund, 0.090%**	2,353,488	2,354
Total Cash Equivalents (Cost $4,770)		4,770
Total Investments [100.0%] (Cost $105,623)		$104,805
Percentages are based on Net Assets of $104,814 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day current yield as of September 30, 2010.

Cl — Class

As of September 30, 2010, all of the Fund's investments are Level 1, in accordance with ASC 820.

For the year ended September 30, 2010, there have been no significant transfers between Level 1 and Level 2 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CNI CHARTER FUNDS  |  PAGE 54

schedule of investments
September 30, 2010
Large Cap Growth Equity Fund

Description	Shares	Value (000)
Common Stock [97.3%]
Aerospace & Defense [0.9%]
Precision Castparts	2,800	$357
Air Freight & Logistics [0.9%]
Expeditors International of Washington	7,700	356
Beverages [3.5%]
Dr Pepper Snapple Group	11,100	394
Fomento Economico Mexicano ADR	11,400	578
PepsiCo	6,800	452
Total Beverages		1,424
Biotechnology [3.9%]
Celgene *	10,900	628
Genzyme *	8,000	566
Gilead Sciences *	11,400	406
Total Biotechnology		1,600
Capital Markets [1.9%]
Franklin Resources	3,800	406
T Rowe Price Group	7,100	356
Total Capital Markets		762
Chemicals [0.8%]
Air Products & Chemicals	3,700	307
Commercial Services & Supplies [1.0%]
Republic Services, Cl A	13,600	415

Description	Shares	Value (000)
Communications Equipment [4.8%]
Cisco Systems *	25,000	$547
Juniper Networks *	18,700	568
Qualcomm	18,000	812
Total Communications Equipment		1,927
Computers & Peripherals [6.5%]
Apple *	6,700	1,901
EMC *	25,600	520
Hewlett-Packard	5,400	227
Total Computers & Peripherals		2,648
Construction & Engineering [0.9%]
Jacobs Engineering Group *	8,900	344
Diversified Financial Services [1.5%]
CME Group, Cl A	1,200	312
JPMorgan Chase	8,300	316
Total Diversified Financial Services		628
Diversified Telecommunication Services [1.9%]
AT&T	27,000	772
Electronic Equipment [1.6%]
Corning	34,800	636
Energy Equipment & Services [1.7%]
Schlumberger	11,300	696
Food & Staples Retailing [2.7%]
CVS	25,300	796
Wal-Mart Stores	5,900	316
Total Food & Staples Retailing		1,112
Health Care Equipment & Supplies [2.2%]
Baxter International	6,000	286
Intuitive Surgical *	800	227
Stryker	7,500	376
Total Health Care Equipment & Supplies		889
Health Care Providers & Services [1.1%]
UnitedHealth Group	13,400	471

See accompanying notes to financial statements.

CNI CHARTER FUNDS  |  PAGE 55

schedule of investments
September 30, 2010
Large Cap Growth Equity Fund (continued)

Description	Shares	Value (000)
Hotels, Restaurants & Leisure [1.5%]
Starbucks	24,100	$616
Household Products [2.5%]
Colgate-Palmolive	8,700	669
Procter & Gamble	5,400	324
Total Household Products		993
Independent Power Producers & Energy Traders [0.9%]
AES *	32,700	371
Insurance [2.1%]
ACE	5,900	343
Prudential Financial	9,500	515
Total Insurance		858
Internet & Catalog Retail [2.0%]
Amazon.com *	3,400	534
priceline.com *	800	279
Total Internet & Catalog Retail		813
Internet Software & Services [1.0%]
Google, Cl A *	800	421
IT Services [5.9%]
Cognizant Technology Solutions, Cl A *	6,700	432
IBM	10,200	1,369
Mastercard, Cl A	1,500	336
Visa, Cl A	3,300	245
Total IT Services		2,382
Life Sciences Tools & Services [2.0%]
Illumina *	8,900	438
Life Technologies *	7,700	359
Total Life Sciences Tools & Services		797
Machinery [5.5%]
Caterpillar	8,100	637
Cummins	5,800	526
Danaher	8,700	353
Illinois Tool Works	15,500	729
Total Machinery		2,245

Description	Shares	Value (000)
Media [1.5%]
DIRECTV, Cl A *	14,700	$612
Metals & Mining [3.7%]
Allegheny Technologies	6,900	321
Freeport-McMoRan Copper & Gold	6,000	512
Newmont Mining	5,000	314
Worthington Industries	23,300	350
Total Metals & Mining		1,497
Oil, Gas & Consumable Fuels [9.3%]
Chevron	8,300	673
ConocoPhillips	8,400	483
EOG Resources	3,300	307
Equities	4,500	162
Exxon Mobil	19,600	1,211
Murphy Oil	6,200	384
Occidental Petroleum	7,000	548
Total Oil, Gas & Consumable Fuels		3,768
Personal Products [1.1%]
Avon Products	14,400	462
Pharmaceuticals [3.2%]
Abbott Laboratories	8,700	454
Allergan	5,600	373
Mylan *	24,200	455
Total Pharmaceuticals		1,282
Real Estate Investment Trusts [1.5%]
ProLogis	51,000	601
Semiconductors & Semiconductor Equipment [4.5%]
Cree *	5,000	271
Intel	18,100	348
Lam Research *	6,200	259
Novellus Systems *	9,200	245
Texas Instruments	14,400	391
Xilinx	12,400	330
Total Semiconductors & Semiconductor Equipment		1,844
Software [6.5%]
Microsoft	60,480	1,481
Oracle	43,265	1,162
Total Software		2,643

See accompanying notes to financial statements.

CNI CHARTER FUNDS  |  PAGE 56

schedule of investments
September 30, 2010
Large Cap Growth Equity Fund (concluded)

Description	Shares	Value (000)
Specialty Retail [2.9%]
Autozone *	1,800	$412
Best Buy	11,400	465
TJX	6,200	277
Total Specialty Retail		1,154
Textiles, Apparel & Luxury Goods [1.9%]
Coach	8,900	382
Nike, Cl B	5,000	401
Total Textiles, Apparel & Luxury Goods		783
Total Common Stock (Cost $34,646)		39,486
Cash Equivalents [3.2%]
Fidelity Institutional Domestic Money Market Portfolio, Cl I, 0.220%**	673,172	673
Goldman Sachs Financial Square Funds - Government Fund, 0.090%**	636,241	636
Total Cash Equivalents (Cost $1,309)		1,309
Total Investments [100.5%] (Cost $35,955)		$40,795

Percentages are based on Net Assets of $40,588 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day current yield as of September 30, 2010.

ADR — American Depositary Receipt

Cl — Class

As of September 30, 2010, all of the Fund's investments are Level 1, in accordance with ASC 820.

For the year ended September 30, 2010, there have been no significant transfers between Level 1 and Level 2 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CNI CHARTER FUNDS  |  PAGE 57

schedule of investments
September 30, 2010
RCB Small Cap Value Fund

Description	Shares	Value (000)
Common Stock [95.4%]
Capital Markets [2.5%]
Duff & Phelps, Cl A	45,200	$609
Chemicals [5.6%]
Nalco Holding	22,500	567
Spartech *	98,200	806
Total Chemicals		1,373
Commercial Banks [2.0%]
TCF Financial	30,300	491
Construction Materials [1.6%]
Eagle Materials	17,000	403
Diversified Consumer Services [3.8%]
Coinstar *	21,900	942
Food Products [4.1%]
Ralcorp Holdings *	17,200	1,006
Health Care Equipment & Supplies [4.1%]
Teleflex	17,900	1,016
Hotels, Restaurants & Leisure [4.7%]
Wendy's/Arby's Group, Cl A	252,939	1,146
Household Products [7.1%]
Central Garden & Pet, Cl A *	120,000	1,243
Scotts Miracle-Gro, Cl A	9,600	497
Total Household Products		1,740

Description	Shares	Value (000)
Insurance [18.3%]
Alleghany *	3,313	$1,004
First American Financial	36,600	547
Hilltop Holdings *	49,200	471
Symetra Financial	90,400	946
White Mountains Insurance Group	5,000	1,542
Total Insurance		4,510
Internet & Catalog Retail [2.4%]
HSN *	19,700	589
Internet Software & Services [3.6%]
United Online	155,100	887
IT Services [6.8%]
CoreLogic	30,800	590
Global Cash Access Holdings *	265,000	1,082
Total IT Services		1,672
Life Sciences Tools & Services [4.1%]
PerkinElmer	43,600	1,009
Machinery [6.8%]
Altra Holdings *	40,200	592
Crane	14,100	535
IDEX	15,400	547
Total Machinery		1,674
Media [5.1%]
Liberty Media - Capital, Ser A *	10,402	541
Washington Post, Cl B	1,800	719
Total Media		1,260
Professional Services [2.3%]
GP Strategies *	62,600	569
Real Estate Investment Trusts [5.3%]
Chimera Investment	329,700	1,302
Software [2.1%]
Fair Isaac	20,800	513

See accompanying notes to financial statements.

CNI CHARTER FUNDS  |  PAGE 58

schedule of investments
September 30, 2010
RCB Small Cap Value Fund (concluded)

Description	Shares/ Face Amount (000)	Value (000)
Specialty Retail [3.1%]
Coldwater Creek *	97,100	$512
Syms *	30,986	237
Total Specialty Retail		749
Total Common Stock (Cost $20,120)		23,460
Repurchase Agreement(A) [4.5%]
Morgan Stanley
0.080%, dated 09/30/10, repurchased on 10/01/10, repurchase price $1,107,373 (collateralized by a U.S. Treasury Note, par value $889,475, 2.000%, 01/15/14; with total market value $1,129,524)	$1,107	1,107
Total Repurchase Agreement (Cost $1,107)		1,107
Total Investments [99.9%] (Cost $21,227)		$24,567

Percentages are based on Net Assets of $24,599 ($ Thousands).

*	Non-income producing security.

(A)	Tri-Party Repurchase Agreement.

Cl — Class

Ser — Series

The following is a summary of the inputs used as of September 30, 2010 in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$23,460	$—	$—	$23,460
Repurchase Agreement	—	1,107	—	1,107
Total Investments in Securities	$23,460	$1,107	$—	$24,567

For the year ended September 30, 2010, there have been no significant transfers between Level 1 and Level 2 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CNI CHARTER FUNDS  |  PAGE 59

schedule of investments
September 30, 2010
Multi-Asset Fund

Description	Shares	Value (000)
Exchange Traded Funds [49.5%]
iShares MSCI EAFE Index Fund	13,145	$722
iShares S&P MidCap 400 Index Fund	37,926	3,037
SPDR Barclays Capital High Yield Bond Fund	52,863	2,115
SPDR S&P 500 Fund	56,856	6,489
Vanguard Emerging Markets	45,250	2,054
Vanguard Small Cap Value	32,520	2,063
Total Exchange Traded Funds (Cost $14,842)		16,480
Affiliated Registered Investment Companies [13.7%]
CNI Corporate Bond Fund, Institutional Class	200,598	2,183
CNI Government Bond Fund, Institutional Class	108,103	1,152
CNI High Yield Bond Fund, Institutional Class	148,133	1,231
Total Affiliated Registered Investment Companies (Cost $4,397)		4,566
Registered Investment Companies [21.0%]
Alpine International Real Estate Equity Fund	45,008	1,096
Cohen & Steers International Realty Fund, Inc.	116,307	1,309
Oppenheimer International Bond Fund, Class A	331,458	2,254
PIMCO Emerging Local Bond Fund	113,284	1,253
PIMCO Emerging Markets Bond Fund, Institutional Class	92,155	1,052
Total Registered Investment Companies (Cost $6,384)		6,964

Description	Shares/Face Amount (000)	Value (000)
Cash Equivalent [1.6%]
Goldman Sachs Financial Square Funds - Government Fund, 0.090%*	522,590	$523
Total Cash Equivalent (Cost $523)		523
Repurchase Agreement(A) [13.5%]
Barclays
0.200%, dated 09/30/10, repurchased on 10/01/10, repurchase price $4,500,025 (collateralized by a U.S. Treasury Note, par value $4,206,200, 3.250%, 03/31/17; with total market value $4,590,016)	$4,500	4,500
Total Repurchase Agreement (Cost $4,500)		4,500
Total Investments [99.3%] (Cost $30,646)		$33,033

Percentages are based on Net Assets of $33,277 ($ Thousands).

*	The rate reported is the 7-day current yield as of September 30, 2010.

(A)	Tri-Party Repurchase Agreement.

EAFE — Europe Australiasia and the Far East

MSCI — Morgan Stanley Capital International

SPDR — Standard & Poor’s Depositary Receipts

The following is a summary of the inputs used as of September 30, 2010 in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$16,480	$—	$—	$16,480
Affiliated Registered Investment Companies	4,566	—	—	4,566
Registered Investment Companies	6,964	—	—	6,964
Cash Equivalent	523	—	—	523
Repurchase Agreement	—	4,500	—	4,500
Total Investments in Securities	$28,533	$4,500	$—	$33,033

For the year ended September 30, 2010, there have been no significant transfers between Level 1 and Level 2 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CNI CHARTER FUNDS  |  PAGE 60

schedule of investments
September 30, 2010
Limited Maturity Fixed Income Fund

Description	Face Amount (000)	Value (000)
Corporate Bonds [39.3%]
Aerospace & Defense [1.7%]
Boeing
5.000%, 03/15/14	$625	$703
Banks [9.9%]
ANZ National International
6.200%, 07/19/13	625	695
Bank of America
4.875%, 01/15/13	150	159
4.375%, 12/01/10	60	60
Bank of New York Mellon, MTN
5.000%, 03/23/12	150	159
Barclays Bank, MTN
4.500%, 03/10/17(A)	600	588
Citibank
1.500%, 07/12/11	300	303
Citigroup
6.375%, 08/12/14	600	666
JPMorgan Chase, MTN
5.600%, 06/01/11	150	155
UBS
2.250%, 08/12/13	600	606
Wachovia, MTN
5.500%, 05/01/13	625	688
Wells Fargo
5.300%, 08/26/11	150	157
Total Banks		4,236
Computer System Design & Services [3.6%]
Hewlett-Packard
6.125%, 03/01/14	625	722
4.250%, 02/24/12	150	157
2.950%, 08/15/12	120	125
IBM
4.950%, 03/22/11	190	194
4.750%, 11/29/12	165	179
2.100%, 05/06/13	140	145
Total Computer System Design & Services		1,522

Description	Face Amount (000)	Value (000)
Drugs [0.8%]
Abbott Laboratories
5.600%, 05/15/11	$145	$150
Pfizer
4.450%, 03/15/12	170	179
Total Drugs		329
Financial Services [10.2%]
Boeing Capital
6.500%, 02/15/12	150	162
6.100%, 03/01/11	250	256
Caterpillar Financial Services, MTN
5.750%, 02/15/12	150	160
5.050%, 12/01/10	200	201
CME Group
5.400%, 08/01/13	625	699
Countrywide Financial, MTN
5.800%, 06/07/12	625	664
General Electric Capital, MTN
4.875%, 10/21/10	150	150
2.000%, 09/28/12	535	550
General Electric Capital, Ser A, MTN
6.000%, 06/15/12	625	674
HSBC Finance
5.500%, 01/19/16	600	659
John Deere Capital, MTN
5.250%, 10/01/12	150	163
Total Financial Services		4,338
Food, Beverage & Tobacco [1.6%]
Campbell Soup
6.750%, 02/15/11	150	154
Coca-Cola
5.750%, 03/15/11	145	148
Coca-Cola Enterprises
3.750%, 03/01/12	170	177
PepsiCo
5.150%, 05/15/12	60	64
Unilever Capital
7.125%, 11/01/10	150	151
Total Food, Beverage & Tobacco		694
Foreign Governments [0.8%]
Province of Ontario Canada
4.100%, 06/16/14	180	198
1.875%, 11/19/12	125	128
Total Foreign Governments		326

See accompanying notes to financial statements.

CNI CHARTER FUNDS  |  PAGE 61

schedule of investments
September 30, 2010
Limited Maturity Fixed Income Fund (continued)

Description	Face Amount (000)	Value (000)
Investment Banker/Broker Dealer [7.8%]
Bear Stearns, MTN
6.950%, 08/10/12	$625	$691
Citigroup Funding
2.250%, 12/10/12	1,000	1,034
Goldman Sachs Group
6.600%, 01/15/12	115	123
Goldman Sachs Group, MTN
3.625%, 08/01/12	625	650
Morgan Stanley
6.600%, 04/01/12	150	161
Morgan Stanley, MTN
5.625%, 01/09/12	600	632
Total Investment Banker/Broker Dealer		3,291
Multi-Media [0.3%]
Walt Disney, MTN
5.700%, 07/15/11	150	157
Oil, Gas & Consumable Fuels [1.4%]
Shell International Finance BV
1.875%, 03/25/13	600	614
Retail [0.4%]
Wal-Mart Stores
5.000%, 04/05/12	170	181
Telephones & Telecommunications [0.4%]
AT&T
7.300%, 11/15/11	150	161
Transport-Rail [0.4%]
Canadian National Railway
6.375%, 10/15/11	175	186
Total Corporate Bonds (Cost $16,182)		16,738
U.S. Government Mortgage-Backed Obligations [5.6%]
FHLMC, Pool G12806
5.500%, 09/01/22	233	251
FHLMC, Pool G18247
5.000%, 04/01/23	173	183
FHLMC, Pool G18251
5.000%, 05/01/23	264	280
FHLMC, Pool G18321
4.500%, 08/01/24	140	148
FHLMC, Pool J04241
5.500%, 01/01/22	135	145

Description	Face Amount (000)	Value (000)
FHLMC, Pool J04459
5.000%, 03/01/22	$116	$123
FHLMC, Pool J04508
5.000%, 03/01/22	119	127
FHLMC, Pool J07575
5.000%, 04/01/23	167	177
FNMA, Pool 541946
7.500%, 07/01/30	–	1
FNMA, Pool 837196
5.500%, 02/01/21	325	350
FNMA, Pool 933915
4.500%, 06/01/23	307	323
FNMA, Pool 961783
4.500%, 02/01/23	263	276
Total U.S. Government Mortgage-Backed Obligations (Cost $2,245)		2,384
U.S. Government Agency Obligations [32.8%]
FHLB
5.750%, 05/15/12	1,000	1,086
5.375%, 08/19/11	1,000	1,044
1.144%, 10/15/10(B)	925	925
FHLMC
6.000%, 06/15/11	600	624
4.750%, 03/05/12	1,000	1,062
4.375%, 07/17/15	1,300	1,475
2.125%, 09/21/12	1,000	1,031
1.150%, 09/03/13	1,000	1,001
FNMA
6.125%, 03/15/12	600	649
6.000%, 05/15/11	1,000	1,035
5.375%, 11/15/11	1,000	1,056
5.250%, 08/01/12	1,000	1,079
3.000%, 07/28/14	925	942
2.900%, 04/07/14	925	936
Total U.S. Government Agency Obligations (Cost $13,794)		13,945
U.S. Treasury Obligations [14.4%]
U.S. Treasury Notes
4.250%, 08/15/15	3,000	3,429
4.125%, 08/31/12	575	616
2.375%, 09/30/14	1,000	1,055
1.750%, 11/15/11	1,000	1,016
Total U.S. Treasury Obligations (Cost $5,864)		6,116

See accompanying notes to financial statements.

CNI CHARTER FUNDS  |  PAGE 62

schedule of investments
September 30, 2010
Limited Maturity Fixed Income Fund (concluded)

Description	Face Amount (000)/Shares	Value (000)
Asset-Backed Securities [1.0%]
BMW Vehicle Lease Trust, Ser 2009-1, Cl A3
2.910%, 03/15/12	$136	$137
Mercedes-Benz Auto Receivables Trust, Ser 2009-1, Cl A4
2.430%, 03/15/16	165	171
USAA Auto Owner Trust, Ser 2009-2, Cl A4
2.530%, 07/15/15	135	140
Total Asset-Backed Securities (Cost $436)		448
Cash Equivalent [1.4%]
AIM STIT-Treasury Portfolio, 0.060%*	582,522	583
Total Cash Equivalent (Cost $583)		583
Total Investments [94.5%] (Cost $39,104)		$40,214

Percentages are based on Net Assets of $42,541 ($ Thousands).

*	The rate reported is the 7-day current yield as of September 30, 2010.

(A)	Floating Rate Security — The rate reflected is the rate in effect on September 30, 2010.

(B)	Step Bond — The rate reflected is the rate in effect on September 30, 2010.

Cl — Class

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

MTN — Medium Term Note

Ser — Series

Amounts designated as “—” are either zero shares/$0 or have been rounded to zero shares/$0.

The following is a summary of the inputs used as of September 30, 2010 in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$16,738	$—	$16,738
U.S. Government Mortgage-Backed Obligations	—	2,384	—	2,384
U.S. Government Agency Obligations	—	13,945	—	13,945
U.S. Treasury Obligations	—	6,116	—	6,116
Asset-Backed Securities	—	448	—	448
Cash Equivalent	583	—	—	583
Total Investments in Securities	$583	$39,631	$—	$40,214

For the year ended September 30, 2010, there have been no significant transfers between Level 1 and Level 2 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CNI CHARTER FUNDS  |  PAGE 63

schedule of investments
September 30, 2010
Full Maturity Fixed Income Fund

Description	Face Amount (000)	Value (000)
Corporate Bonds [45.3%]
Aerospace & Defense [0.6%]
United Technologies
6.125%, 02/01/19	$100	$124
4.500%, 04/15/20	155	174
Total Aerospace & Defense		298
Agriculture [0.2%]
Bunge NA Finance
5.900%, 04/01/17	100	108
Auto/Trk Prts and Equip-Orig [0.2%]
Johnson Controls
5.500%, 01/15/16	100	113
Automotive [0.3%]
Daimler Finance North America
7.300%, 01/15/12	125	134
Banks [9.6%]
ANZ National Int'l
2.375%, 12/21/12(A)	100	101
Bank of America
10.200%, 07/15/15	100	124
Bank of America, MTN
7.375%, 05/15/14	145	167
5.650%, 05/01/18	330	350
Bank of Nova Scotia
2.250%, 01/22/13	425	437
Barclays Bank
5.125%, 01/08/20	100	108
BB&T, MTN
3.375%, 09/25/13	380	399
Citigroup
6.375%, 08/12/14	425	472

Description	Face Amount (000)	Value (000)
Deutsche Bank, MTN
3.450%, 03/30/15	$100	$105
Deutsche Bank Trust
7.250%, 10/15/11	46	48
Dresdner Bank - New York
7.250%, 09/15/15	150	169
European Investment Bank
4.625%, 03/21/12	250	265
JPMorgan Chase
4.650%, 06/01/14	480	525
KeyCorp, MTN
3.750%, 08/13/15	195	199
Kookmin Bank
7.250%, 05/14/14(A)	100	116
PNC Funding
4.250%, 09/21/15	380	409
3.000%, 05/19/14	125	129
Wachovia
5.300%, 10/15/11	200	209
Wachovia, MTN
5.500%, 05/01/13	275	303
Wells Fargo
3.625%, 04/15/15	125	133
Total Banks		4,768
Cable/Media [0.7%]
Comcast
4.950%, 06/15/16	250	279
TCI Communications
7.875%, 08/01/13	75	87
Total Cable/Media		366
Chemicals [0.6%]
EI du Pont de Nemours
5.875%, 01/15/14	240	275
Computer System Design & Services [0.9%]
Hewlett-Packard
2.125%, 09/13/15	450	454
Data Processing [0.2%]
Fiserv
6.125%, 11/20/12	100	109
Drugs [1.5%]
Merck
5.000%, 06/30/19	250	291
Novartis Capital
4.125%, 02/10/14	110	120

See accompanying notes to financial statements.

CNI CHARTER FUNDS  |  PAGE 64

schedule of investments
September 30, 2010
Full Maturity Fixed Income Fund (continued)

Description	Face Amount (000)	Value (000)
Teva Pharmaceutical
5.550%, 02/01/16	$75	$87
Wyeth
5.500%, 02/15/16	240	281
Total Drugs		779
Energy [1.8%]
Baltimore Gas & Electric
6.125%, 07/01/13	230	258
Carolina Power & Light
5.150%, 04/01/15	80	91
Exelon
5.625%, 06/15/35	75	76
Korea Electric Power
7.750%, 04/01/13	95	107
6.750%, 08/01/27	75	86
NiSource Finance
7.875%, 11/15/10	75	75
PPL Energy Supply, Ser A
5.700%, 10/15/15	75	85
Trans-Allegheny Interstate Line
4.000%, 01/15/15(A)	100	104
Total Energy		882
Financial Services [4.5%]
American Express Credit, MTN
7.300%, 08/20/13	405	465
Bank of New York Mellon, MTN
3.100%, 01/15/15	390	412
Caterpillar Financial Services, MTN
6.200%, 09/30/13	225	257
Eksportfinans
3.000%, 11/17/14	210	221
General Electric Capital, MTN
6.000%, 08/07/19	125	141
3.500%, 08/13/12	225	234
General Electric Capital, Ser A, MTN
6.000%, 06/15/12	75	81
HSBC Finance
5.000%, 06/30/15	75	82
National Rural Utilities Cooperative Finance
10.375%, 11/01/18	125	179
UFJ Finance Aruba
6.750%, 07/15/13	125	141
Total Financial Services		2,213

Description	Face Amount (000)	Value (000)
Food, Beverage & Tobacco [2.8%]
Bottling Group
5.125%, 01/15/19	$115	$132
Cia de Bebidas das Americas
8.750%, 09/15/13	175	207
Coca-Cola
5.350%, 11/15/17	305	359
General Mills
5.650%, 02/15/19	120	141
Kellogg
4.450%, 05/30/16	230	258
Kraft Foods
6.500%, 08/11/17	235	281
Total Food, Beverage & Tobacco		1,378
Insurance [2.1%]
Aflac
3.450%, 08/15/15	85	88
Berkshire Hathaway
3.200%, 02/11/15	440	467
Protective Life
4.300%, 06/01/13	100	103
Prudential Financial
5.375%, 06/21/20	180	195
Prudential Financial, MTN
2.750%, 01/14/13	100	102
Travelers
6.250%, 03/15/37(B)	100	96
Total Insurance		1,051
Invest Mgmnt/Advis Serv [0.7%]
BlackRock
3.500%, 12/10/14	335	356
Investment Banker/Broker Dealer [3.0%]
Credit Suisse USA
5.250%, 03/02/11	225	229
Goldman Sachs Group
6.600%, 01/15/12	220	235
5.150%, 01/15/14	75	81
Jefferies Group
6.450%, 06/08/27	100	98
Morgan Stanley
5.300%, 03/01/13	415	447
4.750%, 04/01/14	75	78
Morgan Stanley, MTN
6.625%, 04/01/18	100	111
TD Ameritrade Holding
4.150%, 12/01/14	200	213
Total Investment Banker/Broker Dealer		1,492

See accompanying notes to financial statements.

CNI CHARTER FUNDS  |  PAGE 65

schedule of investments
September 30, 2010
Full Maturity Fixed Income Fund (continued)

Description	Face Amount (000)	Value (000)
Machinery-Construction and Mining [0.5%]
Caterpillar
7.900%, 12/15/18	$200	$268
Machinery-Farm [0.4%]
Deere
4.375%, 10/16/19	170	187
Manufacturing [1.3%]
General Electric
5.000%, 02/01/13	260	282
Honeywell International
3.875%, 02/15/14	100	109
Tyco International Finance
4.125%, 10/15/14	250	272
Total Manufacturing		663
Medical Products [0.3%]
Zimmer Holdings
4.625%, 11/30/19	115	124
Metals & Mining [0.5%]
Rio Tinto Finance USA
6.500%, 07/15/18	100	121
Vale Overseas
6.875%, 11/21/36	100	114
Total Metals & Mining		235
Multi-Media [1.4%]
CBS
6.625%, 05/15/11	60	62
Time Warner
5.875%, 11/15/16	290	338
Viacom
6.250%, 04/30/16	125	146
Walt Disney, MTN
6.375%, 03/01/12	150	162
Total Multi-Media		708
Networking Products [0.5%]
Cisco Systems
5.500%, 01/15/40	100	110
4.950%, 02/15/19	125	143
Total Networking Products		253
Oil, Gas & Consumable Fuels [2.9%]
BP Capital Markets
3.125%, 10/01/15	215	216

Description	Face Amount (000)	Value (000)
ConocoPhillips
5.750%, 02/01/19	$405	$486
Shell International Finance BV
4.375%, 03/25/20	390	429
Total Capital
3.125%, 10/02/15	250	263
Total Oil, Gas & Consumable Fuels		1,394
Oil-Field Services [0.3%]
Weatherford International Bermuda
5.125%, 09/15/20	140	143
Petroleum & Fuel Products [0.8%]
Energy Transfer Partners
6.625%, 10/15/36	75	81
Enterprise Products Operating
3.700%, 06/01/15	125	131
Kinder Morgan Energy Partners
5.300%, 09/15/20	125	135
Pemex Project Funding Master Trust
9.125%, 10/13/10	50	50
Total Petroleum & Fuel Products		397
REITS-Office Property [0.6%]
Boston Properties
5.875%, 10/15/19	270	302
Retail [1.5%]
Home Depot
5.400%, 03/01/16	305	347
Lowe's
5.000%, 10/15/15	325	374
Total Retail		721
Retail-Drug Store [0.8%]
CVS Caremark
5.750%, 06/01/17	235	270
Walgreen
5.250%, 01/15/19	100	116
Total Retail-Drug Store		386
Retail-Restaurants [0.2%]
McDonald's, MTN
5.000%, 02/01/19	90	104

See accompanying notes to financial statements.

CNI CHARTER FUNDS  |  PAGE 66

schedule of investments
September 30, 2010
Full Maturity Fixed Income Fund (continued)

Description	Face Amount (000)	Value (000)
Telephones & Telecommunications [2.8%]
AT&T
5.600%, 05/15/18	$310	$362
British Telecommunications (C)
9.625%, 12/15/30	100	139
9.125%, 12/15/10	60	61
Deutsche Telekom International Finance
8.750%, 06/15/30	75	105
Deutsche Telekom International Finance BV
6.000%, 07/08/19	50	60
France Telecom
7.750%, 03/01/11	50	52
GTE
6.840%, 04/15/18	100	119
New Cingular Wireless Services
8.750%, 03/01/31	75	108
Telecom Italia Capital
7.200%, 07/18/36	75	81
Telefonica Emisiones
6.421%, 06/20/16	75	88
Verizon Pennsylvania
5.650%, 11/15/11	200	210
Total Telephones & Telecommunications		1,385
Transportation Services [0.8%]
FedEx
9.650%, 06/15/12	125	142
United Parcel Service
3.875%, 04/01/14	245	267
Total Transportation Services		409
Total Corporate Bonds (Cost $20,866)		22,455
U.S. Government Agency Obligations [6.3%]
FHLB
4.500%, 11/15/12	850	920
FHLMC
2.500%, 01/07/14	525	551
FNMA
4.625%, 10/15/13	995	1,107
4.375%, 09/15/12	505	542
Total U.S. Government Agency Obligations (Cost $2,997)		3,120

Description	Face Amount (000)	Value (000)
U.S. Treasury Obligations [19.9%]
U.S. Treasury Bonds
6.250%, 08/15/23	$1,625	$2,201
5.250%, 11/15/28	875	1,106
2.625%, 04/30/16	425	451
U.S. Treasury Notes
4.750%, 05/15/14	780	890
4.250%, 08/15/13	550	607
4.250%, 11/15/17	135	156
2.375%, 03/31/16	2,275	2,385
2.375%, 07/31/17	940	971
1.750%, 07/31/15	1,085	1,111
Total U.S. Treasury Obligations (Cost $9,392)		9,878
U.S. Government Mortgage-Backed Obligations [17.5%]
FHLB, Ser 00-0582, Cl H
4.750%, 10/25/10	133	133
FHLMC, Pool 1B2677
3.145%, 01/01/35(B)	15	16
FHLMC, Pool 1B2683
3.142%, 01/01/35(B)	10	11
FHLMC, Pool 1B2692
3.002%, 12/01/34(B)	32	33
FHLMC, Pool C03490
4.500%, 08/01/40	397	414
FHLMC, Pool C20300
6.500%, 01/01/29	7	8
FHLMC, Pool E01280
5.000%, 12/01/17	26	28
FHLMC, Pool G04222
5.500%, 04/01/38	167	177
FHLMC, Pool G08003
6.000%, 07/01/34	84	91
FHLMC, Pool G11431
6.000%, 02/01/18	17	18
FHLMC, Pool G11911
5.000%, 02/01/21	188	200
FHLMC, Pool G13767
4.000%, 03/01/25	601	628
FHLMC, Pool G18124
6.000%, 06/01/21	55	59
FHLMC, Ser 2009-3540, Cl CD
2.000%, 06/15/14	253	255
FHLMC, Ser 2730, Cl PD
5.000%, 05/15/21	150	156
FHLMC, Ser 3122, Cl VA
6.000%, 01/15/17	99	104
FHLMC, Ser 3132, Cl MA
5.500%, 12/15/23	50	52

See accompanying notes to financial statements.

CNI CHARTER FUNDS  |  PAGE 67

schedule of investments
September 30, 2010
Full Maturity Fixed Income Fund (continued)

Description	Face Amount (000)	Value (000)
FHLMC Gold, Pool G11880
5.000%, 12/01/20	$78	$83
FHLMC REMIC, Ser 2804, Cl VC
5.000%, 07/15/21	145	160
FHLMC REMIC, Ser R003, Cl VA
5.500%, 08/15/16	123	132
FHLMC REMIC, Ser R009, Cl AJ
5.750%, 12/15/18	52	54
FHLMC REMIC, Ser R010, Cl VA
5.500%, 04/15/17	106	115
FHLMC REMIC, Ser R010, Cl AB
5.500%, 12/15/19	148	153
FNMA
2.875%, 12/11/13	510	541
2.375%, 07/28/15	500	519
FNMA, Pool 252570
6.500%, 07/01/29	18	20
FNMA, Pool 253183
7.500%, 04/01/30	2	2
FNMA, Pool 253398
8.000%, 08/01/30	6	7
FNMA, Pool 254510
5.000%, 11/01/17	34	36
FNMA, Pool 254545
5.000%, 12/01/17	67	72
FNMA, Pool 254685
5.000%, 04/01/18	54	58
FNMA, Pool 254949
5.000%, 11/01/33	57	61
FNMA, Pool 255814
5.500%, 08/01/35	143	153
FNMA, Pool 303168
9.500%, 02/01/25	4	5
FNMA, Pool 725424
5.500%, 04/01/34	114	122
FNMA, Pool 735060
6.000%, 11/01/34	61	67
FNMA, Pool 735228
5.500%, 02/01/35	59	63
FNMA, Pool 735230
5.500%, 02/01/35	136	146
FNMA, Pool 735925
5.000%, 10/01/35	160	169
FNMA, Pool 745275
5.000%, 02/01/36	682	721
FNMA, Pool 745418
5.500%, 04/01/36	821	878

Description	Face Amount (000)	Value (000)
FNMA, Pool 827223
2.340%, 04/01/35(B)	$114	$118
FNMA, Pool 844809
5.000%, 11/01/35	506	535
FNMA, Pool 995865
4.500%, 07/01/24	645	680
FNMA, Pool AD0454
5.000%, 11/01/21	160	170
FNMA, Pool AD8522
4.000%, 08/01/40	196	202
FNMA, Ser 136, Cl PK
6.000%, 08/25/22	19	21
FNMA, Ser 33, Cl LD
4.250%, 09/25/22	97	101
FNMA, Ser W6, Cl 1A6
5.500%, 07/25/34	57	61
FNMA REMIC, Ser B2, Cl AB
5.500%, 05/25/14	50	51
GNMA, Pool 479168
8.000%, 02/15/30	8	10
GNMA, Pool 780315
9.500%, 12/15/17	9	10
Total U.S. Government Mortgage-Backed Obligations (Cost $8,390)		8,679
Mortgage-Backed Securities [0.8%]
Banc of America Alternative Loan Trust, Ser 2004-2, Cl 5A1
5.500%, 03/25/19	77	78
Chase Mortgage Finance, Ser 2003-S13, Cl A11
5.500%, 11/25/33	66	68
Residential Accredit Loans, Ser 2004-QS5, Cl A5
4.750%, 04/25/34	28	28
Residential Accredit Loans, Ser 2004-QS6, Cl A1
5.000%, 05/25/19	49	50
WaMu Mortgage Pass Through Certificates, Ser 2004-CB2, Cl 5A
5.000%, 07/25/19	132	138
Total Mortgage-Backed Securities (Cost $351)		362

See accompanying notes to financial statements.

CNI CHARTER FUNDS  |  PAGE 68

schedule of investments
September 30, 2010
Full Maturity Fixed Income Fund (continued)

Description	Face Amount (000)	Value (000)
Commercial Mortgage-Backed Securities [2.9%]
Bear Stearns Commercial Mortgage Security, Ser 2007-PW16, Cl AM
5.907%, 06/11/40(B)	$300	$276
Citigroup, Ser 2005-CD1, Cl A4
5.396%, 07/15/44(B)	200	220
Citigroup, Ser 2007-CD4, Cl A2B
5.205%, 12/11/49	150	157
Commercial Mortgage, Ser 2005-C5, Cl A5A
5.116%, 06/10/44(B)	200	218
GMAC Mortgage Corporation Loan Trust, Ser 2004-J4, Cl A2
5.500%, 09/25/34	68	70
JPMorgan Chase, Ser 2006-CB17, Cl ASB
5.415%, 12/12/43	200	219
Wachovia Bank Commercial Mortgage Trust, Ser 2005-C22
5.437%, 12/15/44(B)	250	273
Total Commercial Mortgage-Backed Securities (Cost $1,396)		1,433
Asset-Backed Securities [5.1%]
BA Credit Card Trust, Ser 2008-A1, Cl A1
0.837%, 04/15/13(B)	445	445
Bayview Financial Acquisition Trust, Ser 2007-A, Cl 1A2
6.205%, 05/28/37 (C)	200	197
Chase Issuance Trust, Ser 2006-A4, Cl A4
0.277%, 10/15/13(B)	325	325
Chase Issuance Trust, Ser 2009-A2, Cl A2
1.807%, 04/15/14(B)	400	409
Citibank Credit Card Issuance Trust, Ser 2009-A2, Cl A2
1.807%, 05/15/14(B)	600	613
Cityscape Home Equity Loan Trust, Ser 1997-C, Cl A4
7.000%, 07/25/28 (C)	5	4
Contimortgage Home Equity Loan Trust, Ser 1997-2, Cl A9
7.090%, 04/15/28	1	1
GMAC Mortgage Corporation Loan Trust, Ser 2004-GH1, Cl A6
4.810%, 07/25/35(B)	107	104
Green Tree Financial, Ser 1997-7, Cl A6
6.760%, 07/15/29	72	78

Description	Face Amount (000)/Shares	Value (000)
GSAA Home Equity Trust, Ser 2005-1, Cl AF2
4.316%, 11/25/34(B)	$33	$32
MBNA Credit Card Master Note Trust, Ser 2002-A3, Cl A3
0.497%, 09/15/14(B)	200	200
RAAC, Ser 2004-SP1, Cl AI4
5.285%, 08/25/27(B)	95	91
Residential Asset Mortgage Products, Ser 2002-RS3, Cl AI5
5.572%, 06/25/32(B)	50	41
Total Asset-Backed Securities (Cost $2,557)		2,540
Foreign Corporate Bonds [0.4%]
National Bank of Hungary
8.875%, 11/01/13	75	78
United Mexican States, MTN
5.125%, 01/15/20	100	112
Total Foreign Corporate Bonds (Cost $176)		190
Cash Equivalent [3.5%]
AIM STIT-Treasury Portfolio, 0.060%*	1,745,956	1,746
Total Cash Equivalent (Cost $1,746)		1,746
Total Investments [101.7%] (Cost $47,871)		$50,403

See accompanying notes to financial statements.

CNI CHARTER FUNDS  |  PAGE 69

schedule of investments
September 30, 2010
Full Maturity Fixed Income Fund (concluded)

Percentages are based on Net Assets of $49,574 ($ Thousands).

*	The rate reported is the 7-day current yield as of September 30, 2010.

(A)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2010, the value of these securities amounted to $321(000), representing 0.6% of the net assets of the Fund.

(B)	Floating Rate Security — The rate reflected is the rate in effect on September 30, 2010.

(C)	Step Bond — The rate reflected on the Schedule of Investments is the rate in effect on September 30, 2010.

Cl — Class

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

MTN — Medium Term Note

NA — National Association

REIT — Real Estate Investment Trust

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

The following is a summary of the inputs used as of September 30, 2010 in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$22,455	$—	$22,455
U.S. Government Agency Obligations	—	3,120	—	3,120
U.S. Treasury Obligations	—	9,878	—	9,878
U.S. Government Mortgage-Backed Obligations	—	8,679	—	8,679
Mortgage-Backed Securities	—	362	—	362
Commercial Mortgage-Backed Securities	—	1,433	—	1,433
Asset-Backed Securities	—	2,540	—	2,540
Foreign Corporate Bonds	—	190	—	190
Cash Equivalent	1,746	—	—	1,746
Total Investments in Securities	$1,746	$48,657	$—	$50,403

For the year ended September 30, 2010, there have been no significant transfers between Level 1 and Level 2 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CNI CHARTER FUNDS  |  PAGE 70

schedule of investments
September 30, 2010
Diversified Equity Fund

Description	Shares	Value (000)
Common Stock [101.0%]
Aerospace & Defense [0.5%]
Raytheon	6,415	$293
Airlines [0.3%]
Delta Air Lines *	15,490	180
Apparel/Textiles [0.5%]
Coach	7,110	305
Banks [4.0%]
Bank of New York Mellon	13,725	359
HDFC Bank ADR	1,230	227
KeyCorp	65,050	518
M&T Bank	3,100	253
MSCI, Cl A *	5,000	166
US Bancorp	46,950	1,015
Total Banks		2,538
Biomedical Research & Products [0.3%]
Celgene *	3,410	196
Biotechnology [0.7%]
Alexion Pharmaceuticals *	3,870	249
Human Genome Sciences *	6,880	205
Total Biotechnology		454
Broadcasting & Cable [3.4%]
Cisco Systems *	42,325	927
F5 Networks *	3,620	376
Motorola *	27,280	233

Description	Shares	Value (000)
Qualcomm	13,620	$614
Total Broadcasting & Cable		2,150
Business Services [0.6%]
Fidelity National Information Services	14,820	402
Chemicals [1.6%]
Dow Chemical	26,250	721
Potash Corp of Saskatchewan	2,000	288
Total Chemicals		1,009
Commercial Banks [0.6%]
BB&T	16,800	405
Communication & Media [0.9%]
DIRECTV, Cl A *	6,640	277
Time Warner	9,466	290
Total Communication & Media		567
Computer Software [3.2%]
Microsoft	14,571	357
Oracle	39,350	1,056
Symantec *	39,350	597
Total Computer Software		2,010
Computer System Design & Services [6.1%]
Apple *	5,329	1,512
Dell *	28,129	365
Hewlett-Packard	17,100	719
IBM	6,850	919
NetApp *	3,540	176
SanDisk *	5,160	189
Total Computer System Design & Services		3,880
Computers & Peripherals [1.5%]
EMC *	45,650	927
Construction & Engineering [0.7%]
Aecom Technology *	19,400	471
Consumer Products & Services [1.3%]
Clorox	9,675	646
Mattel	7,300	171
Total Consumer Products & Services		817

See accompanying notes to financial statements.

CNI CHARTER FUNDS  |  PAGE 71

schedule of investments
September 30, 2010
Diversified Equity Fund (continued)

Description	Shares	Value (000)
Containers & Packaging [0.5%]
Crown Holdings *	10,400	$298
Diversified Manufacturing [3.3%]
3M	9,675	839
General Electric	30,800	500
Parker Hannifin	10,300	722
Total Diversified Manufacturing		2,061
Diversified Metals & Mining [1.4%]
Cliffs Natural Resources	5,570	356
Goldcorp	9,140	398
United States Steel	3,620	158
Total Diversified Metals & Mining		912
Drugs [3.1%]
Abbott Laboratories	19,570	1,023
Allergan	5,700	379
Bristol-Myers Squibb	6,200	168
Mylan *	21,100	397
Total Drugs		1,967
Electrical Equipment [0.5%]
Baldor Electric	7,700	311
Electrical Services [0.3%]
First Solar *	1,320	195
Entertainment [2.2%]
Las Vegas Sands *	13,860	483
Starbucks	14,170	363
Starwood Hotels & Resorts Worldwide	5,640	296
Wendy's, Cl A	52,500	238
Total Entertainment		1,380
Financial Services [3.3%]
American Express	14,900	626
Capital One Financial	11,975	474
Citigroup *	106,360	415
IntercontinentalExchange *	5,270	552
Total Financial Services		2,067
Food, Beverage & Tobacco [5.6%]
Coca-Cola	9,675	566
ConAgra Foods	26,825	588
Del Monte Foods	23,800	312

Description	Shares	Value (000)
General Mills	18,275	$668
PepsiCo	21,549	1,432
Total Food, Beverage & Tobacco		3,566
Gas/Natural Gas [0.5%]
Questar	17,707	310
Health Care Technology [0.3%]
Cerner *	2,130	179
Healthcare Products & Services [2.1%]
Express Scripts, Cl A *	5,090	248
McKesson	4,362	269
Medtronic	16,525	555
Pharmaceutical Product Development	10,700	265
Total Healthcare Products & Services		1,337
Household Furniture & Fixtures [0.5%]
Pulte Group *	37,310	327
Insurance [3.9%]
Berkshire Hathaway, Cl B *	5,722	473
Chubb	4,400	251
HCC Insurance Holdings	17,400	454
Loews	4,000	151
Marsh & McLennan	18,825	454
Universal Health Services, Cl B	7,120	277
Unum Group	20,300	450
Total Insurance		2,510
Internet & Catalog Retail [0.3%]
priceline.com *	530	185
Investment Banker/Broker Dealer [2.2%]
JPMorgan Chase	11,975	456
Morgan Stanley	22,275	550
T Rowe Price Group	8,160	408
Total Investment Banker/Broker Dealer		1,414
Machinery [2.9%]
AGCO *	10,300	402
Caterpillar	6,590	519
Cummins	6,335	574
Deere	4,850	338
Total Machinery		1,833

See accompanying notes to financial statements.

CNI CHARTER FUNDS  |  PAGE 72

schedule of investments
September 30, 2010
Diversified Equity Fund (continued)

Description	Shares	Value (000)
Manufacturing [0.8%]
Tyco International	13,850	$509
Medical Products & Services [5.3%]
Becton Dickinson	6,300	467
CareFusion *	16,842	418
Covidien	7,250	292
Hospira *	3,440	196
Intuitive Surgical *	1,160	329
Laboratory Corp of America Holdings *	3,900	306
Patterson	10,500	301
Quest Diagnostics	9,200	464
Stryker	11,425	572
Total Medical Products & Services		3,345
Metals & Mining [1.2%]
Barrick Gold	16,800	778
Office Furniture & Fixtures [1.8%]
Factset Research Systems	3,440	279
Salesforce.com *	3,100	347
Synopsys *	10,100	250
VMware, Cl A *	3,050	259
Total Office Furniture & Fixtures		1,135
Paper & Related Products [0.5%]
Sealed Air	14,500	326
Petroleum & Fuel Products [12.6%]
Anadarko Petroleum	13,150	750
ChevronTexaco	5,400	438
Cimarex Energy	3,730	247
Concho Resources *	3,720	246
ConocoPhillips	12,340	709
Exterran Holdings *	17,100	388
Halliburton	19,260	637
National Oilwell Varco	3,950	176
Newfield Exploration *	6,800	391
Noble	9,100	307
Occidental Petroleum	6,260	490
Patterson-UTI Energy	25,000	427
QEP Resources	7,547	227
Royal Dutch Shell, Cl B ADR	15,975	939
Southwestern Energy *	8,600	288
Spectra Energy	10,500	237
Unit *	10,900	406
Williams	35,375	676
Total Petroleum & Fuel Products		7,979

Description	Shares	Value (000)
Real Estate Investment Trust [1.6%]
Digital Realty Trust	4,440	$274
Health Care	2,730	129
Host Hotels & Resorts	18,210	264
Simon Property Group	3,970	368
Total Real Estate Investment Trust		1,035
Real Estate Management & Development [1.4%]
Brookfield Asset Management, Cl A	20,900	593
CB Richard Ellis Group, Cl A *	14,400	263
Total Real Estate Management & Development		856
Retail [5.7%]
Advance Auto Parts	8,550	502
Dollar Tree *	3,545	173
Guess ?	4,400	179
Kohl's *	11,425	602
Staples	25,700	537
Urban Outfitters *	3,510	110
Walgreen	10,400	348
Wal-Mart Stores	15,975	855
Whole Foods Market *	7,930	294
Total Retail		3,600
Semi-Conductors [2.8%]
Applied Materials	21,900	256
ASML Holding, Cl G	10,910	324
Broadcom, Cl A	13,150	466
Lam Research *	14,650	613
Micron Technology *	17,990	130
Total Semi-Conductors		1,789
Telephones & Telecommunications [4.3%]
America Movil, Ser L ADR	9,000	480
AT&T	21,150	605
NII Holdings *	10,290	423
Research In Motion *	2,900	141
Sprint Nextel *	75,500	349
Verizon Communications	22,275	726
Total Telephones & Telecommunications		2,724
Trading Companies & Distributors [0.3%]
Fastenal	4,160	221

See accompanying notes to financial statements.

CNI CHARTER FUNDS  |  PAGE 73

schedule of investments
September 30, 2010
Diversified Equity Fund (concluded)

Description	Shares	Value (000)
Transportation Services [1.1%]
FedEx	7,975	$682
Web Portals/ISP [1.0%]
Amazon.com *	2,700	424
Baidu.com ADR *	2,300	236
Total Web Portals/ISP		660
Wholesale [1.5%]
Archer-Daniels-Midland	14,630	467
Mead Johnson Nutrition, Cl A	8,570	488
Total Wholesale		955
Total Common Stock (Cost $59,892)		64,050
Cash Equivalent [3.4%]
AIM STIT-Treasury Portfolio, 0.060%**	2,152,380	2,152
Total Cash Equivalent (Cost $2,152)		2,152
Total Investments [104.4%] (Cost $62,044)		$66,202

Percentages are based on Net Assets of $63,419 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day current yield as of September 30, 2010.

ADR — American Depositary Receipt

Cl — Class

Ser — Series

As of September 30, 2010, all of the Fund's investments are Level 1, in accordance with ASC 820.

For the year ended September 30, 2010, there have been no significant transfers between Level 1 and Level 2 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CNI CHARTER FUNDS  |  PAGE 74

schedule of investments
September 30, 2010
Socially Responsible Equity Fund

Description	Shares	Value (000)
Common Stock [94.3%]
Banks [6.8%]
Cullen	21,500	$1,158
M&T Bank	7,000	573
Toronto-Dominion Bank	9,000	650
UMB Financial	13,500	480
US Bancorp	63,000	1,362
Total Banks		4,223
Business Services [1.8%]
Automatic Data Processing	27,000	1,135
Chemicals [2.5%]
EI du Pont de Nemours	35,000	1,562
Communication & Media [3.7%]
Thomson Reuters	34,000	1,276
Time Warner	33,000	1,011
Total Communication & Media		2,287
Computer Software [2.4%]
Microsoft	60,000	1,469
Computer System Design & Services [1.8%]
Dell *	89,000	1,154
Consumer Products & Services [1.9%]
Clorox	18,000	1,202
Distributors [1.8%]
Genuine Parts	25,000	1,115

Description	Shares	Value (000)
Drugs [5.7%]
Abbott Laboratories	36,000	$1,880
Bristol-Myers Squibb	61,000	1,654
Total Drugs		3,534
Electrical Equipment [3.1%]
Emerson Electric	37,000	1,948
Financial Services [1.9%]
NYSE Euronext	40,500	1,157
Healthcare Products & Services [6.2%]
Cardinal Health	47,000	1,553
McKesson	19,000	1,174
Pharmaceutical Product Development	45,000	1,115
Total Healthcare Products & Services		3,842
Insurance [8.2%]
Berkshire Hathaway, Cl B *	24,500	2,025
Chubb	32,500	1,852
Loews	33,000	1,251
Total Insurance		5,128
Machinery [1.3%]
AGCO *	20,000	780
Manufacturing [1.9%]
Tyco International	32,375	1,189
Medical Products & Services [7.2%]
CareFusion *	24,500	609
Laboratory Corp of America Holdings *	14,000	1,098
Patterson	60,000	1,719
Quest Diagnostics	21,500	1,085
Total Medical Products & Services		4,511
Paper & Related Products [4.1%]
Packaging Corp of America	53,500	1,240
Sealed Air	57,000	1,281
Total Paper & Related Products		2,521
Petroleum & Fuel Products [18.1%]
ConocoPhillips	32,000	1,838
Encana	57,000	1,723

See accompanying notes to financial statements.

CNI CHARTER FUNDS  |  PAGE 75

schedule of investments
September 30, 2010
Socially Responsible Equity Fund (concluded)

Description	Shares	Value (000)
Exterran Holdings *	72,500	$1,646
Patterson-UTI Energy	112,000	1,913
Southwestern Energy *	26,000	869
Spectra Energy	80,000	1,804
Unit *	40,000	1,492
Total Petroleum & Fuel Products		11,285
Real Estate Management & Development [3.7%]
Brookfield Asset Management, Cl A	80,000	2,270
Retail [2.7%]
Walgreen	49,000	1,641
Semi-Conductors [3.7%]
Analog Devices	40,000	1,255
Intel	55,000	1,058
Total Semi-Conductors		2,313
Telephones & Telecommunications [0.8%]
Research In Motion *	10,000	487
Waste Management Services [3.0%]
Waste Management	52,000	1,859
Total Common Stock (Cost $55,797)		58,612
Cash Equivalent [5.7%]
AIM STIT-Government Tax Advantage Portfolio Institutional Class, 0.070%**	3,530,881	3,531
Total Cash Equivalent (Cost $3,531)		3,531
Total Investments [100.0%] (Cost $59,328)		$62,143

Percentages are based on Net Assets of $62,170 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day current yield as of September 30, 2010.

Cl — Class

As of September 30, 2010, all of the Fund's investments are Level 1, in accordance with ASC 820.

For the year ended September 30, 2010, there have been no significant transfers between Level 1 and Level 2 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CNI CHARTER FUNDS  |  PAGE 76

This page intentionally left blank.

CNI CHARTER FUNDS  |  PAGE 77

statements of assets and liabilities (000)
September 30, 2010

	Prime Money Market Fund	Government Money Market Fund	California Tax Exempt Money Market Fund
ASSETS:
Cost of securities (including repurchase agreements)	$1,274,764	$3,025,606	$828,544
Investments in securities at value	$1,033,364	$1,748,506	$828,544
Repurchase agreements at value	241,400	1,277,100	—
Cash	—	30	514
Income receivable	604	2,762	509
Prepaid expenses	26	51	17
Total Assets	1,275,394	3,028,449	829,584

LIABILITIES:
Payable for income distributions	35	12	5
Payable for investment securities purchased	—	—	2,032
Investment adviser fees payable	272	276	91
Shareholder servicing & distribution fees payable	48	28	7
Administrative fees payable	46	106	31
Trustees' fees payable	3	7	2
Accrued expenses	110	237	74
Total Liabilities	514	666	2,242
Net Assets	$1,274,880	$3,027,783	$827,342

NET ASSETS:
Paid-in Capital (unlimited authorization — $0.01 par value)	$1,274,842	$3,027,768	$827,340
Undistributed net investment income	38	20	—
Accumulated net realized gain (loss) on investments	—	(5)	2
Net Assets	$1,274,880	$3,027,783	$827,342

Institutional Class Shares ($Dollars):
Net Assets	$489,979,810	$81,049,942	$140,237,943
Total shares outstanding at end of year	490,037,554	81,050,954	140,239,615
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$1.00	$1.00	$1.00

Class N Shares ($Dollars):
Net Assets	$432,324,729	$2,598,035,285	$638,839,131
Total shares outstanding at end of year	432,368,465	2,598,020,090	638,840,395
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$1.00	$1.00	$1.00

Class S Shares ($Dollars):
Net Assets	$352,575,624	$348,697,827	$48,264,489
Total shares outstanding at end of year	352,529,601	348,696,907	48,260,755
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$1.00	$1.00	$1.00

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CNI CHARTER FUNDS  |  PAGE 78

statements of assets and liabilities (000)
September 30, 2010

	Corporate Bond Fund	Government Bond Fund	California Tax Exempt Bond Fund	High Yield Bond Fund
ASSETS:
Cost of securities (including repurchase agreements)	$100,834	$155,107	$41,424	$55,567
Investments in securities at value	$106,780	$157,000	$43,029	$56,504
Repurchase agreements at value	—	1,000	—	—
Cash	—	—	—	8
Receivable for investment securities sold	—	—	—	1,254
Income receivable	1,293	658	556	1,490
Receivable for capital shares sold	169	261	254	45
Prepaid expenses	2	3	1	1
Total Assets	108,244	158,922	43,840	59,302

LIABILITIES:
Payable for income distributions	194	88	54	217
Payable for capital shares redeemed	25	109	—	6
Payable for investment securities purchased	—	—	—	1,168
Investment adviser fees payable	35	46	5	30
Shareholder servicing & distribution fees payable	22	33	9	19
Administrative fees payable	4	6	2	2
Accrued expenses	9	13	4	5
Total Liabilities	289	295	74	1,447
Net Assets	$107,955	$158,627	$43,766	$57,855

NET ASSETS:
Paid-in Capital (unlimited authorization — $0.01 par value)	$102,528	$156,223	$41,975	$60,486
Accumulated net realized gain (loss) on investments	(519)	(489)	186	(3,568)
Net unrealized appreciation on investments	5,946	2,893	1,605	937
Net Assets	$107,955	$158,627	$43,766	$57,855

Institutional Class Shares ($Dollars):
Net Assets	$105,570,900	$155,375,929	$40,456,937	$33,845,003
Total shares outstanding at end of year	9,707,603	14,576,300	3,779,844	4,072,614
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$10.88	$10.66	$10.70	$8.31

Class N Shares ($Dollars):
Net Assets	$2,383,698	$3,251,015	$3,308,869	$24,009,930
Total shares outstanding at end of year	218,934	304,407	308,268	2,889,204
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$10.89	$10.68	$10.73	$8.31

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CNI CHARTER FUNDS  |  PAGE 79

statements of assets and liabilities (000)
September 30, 2010

	Large Cap Value Equity Fund	Large Cap Growth Equity Fund	RCB Small Cap Value Fund	Multi-Asset Fund
ASSETS:
Cost of securities (including affiliated investments and repurchase agreements)	$105,623	$35,955	$21,227	$30,646
Investments in securities at value	$104,805	$40,795	$23,460	$23,967
Affiliated investments at value	—	—	—	4,566
Repurchase agreements at value	—	—	1,107	4,500
Income receivable	148	27	62	66
Receivable for capital shares sold	75	24	4	248
Prepaid expenses	2	1	4	1
Total Assets	105,030	40,847	24,637	33,348

LIABILITIES:
Payable for income distributions	88	24	—	42
Payable for capital shares redeemed	37	—	—	—
Payable for investment securities purchased	—	199	—	—
Investment adviser fees payable	53	20	17	13
Shareholder servicing & distribution fees payable	24	10	6	11
Administrative fees payable	4	2	1	1
Accrued expenses	10	4	14	4
Total Liabilities	216	259	38	71
Net Assets	$104,814	$40,588	$24,599	$33,277

NET ASSETS:
Paid-in Capital (unlimited authorization — $0.01 par value)	$114,098	$40,762	$27,331	$34,833
Undistributed (distributions in excess of) net investment income	(2)	—	88	2
Accumulated net realized loss on investments	(8,464)	(5,014)	(6,160)	(3,945)
Net unrealized appreciation (depreciation) on investments	(818)	4,840	3,340	2,387
Net Assets	$104,814	$40,588	$24,599	$33,277

Institutional Class Shares ($Dollars):
Net Assets	$94,725,558	$31,317,217	$3,330,862	$11,258,055
Total shares outstanding at end of year	12,327,390	4,083,245	160,404	1,085,914
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$7.68	$7.67	$20.77	$10.37

Class N Shares ($Dollars):
Net Assets	$10,088,690	$9,271,148	$4,760,574	$22,019,443
Total shares outstanding at end of year	1,315,163	1,221,624	234,138	2,124,759
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$7.67	$7.59	$20.33	$10.36

Class R Shares ($Dollars):
Net Assets	$—	$—	$16,507,823	$—
Total shares outstanding at end of year	—	—	810,238	—
Net asset value and redemption price per share
(net assets ÷ shares outstanding)	$—	$—	$20.37	$—
Maximum offering price per share
(net asset value ÷ 96.50%)	$—	$—	$21.11	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CNI CHARTER FUNDS  |  PAGE 80

statements of assets and liabilities (000)
September 30, 2010

	Limited Maturity Fixed Income Fund	Full Maturity Fixed Income Fund	Diversified Equity Fund	Socially Responsible Equity Fund
ASSETS:
Cost of securities	$39,104	$47,871	$62,044	$59,328
Investments in securities at value	$40,214	$50,403	$66,202	$62,143
Cash	—	—	—	9
Dividend and interest receivable	324	414	41	79
Receivable for investment securities sold	—	182	521	—
Receivable for capital shares sold	2,067	39	1	53
Prepaid expenses	1	1	1	1
Total Assets	42,606	51,039	66,766	62,285

LIABILITIES:
Payable for income distributions	16	18	—	—
Payable for capital shares redeemed	4	1	2,506	47
Payable for investment securities purchased	—	1,394	767	—
Investment adviser fees payable	17	20	40	37
Distribution fees payable	4	2	1	1
Administrative fees payable	2	2	3	2
Shareholder Servicing Fees Payable	—	—	1	—
Payable to custodian	—	5	—	—
Other payables	—	1	—	—
Accrued expenses	22	22	29	28
Total Liabilities	65	1,465	3,347	115
Net Assets	$42,541	$49,574	$63,419	$62,170

NET ASSETS:
Paid-in Capital (unlimited authorization — $0.01 par value)	$44,246	$46,892	$83,964	$69,997
Undistributed (distribution in excess of) net investment income	(1)	1	(1)	1
Accumulated net realized gain (loss) on investments	(2,814)	149	(24,702)	(10,643)
Net unrealized appreciation on investments	1,110	2,532	4,158	2,815
Net Assets	$42,541	$49,574	$63,419	$62,170

Institutional Class Shares ($Dollars):
Net Assets	$33,278,758	$45,755,575	$56,809,170	$59,746,418
Total shares outstanding at end of year	2,968,366	4,192,898	4,780,284	6,783,334
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$11.21	$10.91	$11.88	$8.81

Class N Shares ($Dollars):
Net Assets	$9,262,379	$3,818,385	$6,609,760	$2,424,030
Total shares outstanding at end of year	825,642	350,154	554,680	275,628
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$11.22	$10.90	$11.92	$8.79
Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CNI CHARTER FUNDS  |  PAGE 81

statements of operations
For the year ended September 30, 2010

	Prime Money Market Fund (000)	Government Money Market Fund (000)	California Tax Exempt Money Market Fund (000)
INCOME:
Interest Income	$4,524	$6,023	$2,142
Dividend Income	2	—	—
Total Investment Income	4,526	6,023	2,142

EXPENSES:
Investment Advisory Fee	3,471	7,448	2,512
Shareholder Servicing Fees — Institutional Class	1,274	236	398
Shareholder Servicing Fees — Class N (1)	4,002	18,566	5,370
Shareholder Servicing Fees — Class S (1)	2,589	2,211	412
Administration Fee	699	1,441	468
Transfer Agent Fees	127	263	85
Trustee Fees	75	155	50
Professional Fees	221	471	151
Custody Fees	62	138	44
Printing Fees	57	151	43
Registration Fees	51	96	31
Insurance and Other Expenses	151	309	100
Total Expenses	12,779	31,485	9,664
Less, Waivers of:
Investment Advisory Fees	(1,372)	(5,102)	(1,560)
Shareholder Servicing Fees — Institutional Class	(1,258)	(236)	(398)
Shareholder Servicing Fees — Class N (1)	(3,774)	(18,200)	(5,260)
Shareholder Servicing Fees — Class S (1)	(2,372)	(2,124)	(395)
Administration Fees	(105)	(216)	(70)
Transfer Agent Fees	(127)	(263)	(85)
Net Expenses	3,771	5,344	1,896

Net Investment Income	755	679	246
Net Realized Gain (Loss) From Securities Transactions	—	(5)	10
Net Increase in Net Assets Resulting from Operations	$755	$674	$256

(1)	Includes class specific distribution expenses.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CNI CHARTER FUNDS  |  PAGE 82

statements of operations
For the year ended September 30, 2010

	Corporate Bond Fund (000)	Government Bond Fund (000)	California Tax Exempt Bond Fund (000)	High Yield Bond Fund (000)
INCOME:
Interest Income	$4,048	$3,522	$1,445	$4,573
Dividend Income	2	1	1	2
Total Investment Income	4,050	3,523	1,446	4,575

EXPENSES:
Investment Advisory Fee	399	602	111	345
Shareholder Servicing Fees — Institutional Class	245	341	97	60
Shareholder Servicing Fees — Class N (1)	8	17	11	121
Administration Fee	50	71	21	23
Transfer Agent Fees	9	13	4	4
Trustee Fees	5	7	2	2
Professional Fees	16	23	6	8
Printing Fees	5	8	2	3
Custody Fees	5	7	2	2
Registration Fees	3	3	1	1
Insurance and Other Expenses	9	11	4	4
Total Expenses	754	1,103	261	573
Recovery of Investment Advisory Fees Previously Waived (2)	2	—	—	—
Less, Waivers of:
Investment Advisory Fees	(1)	(101)	(46)	(43)
Transfer Agent Fees	(9)	(13)	(4)	(4)
Net Expenses	746	989	211	526

Net Investment Income	3,304	2,534	1,235	4,049
Net Realized Gain From Securities Transactions	699	654	373	989
Net Change in Unrealized Appreciation on Investments	2,293	1,657	173	2,994
Net Increase in Net Assets Resulting From Operations	$6,296	$4,845	$1,781	$8,032

(1)	Includes class specific distribution expenses.

(2)	See Note 4 for Advisory Fees recovered.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CNI CHARTER FUNDS  |  PAGE 83

statements of operations
For the year ended September 30, 2010

	Large Cap Value Equity Fund (000)	Large Cap Growth Equity Fund (000)	RCB Small Cap Value Fund (000)	Multi-Asset Fund (000)
INCOME:
Dividend Income	$2,201	$546	$375	$632
Interest Income	—	—	1	13
Income from Affiliated Investments	—	—	—	159
Less: Foreign Taxes Withheld	(1)	—	—	—
Total Investment Income	2,200	546	376	804

EXPENSES:
Investment Advisory Fee	607	235	205	144
Shareholder Servicing Fees — Institutional Class	220	67	7	23
Shareholder Servicing Fees — Class N (1)	49	47	23	97
Shareholder Servicing Fees — Class R (1)	—	—	84	—
Administration Fee	49	18	12	15
Transfer Agent Fees	9	3	48	3
Trustee Fees	5	2	1	2
Professional Fees	15	5	4	5
Printing Fees	5	2	1	1
Custody Fees	5	2	1	1
Registration Fees	3	1	1	1
Insurance and Other Expenses	9	3	4	3
Total Expenses	976	385	391	295
Less, Waiver/Reimbursement of:
Shareholder Servicing Fees — Class R (1)	—	—	(66)	—
Transfer Agent Fees	(9)	(3)	(2)	(3)
Net Expenses	967	382	323	292

Net Investment Income	1,233	164	53	512
Net Realized Gain (Loss) From Securities Transactions	2,188	(1,035)	3,169	266
Net Realized Gain From Affiliated Investments	—	—	—	24
Net Change in Unrealized Appreciation (Depreciation) on Investments	2,901	4,167	(503)	1,144
Net Change in Unrealized Appreciation on Affiliated Investments	—	—	—	86
Net Increase in Net Assets Resulting From Operations	$6,322	$3,296	$2,719	$2,032

(1)	Includes class specific distribution expenses.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CNI CHARTER FUNDS  |  PAGE 84

statements of operations
For the year ended September 30, 2010

	Limited Maturity Fixed Income Fund (000)	Full Maturity Fixed Income Fund (000)	Diversified Equity Fund (000)	Socially Responsible Equity Fund (000)
INCOME:
Interest Income	$1,152	$1,827	$—	$—
Dividend Income	—	1	915	1,163
Less: Foreign Taxes Withheld	—	—	(6)	(19)
Total Investment Income	1,152	1,828	909	1,144

EXPENSES:
Investment Advisory Fee	227	223	471	437
Shareholder Servicing Fees — Class N	15	5	16	4
Distribution Expense — Class N	15	5	16	4
Transfer Agent Fees	44	42	59	55
Administration Fee	23	23	32	29
Trustee Fees	2	2	3	3
Printing Fees	8	9	8	11
Professional Fees	7	7	9	9
Custody Fees	5	4	6	6
Registration Fees	1	1	2	1
Insurance and Other Expenses	6	5	8	7
Total Expenses	353	326	630	566
Recovery of Investment Advisory Fees Previously Waived (1)	12	—	—	—
Less, Waiver of:
Shareholder Servicing Fees — Class N	(15)	(5)	(6)	(4)
Distribution Expenses — Class N	—	—	(10)	—
Transfer Agent Fees	(4)	(4)	(6)	(5)
Net Expenses	346	317	608	557

Net Investment Income	806	1,511	301	587
Net Realized Gain (Loss) From Securities Transactions	216	189	1,377	(1,862)
Net Change in Unrealized Appreciation on Investments	317	2,017	1,658	5,910
Net Increase in Net Assets Resulting from Operations	$1,339	$3,717	$3,336	$4,635

(1)	See Note 4 for Advisory Fees recovered.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CNI CHARTER FUNDS  |  PAGE 85

statements of changes in net assets
For the years ended September 30

	Prime Money Market Fund (000)		Government Money Market Fund (000)
	2010	2009	2010	2009
OPERATIONS:
Net Investment Income	$755	$7,504	$679	$6,637
Net Realized Gain (Loss) from Security Transactions	—	117	(5)	4
Net Change in Unrealized Appreciation on Investments	—	—	—	—
Net Increase in Net Assets Resulting from Operations	755	7,621	674	6,641

DIVIDENDS AND DISTRIBUTIONS FROM:
Net Investment Income:
Institutional Class	(430)	(2,739)	(38)	(356)
Class N	(240)	(3,352)	(613)	(5,784)
Class S	(85)	(1,412)	(29)	(495)
Realized Capital Gains:
Institutional Class	(58)	—	—	—
Class N	(68)	—	—	—
Class S	(40)	—	—	—
Total Dividends and Distributions	(921)	(7,503)	(680)	(6,635)

CAPITAL SHARE TRANSACTIONS: (1)
Institutional Class:
Shares Issued	1,322,472	1,288,265	618,772	655,511
Shares Issued in Lieu of Dividends and Distributions	83	442	1	8
Shares Redeemed	(1,375,843)	(1,278,342)	(661,586)	(632,330)
Increase (Decrease) in Net Assets from Institutional Class Share Transactions	(53,288)	10,365	(42,813)	23,189

Class N:
Shares Issued	1,396,173	2,117,635	4,589,006	4,478,647
Shares Issued in Lieu of Dividends and Distributions	195	1,555	504	4,161
Shares Redeemed	(1,620,744)	(2,586,377)	(4,540,616)	(4,940,602)
Increase (Decrease) in Net Assets from Class N Share Transactions	(224,376)	(467,187)	48,894	(457,794)

Class S:
Shares Issued	1,102,036	1,140,178	990,276	659,453
Shares Issued in Lieu of Dividends and Distributions	—	—	—	—
Shares Redeemed	(1,122,183)	(1,401,263)	(940,420)	(769,358)
Increase (Decrease) in Net Assets from Class S Share Transactions	(20,147)	(261,085)	49,856	(109,905)

Net Increase (Decrease) in Net Assets from Share Transactions	(297,811)	(717,907)	55,937	(544,510)
Total Increase (Decrease) in Net Assets	(297,977)	(717,789)	55,931	(544,504)

NET ASSETS:
Beginning of Year	1,572,857	2,290,646	2,971,852	3,516,356
End of Year	$1,274,880	$1,572,857	$3,027,783	$2,971,852
Undistributed (Distribution in Excess of) Net Investment Income	$38	$87	$20	$17

(1)	See Note 8 for shares issued and redeemed.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CNI CHARTER FUNDS  |  PAGE 86

California Tax Exempt Money Market Fund (000)		Corporate Bond Fund (000)		Government Bond Fund (000)		California Tax Exempt Bond Fund (000)
2010	2009	2010	2009	2010	2009	2010	2009

$246	$2,951	$3,304	$2,952	$2,534	$2,406	$1,235	$1,151
10	—	699	(674)	654	453	373	(93)
—	—	2,293	6,838	1,657	805	173	1,914
256	2,951	6,296	9,116	4,845	3,664	1,781	2,972

(62)	(612)	(3,259)	(2,926)	(3,484)	(2,343)	(1,175)	(1,110)
(179)	(2,109)	(48)	(26)	(80)	(92)	(60)	(41)
(5)	(232)	—	—	—	—	—	—

(1)	—	—	—	—	—	—	—
(7)	—	—	—	—	—	—	—
(1)	—	—	—	—	—	—	—
(255)	(2,953)	(3,307)	(2,952)	(3,564)	(2,435)	(1,235)	(1,151)

1,024,504	1,126,167	35,743	27,853	118,193	22,819	12,067	12,423
—	—	892	676	2,306	677	500	403
(1,025,845)	(1,142,015)	(22,899)	(15,448)	(38,343)	(18,805)	(11,199)	(10,248)
(1,341)	(15,848)	13,736	13,081	82,156	4,691	1,368	2,578

1,197,782	1,708,583	2,426	488	1,787	1,066	2,974	1,359
178	1,814	19	13	33	39	29	12
(1,263,962)	(1,886,349)	(1,107)	(171)	(1,705)	(808)	(1,634)	(598)
(66,002)	(175,952)	1,338	330	115	297	1,369	773

145,553	354,327	—	—	—	—	—	—
—	—	—	—	—	—	—	—
(171,684)	(421,688)	—	—	—	—	—	—
(26,131)	(67,361)	—	—	—	—	—	—

(93,474)	(259,161)	15,074	13,411	82,271	4,988	2,737	3,351
(93,473)	(259,163)	18,063	19,575	83,552	6,217	3,283	5,172

920,815	1,179,978	89,892	70,317	75,075	68,858	40,483	35,311
$827,342	$920,815	$107,955	$89,892	$158,627	$75,075	$43,766	$40,483
$—	$—	$—	$—	$—	$—	$—	$—

See accompanying notes to financial statements.

CNI CHARTER FUNDS  |  PAGE 87

statements of changes in net assets
For the years ended September 30

	High Yield Bond Fund (000)		Large Cap Value Equity Fund (000)
	2010	2009	2010	2009
OPERATIONS:
Net Investment Income	$4,049	$2,698	$1,233	$1,621
Net Realized Gain (Loss) from Security Transactions	989	(3,203)	2,188	(8,654)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Affiliated Investments	2,994	4,440	2,901	(2,607)
Net Increase (Decrease) in Net Assets Resulting from Operations	8,032	3,935	6,322	(9,640)

DIVIDENDS AND DISTRIBUTIONS FROM:
Net Investment Income:
Institutional Class	(2,138)	(1,246)	(1,133)	(1,358)
Class N	(1,911)	(1,509)	(101)	(137)
Class R	—	—	—	—
Total Dividends and Distributions	(4,049)	(2,755)	(1,234)	(1,495)

CAPITAL SHARE TRANSACTIONS: (1)
Institutional Class:
Shares Issued	23,442	2,072	22,677	20,103
Shares Issued in Lieu of Dividends and Distributions	1,010	834	812	950
Shares Redeemed	(8,902)	(999)	(14,669)	(18,562)
Increase (Decrease) in Net Assets from Institutional Class Share Transactions	15,550	1,907	8,820	2,491

Class N:
Shares Issued	4,077	2,628	1,648	538
Shares Issued in Lieu of Dividends and Distributions	1,233	1,002	67	93
Shares Redeemed	(2,980)	(2,172)	(1,077)	(1,792)
Increase (Decrease) in Net Assets from Class N Share Transactions	2,330	1,458	638	(1,161)

Class R:
Shares Issued	—	—	—	—
Shares Issued in Lieu of Dividends and Distributions	—	—	—	—
Shares Redeemed	—	—	—	—
Decrease in Net Assets from Class R Share Transactions	—	—	—	—

Net Increase (Decrease) in Net Assets from Share Transactions	17,880	3,365	9,458	1,330
Total Increase (Decrease) in Net Assets	21,863	4,545	14,546	(9,805)

NET ASSETS:
Beginning of Year	35,992	31,447	90,268	100,073
End of Year	$57,855	$35,992	$104,814	$90,268
Undistributed (Distribution in Excess of) Net Investment Income	$—	$—	$(2)	$(1)

(1)	See Note 8 for shares issued and redeemed.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CNI CHARTER FUNDS  |  PAGE 88

Large Cap Growth Equity Fund (000)		RCB Small Cap Value Fund (000)		Multi-Asset Fund (000)
2010	2009	2010	2009	2010	2009

$164	$212	$53	$(4)	$512	$375
(1,035)	(1,908)	3,169	(8,609)	290	(3,856)
4,167	(113)	(503)	10,677	1,230	3,982
3,296	(1,809)	2,719	2,064	2,032	501

(139)	(182)	—	(29)	(187)	(149)
(25)	(40)	—	(69)	(334)	(226)
—	—	(14)	(341)	—	—
(164)	(222)	(14)	(439)	(521)	(375)

8,758	6,861	1,236	750	5,018	4,298
48	56	—	29	152	90
(7,928)	(8,638)	(491)	(537)	(2,817)	(6,506)
878	(1,721)	745	242	2,353	(2,118)

710	554	369	17	7,196	3,250
15	25	—	50	180	107
(1,317)	(2,072)	(346)	(403)	(3,223)	(3,554)
(592)	(1,493)	23	(336)	4,153	(197)

—	—	704	961	—	—
—	—	14	325	—	—
—	—	(2,890)	(4,706)	—	—
—	—	(2,172)	(3,420)	—	—

286	(3,214)	(1,404)	(3,514)	6,506	(2,315)
3,418	(5,245)	1,301	(1,889)	8,017	(2,189)

37,170	42,415	23,298	25,187	25,260	27,449
$40,588	$37,170	$24,599	$23,298	$33,277	$25,260
$—	$—	$88	$15	$2	$11

See accompanying notes to financial statements.

CNI CHARTER FUNDS  |  PAGE 89

statements of changes in net assets
For the years ended September 30

	Limited Maturity Fixed Income Fund (000)		Full Maturity Fixed Income Fund (000)
	2010	2009	2010	2009
OPERATIONS:
Net Investment Income	$806	$1,021	$1,511	$1,661
Net Realized Gain (Loss) from Security Transactions	216	(559)	189	725
Net Change in Unrealized Appreciation on Investments	317	2,569	2,017	1,503
Increase (Decrease) in Net Assets Resulting from Operations	1,339	3,031	3,717	3,889

DIVIDENDS AND DISTRIBUTIONS FROM:
Net Investment Income:
Institutional Class	(751)	(1,022)	(1,464)	(1,627)
Class N	(97)	(23)	(71)	(30)
Realized Capital Gains:
Institutional Class	—	—	(195)	—
Class N	—	—	(9)	—
Return of Capital:
Institutional Class	—	—	—	—
Class N	—	—	—	—
Total Dividends and Distributions	(848)	(1,045)	(1,739)	(1,657)

CAPITAL SHARE TRANSACTIONS: (1)
Institutional Class:
Shares Issued	26,702	2,957	4,362 (2)	713
Shares Issued in Lieu of Dividends and Distributions	535	690	1,366	1,272
Shares Redeemed	(31,618)	(61,014)	(1,339)	(7,255)
Increase (Decrease) in Net Assets from Institutional Class Share Transactions	(4,381)	(57,367)	4,389	(5,270)

Class N:
Shares Issued	10,788	1,117	3,308	594
Shares Issued in Lieu of Dividends and Distributions	97	23	89	23
Shares Redeemed	(3,180)	(146)	(771)	(264)
Increase (Decrease) in Net Assets from Class N Share Transactions	7,705	994	2,626	353

Net Increase (Decrease) in Net Assets from Share Transactions	3,324	(56,373)	7,015	(4,917)
Total Increase (Decrease) in Net Assets	3,815	(54,387)	8,993	(2,685)

NET ASSETS:
Beginning of Year	38,726	93,113	40,581	43,266
End of Year	$42,541	$38,726	$49,574	$40,581
Undistributed (Distribution in Excess of) Net Investment Income	$(1)	$(1)	$1	$(1)

(1)	See Note 8 for shares issued and redeemed.

(2)	Includes subscriptions as a result of an in-kind transfer of securities (see Note 9).

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CNI CHARTER FUNDS  |  PAGE 90

Diversified Equity Fund (000)		Socially Responsible Equity Fund (000)
2010	2009	2010	2009

$301	$743	$587	$742
1,377	(17,983)	(1,862)	(7,553)
1,658	11,578	5,910	1,221
3,336	(5,662)	4,635	(5,590)

(287)	(718)	(575)	(782)
(17)	(46)	(14)	(14)

—	—	—	—
—	—	—	—

(2)	(5)	—	—
—	—	—	—
(306)	(769)	(589)	(796)

8,841 (2)	8,974	11,228	10,490
250	649	575	782
(5,387)	(28,487)	(8,409)	(5,813)
3,704	(18,864)	3,394	5,459

1,605	284	1,491	679
17	45	14	14
(922)	(1,148)	(282)	(400)
700	(819)	1,223	293

4,404	(19,683)	4,617	5,752
7,434	(26,114)	8,663	(634)

55,985	82,099	53,507	54,141
$63,419	$55,985	$62,170	$53,507
$(1)	$—	$1	$3

See accompanying notes to financial statements.

CNI CHARTER FUNDS  |  PAGE 91

financial highlights
For a Share Outstanding Throughout Each Period For the year/period ended September 30,

	Net Asset Value Beginning of Period	Net Investment Income		Dividends from Net Investment Income	Net Asset Value End of Period	Total Return‡	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets(1)(2)	Ratio of Net Investment Income to Average Net Assets(1)	Ratio of Expenses to Average Net Assets (Excluding Waivers & Recovered Fees)(1)
Prime Money Market Fund
Institutional Class (commenced operations on March 23, 1998)
2010	$1.00	$0.001		$(0.001)*	$1.00	0.09%	$489,980	0.24%	0.08%	0.60%
2009	1.00	0.005		(0.005)	1.00	0.46	543,326	0.44	0.46	0.65
2008	1.00	0.030		(0.030)	1.00	3.01	532,931	0.58	2.90	0.58
2007	1.00	0.047		(0.047)	1.00	4.85	438,639	0.59	4.74	0.60
2006	1.00	0.041		(0.041)	1.00	4.17	388,171	0.59	4.12	0.60
Class N (commenced operations on October 18, 1999)
2010	$1.00	$0.000	^	$(0.000)*^	$1.00	0.06%	$432,235	0.28%	0.04%	1.10%
2009	1.00	0.003		(0.003)	1.00	0.33	656,769	0.61	0.39	1.15
2008	1.00	0.027		(0.027)	1.00	2.78	1,123,900	0.80	2.65	1.08
2007	1.00	0.045		(0.045)	1.00	4.62	870,537	0.81	4.52	1.10
2006	1.00	0.039		(0.039)	1.00	3.94	640,366	0.81	3.95	1.10
Class S (commenced operations on October 26, 1999)
2010	$1.00	$0.000	^	$(0.000)*^	$1.00	0.04%	$352,575	0.30%	0.02%	1.10%
2009	1.00	0.002		(0.002)	1.00	0.23	372,762	0.73	0.28	1.15
2008	1.00	0.025		(0.025)	1.00	2.57	633,815	1.00	2.54	1.08
2007	1.00	0.043		(0.043)	1.00	4.41	620,195	1.01	4.32	1.10
2006	1.00	0.037		(0.037)	1.00	3.73	324,353	1.01	3.74	1.10
Government Money Market Fund
Institutional Class (commenced operations on April 3, 2000)
2010	$1.00	$0.000	^	$(0.000)^	$1.00	0.04%	$81,050	0.17%	0.04%	0.62%
2009	1.00	0.003		(0.003)	1.00	0.27	123,863	0.36	0.26	0.65
2008	1.00	0.027		(0.027)	1.00	2.72	100,674	0.59	2.62	0.59
2007	1.00	0.047		(0.047)	1.00	4.77	47,858	0.60	4.67	0.61
2006	1.00	0.040		(0.040)	1.00	4.08	52,782	0.60	4.11	0.61
Class N (commenced operations on June 21, 1999)
2010	$1.00	$0.000	^	$(0.000)^	$1.00	0.02%	$2,598,035	0.19%	0.02%	1.12%
2009	1.00	0.002		(0.002)	1.00	0.19	2,549,147	0.47	0.21	1.13
2008	1.00	0.025		(0.025)	1.00	2.49	3,006,935	0.81	2.40	1.09
2007	1.00	0.044		(0.044)	1.00	4.54	2,291,138	0.82	4.45	1.11
2006	1.00	0.038		(0.038)	1.00	3.86	1,940,602	0.82	3.78	1.11
Class S (commenced operations on October 6, 1999)
2010	$1.00	$0.000	^	$(0.000)^	$1.00	0.01%	$348,698	0.20%	0.01%	1.12%
2009	1.00	0.001		(0.001)	1.00	0.12	298,842	0.54	0.13	1.13
2008	1.00	0.023		(0.023)	1.00	2.29	408,747	1.02	2.23	1.09
2007	1.00	0.042		(0.042)	1.00	4.33	321,061	1.02	4.24	1.11
2006	1.00	0.036		(0.036)	1.00	3.65	232,083	1.02	3.60	1.11
California Tax Exempt Money Market Fund
Institutional Class (commenced operations on April 3, 2000)
2010	$1.00	$0.000	^	$(0.000)*^	$1.00	0.04%	$140,238	0.19%	0.04%	0.63%
2009	1.00	0.003		(0.003)	1.00	0.33	141,579	0.30	0.31	0.65
2008	1.00	0.018		(0.018)	1.00	1.80	157,427	0.55	1.69	0.61
2007	1.00	0.030		(0.030)	1.00	3.01	89,237	0.55	2.97	0.62
2006	1.00	0.026		(0.026)	1.00	2.62	85,014	0.55	2.60	0.62
Class N (commenced operations on June 21, 1999)
2010	$1.00	$0.000	^	$(0.000)*^	$1.00	0.03%	$638,839	0.20%	0.02%	1.12%
2009	1.00	0.002		(0.002)	1.00	0.23	704,840	0.41	0.25	1.16
2008	1.00	0.016		(0.016)	1.00	1.57	880,794	0.78	1.47	1.11
2007	1.00	0.027		(0.027)	1.00	2.78	695,318	0.78	2.73	1.12
2006	1.00	0.024		(0.024)	1.00	2.39	631,478	0.78	2.36	1.12
Class S (commenced operations on November 12, 1999)
2010	$1.00	$0.000	^	$(0.000)*^	$1.00	0.01%	$48,265	0.22%	0.01%	1.12%
2009	1.00	0.002		(0.002)	1.00	0.17	74,396	0.54	0.26	1.16
2008	1.00	0.014		(0.014)	1.00	1.37	141,757	0.98	1.40	1.11
2007	1.00	0.025		(0.025)	1.00	2.57	178,918	0.98	2.55	1.12
2006	1.00	0.022		(0.022)	1.00	2.18	107,131	0.98	2.17	1.12

‡
Returns are for the period indicated and have not been annualized. Fee waivers are in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

^	Amount represents less than $0.001.

*	Includes a realized capital gain distribution of less than $0.001.

(1)	Annualized for periods less than one year.

(2)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.

See accompanying notes to financial statements.

CNI CHARTER FUNDS  |  PAGE 92

	Net Asset Value Beginning of Period	Net Investment Income†	Net Realized and Unrealized Gains (Losses) on Securities†	Dividends from Net Investment Income	Distri- butions from Realized Capital Gains	Net Asset Value End of Period	Total Return‡	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets(1)(2)	Ratio of Net Investment Income to Average Net Assets(1)	Ratio of Expenses to Average Net Assets (Excluding Waivers & Recovered Fees)(1)	Portfolio Turnover Rate
Corporate Bond Fund
Institutional Class (commenced operations on January 14, 2000)
2010	$10.56	$0.35	$0.32	$(0.35)	$—	$10.88	6.50%	$105,571	0.74%	3.32%	0.75%	28%
2009	9.76	0.39	0.80	(0.39)	—	10.56	12.48	88,897	0.74	3.88	0.75	30
2008	10.18	0.43	(0.41)	(0.44)	—	9.76	0.04	69,709	0.73	4.25	0.74	12
2007	10.17	0.45	—	(0.44)	—	10.18	4.57	62,210	0.74	4.39	0.75	30
2006	10.27	0.42	(0.10)	(0.42)	—	10.17	3.19	55,290	0.75	4.14	0.75	25
Class N (commenced operations on April 13, 2000)
2010	$10.57	$0.33	$0.32	$(0.33)	$—	$10.89	6.23%	$2,384	0.99%	3.05%	1.00%	28%
2009	9.77	0.36	0.81	(0.37)	—	10.57	12.19	995	0.99	3.59	1.00	30
2008	10.18	0.41	(0.41)	(0.41)	—	9.77	(0.11)	608	0.98	4.02	0.99	12
2007	10.17	0.42	0.01	(0.42)	—	10.18	4.30	1,043	0.99	4.13	1.00	30
2006	10.27	0.39	(0.10)	(0.39)	—	10.17	2.93	1,332	1.00	3.88	1.00	25
Government Bond Fund
Institutional Class (commenced operations on January 14, 2000)
2010	$10.58	$0.19	$0.16	$(0.27)	$—	$10.66	3.37%	$155,376	0.70%	1.81%	0.78%	93%
2009	10.40	0.35	0.18	(0.35)	—	10.58	5.18	71,966	0.70	3.29	0.77	85
2008	10.33	0.42	0.08	(0.43)	—	10.40	4.87	66,097	0.70	4.05	0.77	36
2007	10.28	0.46	0.05	(0.46)	—	10.33	5.04	52,606	0.70	4.50	0.77	83
2006	10.40	0.41	(0.12)	(0.41)	—	10.28	2.89	35,671	0.70	4.04	0.78	62
Class N (commenced operations on April 13, 2000)
2010	$10.60	$0.16	$0.16	$(0.24)	$—	$10.68	3.10%	$3,251	0.95%	1.57%	1.03%	93%
2009	10.42	0.32	0.18	(0.32)	—	10.60	4.91	3,109	0.95	3.04	1.02	85
2008	10.35	0.40	0.07	(0.40)	—	10.42	4.59	2,761	0.95	3.80	1.02	36
2007	10.30	0.44	0.04	(0.43)	—	10.35	4.77	2,632	0.95	4.25	1.02	83
2006	10.42	0.39	(0.12)	(0.39)	—	10.30	2.63	1,782	0.95	3.81	1.03	62
California Tax Exempt Bond Fund
Institutional Class (commenced operations on January 14, 2000)
2010	$10.57	$0.32	$0.13	$(0.32)	$—	$10.70	4.34%	$40,457	0.50%	3.03%	0.62%	28%
2009	10.06	0.33	0.51	(0.33)	—	10.57	8.45	38,581	0.50	3.18	0.61	50
2008	10.24	0.32	(0.18)	(0.32)	—	10.06	1.38	34,262	0.50	3.13	0.61	55
2007	10.25	0.31	(0.01)	(0.31)	—	10.24	2.98	33,802	0.50	3.04	0.62	43
2006	10.26	0.29	0.03	(0.29)	(0.04)	10.25	3.18	26,074	0.50	2.85	0.62	43
Class N (commenced operations on April 13, 2000)
2010	$10.60	$0.29	$0.13	$(0.29)	$—	$10.73	4.06%	$3,309	0.75%	2.75%	0.87%	28%
2009	10.09	0.30	0.51	(0.30)	—	10.60	8.15	1,902	0.75	2.92	0.87	50
2008	10.27	0.30	(0.18)	(0.30)	—	10.09	1.12	1,049	0.75	2.87	0.86	55
2007	10.27	0.28	—	(0.28)	—	10.27	2.82	922	0.75	2.78	0.87	43
2006	10.29	0.26	0.02	(0.26)	(0.04)	10.27	2.81	1,134	0.75	2.59	0.87	43
High Yield Bond Fund
Institutional Class (commenced operations on January 14, 2000)
2010	$7.56	$0.72	$0.75	$(0.72)	$—	$8.31	20.17%	$33,845	1.00%	8.89%	1.10%	87%
2009	7.40	0.62	0.18	(0.64)	—	7.56	12.94	16,355	1.00	9.75	1.10	59
2008	8.91	0.64	(1.47)	(0.68)	—	7.40	(9.83)	13,926	1.00	7.72	1.09	20
2007	8.96	0.70	(0.06)	(0.69)	—	8.91	7.27	17,137	1.00	7.73	1.10	26
2006	9.04	0.68	(0.08)	(0.68)	—	8.96	6.90	20,887	1.00	7.58	1.10	23
Class N (commenced operations on January 14, 2000)
2010	$7.56	$0.70	$0.74	$(0.69)	$—	$8.31	19.81%	$24,010	1.30%	8.68%	1.40%	87%
2009	7.40	0.60	0.18	(0.62)	—	7.56	12.61	19,637	1.30	9.43	1.40	59
2008	8.91	0.62	(1.47)	(0.66)	—	7.40	(10.10)	17,521	1.30	7.43	1.39	20
2007	8.96	0.68	(0.07)	(0.66)	—	8.91	6.95	20,121	1.30	7.44	1.40	26
2006	9.04	0.65	(0.08)	(0.65)	—	8.96	6.58	20,045	1.30	7.28	1.40	23

†	Per share calculations are based on Average Shares outstanding throughout the period.

‡
Returns are for the period indicated and have not been annualized.  Fee waivers are in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1)	Annualized for periods less than one year.

(2)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CNI CHARTER FUNDS  |  PAGE 93

financial highlights
For a Share Outstanding Throughout Each Period For the year/period ended September 30,

	Net Asset Value Beginning of Period	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Securities†	Dividends from Net Investment Income	Distri-butions from Realized Capital Gains	Net Asset Value End of Period	Total Return‡	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets (1)(2)	Ratio of Net Investment Income (Loss) to Average Net Assets(1)	Ratio of Expenses to Average Net Assets (Excluding Waivers & Recovered Fees)(1)	Portfolio Turnover Rate
Large Cap Value Equity Fund
Institutional Class (commenced operations on January 14, 2000)
2010	$7.28	$0.10	$0.40	$(0.10)	$—	$7.68	6.85%	$94,725	0.96%	1.29%	0.97%	26%
2009	8.25	0.13	(0.98)	(0.12)	—	7.28	(10.03)	81,308	0.96	2.11	0.97	18
2008	11.21	0.16	(2.48)	(0.15)	(0.49)	8.25	(21.57)	88,361	0.95	1.64	0.96	36
2007	10.36	0.19	1.38	(0.19)	(0.53)	11.21	15.60	110,024	0.96	1.73	0.97	24
2006	9.54	0.13	1.21	(0.13)	(0.39)	10.36	14.50	92,946	0.96	1.36	0.97	31
Class N (commenced operations on April 13, 2000)
2010	$7.27	$0.08	$0.40	$(0.08)	$—	$7.67	6.59%	$10,089	1.21%	1.03%	1.22%	26%
2009	8.24	0.12	(0.98)	(0.11)	—	7.27	(10.27)	8,960	1.21	1.89	1.22	18
2008	11.19	0.13	(2.46)	(0.13)	(0.49)	8.24	(21.72)	11,712	1.20	1.38	1.21	36
2007	10.35	0.16	1.37	(0.16)	(0.53)	11.19	15.24	17,190	1.21	1.47	1.22	24
2006	9.53	0.11	1.20	(0.10)	(0.39)	10.35	14.24	13,104	1.21	1.13	1.22	31
Large Cap Growth Equity Fund
Institutional Class (commenced operations on January 14, 2000)
2010	$7.08	$0.04	$0.59	$(0.04)	$—	$7.67	8.89%	$31,317	0.99%	0.52%	1.00%	61%
2009	7.38	0.04	(0.30)	(0.04)	—	7.08	(3.36)	28,050	0.99	0.70	1.00	12
2008	8.86	0.03	(1.48)	(0.03)	—	7.38	(16.40)	31,074	0.98	0.35	0.99	26
2007	7.75	0.05	1.10	(0.04)	—	8.86	14.91	45,784	0.99	0.52	1.00	30
2006	7.43	0.02	0.32	(0.02)	—	7.75	4.59	35,842	0.99	0.27	1.00	34
Class N (commenced operations on March 28, 2000)
2010	$7.00	$0.02	$0.59	$(0.02)	$—	$7.59	8.72%	$9,271	1.24%	0.27%	1.25%	61%
2009	7.31	0.03	(0.31)	(0.03)	—	7.00	(3.77)	9,120	1.24	0.45	1.25	12
2008	8.77	0.01	(1.46)	(0.01)	—	7.31	(16.55)	11,341	1.23	0.11	1.24	26
2007	7.68	0.01	1.10	(0.02)	—	8.77	14.51	15,063	1.24	0.28	1.25	30
2006	7.35	—	0.33	— ^	—	7.68	4.55	10,363	1.24	0.03	1.25	34
RCB Small Cap Value Fund
Institutional Class (commenced operations on October 3, 2001)
2010	$18.46	$0.08	$2.23	$—	$—	$20.77	12.51%	$3,331	1.20%	0.40%	1.21%	48%
2009	16.42	(0.02)	2.35	(0.29)	—	18.46	15.20	2,317	1.19	(0.13)	1.20	62
2008	30.79	0.19	(9.57)	—	(4.99)	16.42	(35.01)	1,742	1.19	0.85	1.20	78
2007	28.25	0.02	3.00	(0.01)	(0.47)	30.79	10.65	9,062	1.19	0.08	1.20	57
2006	28.58	0.06	0.05	(0.07)	(0.37)	28.25	0.40	13,435	1.20	0.20	1.21	66
Class N (commenced operations on October 3, 2001)
2010	$18.12	$0.02	$2.19	$—	$—	$20.33	12.20%	$4,760	1.45%	0.12%	1.46%	48%
2009	16.14	(0.05)	2.30	(0.27)	—	18.12	14.91	4,226	1.44	(0.37)	1.45	62
2008	30.42	0.15	(9.44)	—	(4.99)	16.14	(35.16)	4,262	1.44	0.70	1.45	78
2007	27.98	(0.05)	2.96	—	(0.47)	30.42	10.37	9,753	1.44	(0.16)	1.45	57
2006	28.31	(0.01)	0.05	— ^	(0.37)	27.98	0.17	10,470	1.45	(0.04)	1.46	66
Class R (commenced operations on September 30, 1998)
2010	$18.15	$0.04	$2.20	$(0.02)	$—	$20.37	12.33%	$16,508	1.33%	0.23%	1.73%	48%
2009	16.15	0.01	2.31	(0.32)	—	18.15	15.50	16,755	0.97	0.08	1.55	62
2008	30.38	0.20	(9.44)	—	(4.99)	16.15	(35.02)	19,183	1.23	0.92	1.55	78
2007	27.93	(0.05)	2.97	—	(0.47)	30.38	10.43	40,944	1.44	(0.17)	1.45	57
2006	28.27	(0.01)	0.04	— ^	(0.37)	27.93	0.14	45,836	1.45	(0.04)	1.46	66
Multi-Asset Fund
Institutional Class (commenced operations on October 1, 2007)
2010	$9.87	$0.20	$0.50	$(0.20)	$—	$10.37	7.15%	$11,258	0.84%	1.96%	0.85%	76%
2009	9.70	0.15	0.18	(0.16)	—	9.87	3.54	8,423	0.83	1.71	0.84	94
2008	11.00	0.25	(1.32)	(0.23)	—	9.70	(9.84)	10,741	1.29	2.37	1.30	141
Class N (commenced operations on October 1, 2007)
2010	$9.86	$0.17	$0.50	$(0.17)	$—	$10.36	6.89%	$22,019	1.09%	1.69%	1.10%	76%
2009	9.69	0.13	0.18	(0.14)	—	9.86	3.29	16,837	1.09	1.46	1.10	94
2008	11.00	0.23	(1.33)	(0.21)	—	9.69	(10.12)	16,708	1.53	2.22	1.54	141

†	Per share calculations are based on Average Shares outstanding throughout the period.

‡
Returns are for the period indicated and have not been annualized. Fee waivers are in effect; if they had not been in effect, performance would have been lower. Total return figures do not include applicable sales loads. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

^	Amount represents less than $0.01 per share.

(1)	Annualized for periods less than one year.

(2)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CNI CHARTER FUNDS  |  PAGE 94

	Net Asset Value Beginning of Period	Net Investment Income†	Net Realized and Unrealized Gains (Losses) on Securities†	Dividends from Net Investment Income	Distri-butions from Realized Capital Gains	Net Asset Value End of Period	Total Return‡	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets(1)(2)	Ratio of Net Investment Income to Average Net Assets(1)	Ratio of Expenses to Average Net Assets (Excluding Waivers & Recovered Fees)(1)	Portfolio Turnover Rate
Limited Maturity Fixed Income Fund
Institutional Class (commenced operations on October 22,1988)
2010	$11.06	$0.20	$0.16	$(0.21)	$—	$11.21	3.28%	$33,279	0.73%	1.82%	0.71%	118%
2009	10.49	0.30	0.57	(0.30)	—	11.06	8.44	37,255	0.75	2.66	0.76	98
2008	10.59	0.37	(0.10)	(0.37)	—	10.49	2.54	92,681	0.76	3.44	0.67	79
2007	10.56	0.45	0.03	(0.45)	—	10.59	4.63	44,365	0.76	4.25	0.77	76
2006(3)	10.57	0.34	0.02	(0.37)	—	10.56	3.49	45,340	0.75	3.24	0.94	86
Class N (commenced operations on October 22, 2004)
2010	$11.07	$0.16	$0.17	$(0.18)	$—	$11.22	3.04%	$9,262	0.98%	1.48%	1.22%	118%
2009	10.51	0.27	0.57	(0.28)	—	11.07	8.07	1,471	1.00	2.29	1.24	98
2008	10.61	0.35	(0.10)	(0.35)	—	10.51	2.29	432	1.00	3.24	0.92	79
2007	10.57	0.42	0.04	(0.42)	—	10.61	4.47	310	1.00	3.99	1.02	76
2006(3)	10.58	0.30	0.03	(0.34)	—	10.57	3.17	358	1.00	2.88	1.18	86
Full Maturity Fixed Income Fund
Institutional Class (commenced operations on October 20, 1988)
2010	$10.46	$0.36	$0.50	$(0.36)	$(0.05)	$10.91	8.48%	$45,756	0.70%	3.40%	0.71%	63%
2009	9.90	0.40	0.56	(0.40)	—	10.46	9.95	39,495	0.75	3.97	0.75	56
2008	10.16	0.44	(0.26)	(0.44)	—	9.90	1.76	42,579	0.64	4.32	0.64	34
2007	10.16	0.45	—	(0.45)	—	10.16	4.48	42,096	0.79	4.48	0.73	55
2006(4)	10.35	0.43	(0.13)	(0.43)	(0.06)	10.16	3.03	30,398	0.80	4.20	0.87	91
Class N (commenced operations on May 11, 2004)
2010	$10.46	$0.33	$0.50	$(0.34)	$(0.05)	$10.90	8.12%	$3,818	0.95%	3.08%	1.21%	63%
2009	9.89	0.39	0.56	(0.38)	—	10.46	9.79	1,086	1.00	3.70	1.26	56
2008	10.16	0.42	(0.27)	(0.42)	—	9.89	1.42	687	0.89	4.02	0.89	34
2007	10.16	0.42	—	(0.42)	—	10.16	4.23	235	1.04	4.23	0.99	55
2006(4)	10.36	0.40	(0.13)	(0.41)	(0.06)	10.16	2.67	145	1.05	3.95	1.12	91
Diversified Equity Fund
Institutional Class (commenced operations on October 20, 1988)
2010	$11.19	$0.06	$0.69	$(0.06)*	$—	$11.88	6.69%	$56,809	0.94%	0.51%	0.95%	105%
2009	12.19	0.11	(1.00)	(0.11)**	—	11.19	(7.08)	50,425	0.98	1.15	0.99	93
2008	18.48	0.14	(3.84)	(0.14)	(2.45)	12.19	(22.73)	74,997	0.97	0.98	0.94	143
2007	18.17	0.18	1.89	(0.18)	(1.58)	18.48	11.93	102,232	0.99	0.98	1.02	116
2006(5)	17.42	0.15	1.55	(0.15)	(0.80)	18.17	10.16	94,653	1.01	0.87	1.09	99
Class N (commenced operations on December 30, 2002)
2010	$11.22	$0.03	$0.70	$(0.03)	$—	$11.92	6.50%	$6,610	1.19%	0.26%	1.45%	105%
2009	12.22	0.09	(1.00)	(0.09)	—	11.22	(7.30)	5,560	1.23	0.91	1.49	93
2008	18.52	0.11	(3.85)	(0.11)	(2.45)	12.22	(22.93)	7,102	1.22	0.74	1.19	143
2007	18.21	0.13	1.89	(0.13)	(1.58)	18.52	11.62	10,400	1.27	0.73	1.24	116
2006(5)	17.46	0.11	1.55	(0.11)	(0.80)	18.21	9.87	11,122	1.26	0.62	1.34	99
Socially Responsible Equity Fund
Institutional Class (commenced operations on January 3, 2005)
2010	$8.20	$0.09	$0.61	$(0.09)*	$—	$8.81	8.51%	$59,746	0.95%	1.01%	0.96%	36%
2009	9.51	0.12	(1.30)	(0.13)	—	8.20	(12.11)	52,406	0.97	1.74	0.98	48
2008	12.12	0.16	(2.04)	(0.15)	(0.58)	9.51	(16.24)	53,256	0.99	1.51	0.90	41
2007	10.91	0.14	1.36	(0.14)	(0.15)	12.12	13.89	56,490	0.94	1.19	1.00	29
2006(6)	10.28	0.12	0.67	(0.11)	(0.05)	10.91	7.69	45,003	1.04	1.10	1.12	29
Class N (commenced operations on August 12, 2005)
2010	$8.19	$0.07	$0.60	$(0.07)	$—	$8.79	8.15%	$2,424	1.20%	0.81%	1.46%	36%
2009	9.50	0.11	(1.31)	(0.11)	—	8.19	(12.34)	1,101	1.22	1.49	1.48	48
2008	12.11	0.14	(2.05)	(0.12)	(0.58)	9.50	(16.46)	885	1.24	1.26	1.15	41
2007	10.90	0.12	1.36	(0.11)	(0.16)	12.11	13.64	741	1.19	0.94	1.25	29
2006(6)	10.28	0.09	0.67	(0.09)	(0.05)	10.90	7.40	281	1.29	0.80	1.37	29

†	Per share calculations are based on Average Shares outstanding throughout the period.

‡
Returns are for the period indicated and have not been annualized. Fee waivers are in effect; if they had not been in effect, performance would have been lower. Total return figures do not include applicable sales loads. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*	Includes return of capital less than $0.01 per share.

**	Includes return of capital of $0.01 per share.

(1)	Annualized for periods less than one year.

(2)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.

(3)	On October 3, 2005, the Limited Maturity Fixed Income Fund was reorganized into the CNI Charter Limited Maturity Fixed Income Fund. See Note 1 in Notes to Financial Statements for more information.

(4)	On October 3, 2005, the Full Maturity Fixed Income Fund was reorganized into the CNI Full Maturity Fixed Income Fund. See Note 1 in Notes to Financial Statements for more information.

(5)	On October 3, 2005, the Diversified Equity Fund was reorganized into the CNI Diversified Equity Fund. See Note 1 in Notes to Financial Statements for more information.

(6)	On October 3, 2005, the Socially Responsible Equity Fund was reorganized into the CNI Socially Responsible Equity Fund. See Note 1 in Notes to Financial Statements for more information.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CNI CHARTER FUNDS  |  PAGE 95

notes to financial statements
September 30, 2010

1.	ORGANIZATION:

CNI Charter Funds, a Delaware statutory trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company currently offering 15 funds (collectively the “Funds”). The financial statements included herein consist of two series of separately advised funds. The first series of Funds is advised by City National Asset Management, Inc. (“CNAM”) and consists of the Prime Money Market Fund, Government Money Market Fund, California Tax Exempt Money Market Fund (collectively, the “Money Market Funds”); Corporate Bond Fund, Government Bond Fund, California Tax Exempt Bond Fund, High Yield Bond Fund (collectively, the “Fixed Income Funds”); Large Cap Value Equity Fund, Large Cap Growth Equity Fund, RCB Small Cap Value Fund (collectively, the “Equity Funds”); and Multi-Asset Fund (each a “Fund,” and collectively, the “CNAM-Advised Funds”). The Money Market Funds are registered to offer Institutional, Class N and Class S Shares. The Fixed Income and Equity Funds and the Multi-Asset Fund are registered to offer Institutional and Class N Shares; in addition, the RCB Small Cap Value Fund is registered to offer Class R Shares.

In addition to the CNAM-Advised Funds, a second series of Funds is advised by CCM Advisors, LLC (“CCMA”) and consists of the Diversified Equity Fund (the “Diversified Fund”), Socially Responsible Equity Fund (the “Socially Responsible Fund”), Limited Maturity Fixed Income Fund (the “Limited Maturity Fund”), and Full Maturity Fixed Income Fund (the “Full Maturity Fund”) (each a “Fund” and, collectively, the “CCMA-Advised Funds”). Each of the CCMA-Advised Funds commenced operations on October 3, 2005, the effective date of the reorganization of each corresponding series (each a “Predecessor Fund” and collectively the “Predecessor Funds”) of AHA Investment Funds, Inc. (the “AHA Company”), a registered investment company organized on March 14, 1988, under the laws of Maryland. On May 17, 2005, the Board of Directors of the AHA Company approved the reorganization of the Predecessor Funds into the newly established corresponding Fund’s series of the Trust. The CCMA-Advised Funds are registered to offer Institutional and Class N Shares.

The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. Each Fund is diversified with the exception of the California Tax Exempt Bond Fund, which is non-diversified. The Funds’ prospectuses provide descriptions of each Fund’s investment objectives, policies and strategies.

The Balanced Fund, a former series of the CCMA-Advised Funds, closed on March 19, 2010, and the Opportunistic Value Fund, a former series of the CNAM-Advised Funds, closed on April 30, 2010.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the Funds.

Use of Estimates – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations, including money market funds, with remaining maturities of 60 days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Investments in registered investment companies are priced at the Fund’s daily net asset value. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Funds’ Board of Trustees. The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Funds’ Board of Trustees. Some

CNI CHARTER FUNDS  |  PAGE 96

of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; for international securities, market events occur after the close of the foreign markets that make closing prices not representative of fair value; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

In accordance with U.S. generally accepted accounting principles, the objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•	Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended September 30, 2010, there have been no significant changes to the Funds’ fair valuation methodologies.

Security Transactions and Related Income – Security transactions are accounted for on the trade date of the security purchase or sale. Costs used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold. Interest income is recognized on an accrual basis and dividend income is recognized on the ex-dividend date. Purchase discounts and premiums on securities held by the Funds are accreted and amortized to maturity using the scientific method, which approximates the effective interest method over the holding period of a security, except for the Money Market funds which use a straight line basis.

Repurchase Agreements – Securities pledged as collateral for repurchase agreements are held by each Fund’s custodian bank U.S. Bank, N.A., until maturity of the repurchase agreements. Provisions of the agreements and procedures adopted by the investment adviser require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. The Funds also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker’s custodian bank in a segregated account until maturity of the repurchase agreement. Provisions of the agreements require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

TBA Transactions – The Funds may engage in “to be announced” (“TBA”) security transactions. Such transactions involve a commitment by the Funds to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Funds record TBA securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payments for the securities purchased.

Expense Allocation – Common expenses incurred by the Funds are allocated among the Funds (i) based upon relative average daily net assets, (ii) as incurred on a specific identification basis, or (iii) equally among the Funds, depending on the nature of the expenditure.

Classes – Class-specific expenses are borne by that class. Income, non class-specific expenses, and realized and unrealized gains/losses are allocated to the respective class on the basis of relative net asset value each day.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared daily and paid to shareholders monthly for the Money Market Funds and Fixed Income Funds. Dividends from net investment income are declared and paid monthly for the Limited Maturity Fund and Full Maturity Fund. Dividends from net investment income are declared and paid quarterly for the Large Cap Value Equity

CNI CHARTER FUNDS  |  PAGE 97

notes to financial statements
September 30, 2010

Fund, Large Cap Growth Equity Fund, Multi-Asset Fund, Diversified Fund and Socially Responsible Fund. For the RCB Small Cap Value Fund, dividends from net investment income are declared and paid annually. Distributions from net realized capital gains are distributed to shareholders at least annually.

3.	ADMINISTRATION, TRANSFER AGENT, DISTRIBUTION AND SHAREHOLDER SERVICES AGREEMENTS:

Pursuant to an administration agreement dated April 1, 1999, as amended April 1, 2008, January 1, 2009, and January 1, 2010 (the “Agreement”), SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, acts as the Trust’s administrator. Under the terms of the Agreement, the Administrator is entitled to receive an annual fee of 0.065% of aggregate average daily net assets of the Trust not exceeding $2.5 billion, 0.045% of aggregate average daily net assets of the Trust exceeding $2.5 billion but not exceeding $5 billion, 0.025% of aggregate average daily net assets of the Trust exceeding $5 billion but not exceeding $7.5 billion, and 0.02% of aggregate average daily net assets of the Trust exceeding $7.5 billion. Each Fund is subject to a minimum annual fee of $90,000, which may be reduced at the sole discretion of the Administrator.

The Trust has adopted a Rule 12b-1 Distribution Plan (“the Plan”) with respect to Class N, Class S and Class R Shares that allows each Fund to pay distribution and servicing fees. Pursuant to the Plan, SEI Investments Distribution Co. (the “Distributor”) receives a distribution fee, computed daily and paid monthly, at the annual rate of 0.50% of the average daily net assets of the Class N Shares and Class S Shares of the Money Market Funds and 0.25% of the Class N Shares of the Fixed Income Funds, Equity Funds, Multi-Asset Fund and the CCMA-Advised Funds and the Class R Shares of the RCB Small Cap Value Fund, with the exception of 0.30% charged to the Class N Shares of the High Yield Bond Fund, which may be used by the Distributor to provide compensation for sales support and distribution-related activities.

Effective October 1, 2009, the RCB Small Cap Value Fund Class R shares voluntarily began waiving 0.14% in 12b-1 fees.

SEI Institutional Transfer Agency, a division of SEI Investments Fund Management Corporation (the “Transfer Agent”), serves as transfer agent for the Trust and provides services at an annual rate of $15,000 per share class. The Transfer Agent has agreed to waive these fees.

As of May 24, 2010, UMB Fund Services serves as sub-transfer agent for Class R shares of the RCB Small Cap Value Fund and all share classes of the CCMA-Advised Funds and provides services at an annual rate of $14,000 per share class plus other transaction based fees and out of pocket expenses. Prior to May 24, 2010, Citigroup Fund Services, LLC served as the sub-transfer agent for those Funds, subject to the same fee arrangements.

The Trust has entered into Shareholder Servicing Agreements that permit payment of compensation to City National Bank (“CNB”) and its affiliates (including CCMA) which provide certain shareholder support for their customers who own Institutional Class, Class N, Class S or Class R Shares. In consideration for such services, a shareholder servicing fee is charged at the annual rate of up to 0.25% of each Fund’s average daily net assets. CNB and CCMA have both agreed to voluntarily waive portions of their shareholder servicing fees with respect to certain Funds. For the year ended September 30, 2010, CNB and CCMA received Shareholder Servicing fees from the Trust in the amounts of $11,471,639 and $9,744, respectively.

Certain officers of the Trust are also officers of CNAM, CCMA or the Administrator. Such officers are paid no fees by the Trust for serving as officers of the Trust.

4.	INVESTMENT ADVISORY FEES AND OTHER AGREEMENTS:

CNAM serves as the investment manager for the CNAM-Advised Funds. Under the terms of the current agreement, CNAM receives an annual fee equal to 0.25% of the average daily net assets of the Prime Money Market Fund, 0.26% of the average daily net assets of the Government Money Market Fund, 0.27% of the average daily net assets of the California Tax Exempt Money Market Fund, 0.40% of the average daily net assets of the Corporate Bond Fund, 0.43% of the average daily net assets of the Government Bond Fund, 0.27% of the average daily net assets of the California Tax Exempt Bond Fund, 0.75% of the average daily net assets of the High Yield Bond Fund, 0.62% of the average daily net assets of the Large Cap Value Equity Fund, 0.65% of the average daily net assets of the Large Cap Growth Equity Fund, 0.85% of the average net assets of the RCB Small Cap Value Fund, and 0.50% of the average daily net assets of the Multi-Asset Fund.

CCMA, an affiliate of CNAM, serves as the investment manager to the CCMA-Advised Funds. Under the terms of the current agreement, CCMA receives an annual fee equal to 0.75% of the average daily net assets of each of the Diversified Fund and

CNI CHARTER FUNDS  |  PAGE 98

Socially Responsible Fund, and an annual fee equal to 0.50% of the average daily net assets of each of the Limited Maturity Fund and the Full Maturity Fund.

Guggenheim Investment Management, LLC acts as the investment sub-adviser with respect to the High Yield Bond Fund.

Reed, Conner & Birdwell, LLC acts as the investment sub-adviser with respect to the RCB Small Cap Value Fund.

AMBS Investment Counsel, LLC, SKBA Capital Management, LLC, and Turner Investment Partners, Inc. act as the investment sub-advisers with respect to the Diversified Fund. On May 25, 2010, the Board of Trustees of the Trust approved the termination of Freeman Investment Management Co., LLC, a previous sub-adviser to the Diversified Fund, and approved the appointment of CNAM to serve as interim sub-adviser to the Fund effective May 28, 2010. CNAM served as an interim sub-adviser to the Fund until September 6, 2010. Effective September 7, 2010, following Board approval, CCMA reallocated the Diversified Fund’s assets among AMBS Investment Counsel, SKBA Capital Management and Turner Investment Partners.

SKBA Capital Management, LLC acts as the investment sub-adviser with respect to the Socially Responsible Fund.

CNAM acts as the investment sub-adviser with respect to the Limited Maturity Fund. Until January 28, 2010, Patterson Capital Corporation also served as a sub-adviser with respect to the Fund.

Robert W. Baird & Co., Incorporated and Boyd Watterson Asset Management, LLC act as the investment sub-advisers with respect to the Full Maturity Fund.

Sub-adviser fees are paid by CNAM or CCMA as applicable.

CNAM has voluntarily agreed to limit its fees or reimburse expenses to the extent necessary to keep operating expenses at or below certain percentages of the CNAM-Advised Funds’ respective average daily net assets. In the case of the RCB Small Cap Value Fund, the Fund’s sub-adviser has contractually agreed to limit its fees or reimburse expenses to meet the expense limitations. The expense limitations (expressed as percentages of average daily net assets) are as follows:

	Prime Money Market Fund	Government Money Market Fund	California Tax Exempt Money Market Fund
Institutional Class	0.63%	0.63%	0.55%
Class N	0.85%	0.85%	0.78%
Class S	1.05%	1.05%	0.98%

	Corporate Bond Fund	Government Bond Fund	California Tax Exempt Bond Fund	High Yield Bond Fund
Institutional Class	0.75%	0.70%	0.50%	1.00%
Class N	1.00%	0.95%	0.75%	1.30%

	Large Cap Value Equity Fund	Large Cap Growth Equity Fund	RCB Small Cap Value Fund	Multi-Asset Fund
Institutional Class	1.00%	1.05%	1.24%	1.75%
Class N	1.25%	1.30%	1.49%	2.00%
Class R	—	—	1.49%	—

Effective November 1, 2006, CCMA has contractually agreed to pay all operating expenses in excess of the annual rates presented below as applied to each Fund’s average daily net assets.

	Limited Maturity Fixed Income Fund	Full Maturity Fixed Income Fund	Diversified Equity Fund	Socially Responsible Equity Fund
Institutional Class	1.00%	1.00%	1.25%	1.25%
Class N	1.25%	1.25%	1.50%	1.50%

Any fee reductions or expense reimbursements may be repaid by a Fund to CNAM, CCMA or the RCB Small Cap Value Fund’s sub-adviser, as applicable, within three years after occurrence, subject to certain restrictions and only if such repayments do not cause the Fund’s expense ratios, at the time of repayment, to exceed the applicable amount shown in the preceding table.

During the year ended September 30, 2010, the Board of Trustees approved the reimbursement of previously waived fees by CNAM and CCMA, respectively, in the amount of $1,690 with respect to the Corporate Bond Fund and $11,767 with respect to the Limited Maturity Fund.

As of September 30, 2010, fees which were previously waived by CNAM which may be subject to possible future reimbursement were as follows:

CNI CHARTER FUNDS  |  PAGE 99

notes to financial statements
September 30, 2010

Fund	Potential Amount of Recovery (000)	Expiration
Corporate Bond	$1	2013
Government Bond	39	2011
	49	2012
	101	2013
California Tax Exempt Bond	34	2011
	39	2012
	46	2013
High Yield Bond	29	2011
	25	2012
	43	2013
Prime Money Market	880	2012
	1,372	2013
Government Money Market	2,210	2012
	5,102	2013
California Tax Exempt Money Market	583	2011
	1,568	2012
	1,560	2013

As of September 30, 2010, no previously waived fees were eligible for recapture with respect to the CCMA-Advised Funds.

CNAM, CNB and the Administrator have voluntarily agreed to further waive and reduce their fees and/or reimburse certain expenses of the Money Market Funds in order to maintain a one-day net income yield (yield floor) of each Fund of not less than 0.01% of the Fund’s average daily net assets. The following table shows waivers, with respect to such yield floor, by class for the year ended September 30, 2010:

	Shareholder Servicing Fee Waiver (000)	Investment Advisory Fee Waiver (000)	Administration Fee Waiver (000)
Prime Money Market
Institutional	$1,258	$504	$39
Class N	2,387	529	40
Class S	2,165	339	26

Government Money Market
Institutional	236	169	7
Class N	11,764	4,410	187
Class S	1,948	523	22

California Tax Exempt Money Market
Institutional	398	160	12
Class N	3,327	738	54
Class S	356	56	4

5.	INVESTMENT TRANSACTIONS:

The cost of security purchases and proceeds from the sale and maturities of securities, other than temporary investments in short-term securities for the year ended September 30, 2010, were as follows for the Fixed Income Funds, Equity Funds, Multi-Asset Fund and CCMA-Advised Funds:

	Purchases			Sales and Maturities
Fund	U.S. Gov’t (000)	Other (000)		U.S. Gov’t (000)	Other (000)
Corporate Bond	$—	$41,598		$2,584	$23,874
Government Bond	154,328	7,234		106,999	—
California Tax Exempt Bond	—	14,364		—	11,226
High Yield Bond	—	53,877		—	37,080
Large Cap Value Equity	—	30,797		—	24,544
Large Cap Growth Equity	—	21,281		—	21,392
RCB Small Cap Value	—	10,788		—	11,104
Multi-Asset	—	24,171	*	—	18,030	*
Limited Maturity Fixed Income	29,684	18,475		28,512	18,114
Full Maturity Fixed Income	18,413	14,283		15,542	10,899
Diversified Equity	—	69,832		—	63,402
Socially Responsible Equity	—	23,210		—	19,553

*	Includes $1,853(000) and $1,389(000) of purchases and sales, respectively, of affiliated registered investment companies.

6.	FEDERAL TAX INFORMATION:

It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income and net capital gains. Accordingly, no provisions for Federal income taxes are required.

Management has analyzed the Funds’ tax position taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2010, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

The Funds may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned.

CNI CHARTER FUNDS  |  PAGE 100

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss), or paid-in capital, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to REIT adjustments, corporate action adjustments, realized gains (losses) on paydowns and timing of distributions and investments in partnerships, were reclassified to/from the following accounts as of September 30, 2010:

Fund	Increase (Decrease) Undistributed Net Investment Income (Loss) (000)	Increase (Decrease) Accumulated Net Realized Gain (Loss) (000)	Decrease Paid in Capital (000)
Prime Money Market	$(49)	$49	$—
Government Money Market	4	(4)	—
Corporate Bond	3	(3)	—
Government Bond	1,030	(1,030)	—
Large Cap Growth Equity	—	82	(82)
RCB Small Cap Value	34	(34)	—
Limited Maturity Fixed Income	42	(42)	—
Full Maturity Fixed Income	26	(26)	—
Diversified Equity	4	(2)	(2)

These reclassifications had no effect on net assets or net asset value per share.

The tax character of dividends and distributions paid during the years ended September 30, 2010 and September 30, 2009 were as follows:

Fund	Tax Exempt Income (000)	Ordinary Income (000)	Long-Term Capital Gain (000)	Return of Capital (000)	Total (000)
Prime Money Market
2010	$—	$921	$—	$—	$921
2009	—	7,503	—	—	7,503
Government Money Market
2010	—	680	—	—	680
2009	—	6,635	—	—	6,635
California Tax Exempt Money Market
2010	246	9	—	—	255
2009	2,953	—	—	—	2,953
Corporate Bond
2010	—	3,307	—	—	3,307
2009	—	2,952	—	—	2,952
Government Bond
2010	—	3,564	—	—	3,564
2009	—	2,435	—	—	2,435
California Tax Exempt Bond
2010	1,234	1	—	—	1,235
2009	1,151	—	—	—	1,151
High Yield Bond
2010	—	4,049	—	—	4,049
2009	—	2,755	—	—	2,755
Large Cap Value Equity
2010	—	1,234	—	—	1,234
2009	—	1,495	—	—	1,495
Large Cap Growth Equity
2010	—	164	—	—	164
2009	—	222	—	—	222
RCB Small Cap Value
2010	—	14	—	—	14
2009	—	439	—	—	439
Multi-Asset
2010	—	521	—	—	521
2009	—	375	—	—	375
Limited Maturity Fixed Income
2010	—	848	—	—	848
2009	—	1,045	—	—	1,045
Full Maturity Fixed Income
2010	—	1,544	195	—	1,739
2009	—	1,657	—	—	1,657
Diversified Equity
2010	—	304	—	2	306
2009	—	764	—	5	769
Socially Responsible Equity
2010	—	589	—	—	589
2009	—	796	—	—	796

CNI CHARTER FUNDS  |  PAGE 101

notes to financial statements
September 30, 2010

As of September 30, 2010, the components of Distributable Earnings/(Accumulated Losses) on a tax basis were as follows:

Fund	Undistributed Tax-Exempt Income (000)	Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)	Capital Loss Carryforwards (000)	Post-October Losses (000)	Unrealized Appreciation (Depreciation) (000)	Other Temporary Differences (000)	Total Distributable Earnings (Accumulated Losses) (000)
Prime Money Market	$—	$88	$—	$—	$—	$—	$(50)	$38
Government Money Market	—	68	—	—	(5)	—	(48)	15
California Tax Exempt Money Market	16	1	—	—	—	—	(15)	2
Corporate Bond	—	278	—	(519)	—	5,946	(278)	5,427
Government Bond	—	314	—	(26)	(451)	2,881	(314)	2,404
California Tax Exempt Bond	98	—	186	—	—	1,605	(98)	1,791
High Yield Bond	—	406	—	(3,362)	(206)	937	(406)	(2,631)
Large Cap Value Equity	—	314	—	(8,465)	—	(818)	(315)	(9,284)
Large Cap Growth Equity	—	40	—	(4,008)	(1,007)	4,839	(38)	(174)
RCB Small Cap Value	—	88	—	(6,160)	—	3,340	—	(2,732)
Multi-Asset	—	129	—	(3,636)	—	2,080	(129)	(1,556)
Limited Maturity Fixed Income	—	55	—	(2,815)	—	1,110	(55)	(1,705)
Full Maturity Fixed Income	—	223	47	—	—	2,528	(116)	2,682
Diversified Equity	—	—	—	(23,918)	—	3,373	—	(20,545)
Socially Responsible Equity	—	—	—	(9,434)	(1,208)	2,815	—	(7,827)

For tax purposes, the losses in the Funds can be carried forward for a maximum of eight years to offset any future net realized capital gains. As of September 30, 2010, the breakdown of capital loss carryforwards was as follows:

	Expiring September 30,
Fund	2011 (000)	2012 (000)	2013 (000)	2014 (000)	2015 (000)	2016 (000)	2017 (000)	2018 (000)
Corporate Bond	$—	$—	$—	$42	$271	$116	$90	$—
Government Bond	—	—	—	—	—	26	—	—
High Yield Bond	521	—	—	268	—	—	832	1,741
Large Cap Value Equity	—	—	—	—	—	—	2,809	5,656
Large Cap Growth Equity	1,844	227	—	—	—	—	454	1,483
RCB Small Cap Value	—	—	—	—	—	—	589	5,571
Multi-Asset	—	—	—	—	—	—	2,309	1,327
Limited Maturity Fixed Income	—	22	838	132	1,415	—	81	327
Diversified Equity	—	—	—	—	—	—	10,584	13,334
Socially Responsible Equity	—	—	—	—	—	81	2,161	7,192

During the year ended September 30, 2010, the following Funds had utilized capital loss carryforwards to offset capital gains amounting to:

Fund	Amount (000)
Corporate Bond	$22
Government Bond	88
California Tax Exempt Bond	186

Post-October losses represent losses realized on investments and foreign currency transactions from November 1, 2009, through September 30, 2010, that, in accordance with Federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

The aggregate gross unrealized appreciation on securities, the aggregate gross unrealized depreciation on securities and the net unrealized appreciation/ (depreciation) for tax purposes at September 30, 2010, for each of the Fixed Income and Equity Funds, Multi-Asset Fund and CCMA-Advised Funds were as follows:

Fund	Federal Tax Cost (000)	Aggregate Gross Unrealized Appreciation (000)	Aggregate Gross Unrealized Depreciation (000)	Net Unrealized Appreciation (Deprecation) (000)
Corporate Bond	$100,834	$6,098	$(152)	$5,946
Government Bond	155,119	3,339	(458)	2,881
California Tax Exempt Bond	41,424	1,627	(22)	1,605
High Yield Bond	55,567	2,585	(1,648)	937
Large Cap Value Equity	105,623	9,195	(10,013)	(818)
Large Cap Growth Equity	35,955	6,009	(1,169)	4,840
RCB Small Cap Value	21,227	6,015	(2,675)	3,340
Multi Asset	30,954	2,391	(312)	2,079
Limited Maturity Fixed Income	39,104	1,121	(11)	1,110
Full Maturity Fixed Income	47,875	2,588	(60)	2,528
Diversified Equity	62,829	7,045	(3,672)	3,373
Socially Responsible Equity	59,328	6,789	(3,974)	2,815

CNI CHARTER FUNDS  |  PAGE 102

At September 30, 2010, the Money Market Funds’ cost of securities for Federal income tax purposes approximates the cost disclosed in the Schedule of Investments.

7.	CONCENTRATION OF CREDIT RISK

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

The Multi-Asset Fund may invest in exchange-traded notes (“ETNs”) as a non-principal investment strategy. ETNs are unsecured debt obligations of investment banks which are traded on exchanges and the returns of which are linked to the performance of market indexes. In addition to trading ETNs on exchanges, investors may redeem ETNs directly with the issuer on a weekly basis, typically in a minimum amount of 50,000 units, or hold the ETNs until maturity. ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The Fund will generally invest in ETNs which are linked to commodities indexes. The Fund’s investment in an ETN may be influenced by many unpredictable factors, including highly volatile commodities prices, changes in supply and demand relationships, weather, agriculture, trade, changes in interest rates, and monetary and other governmental policies, action and inaction. Investing in ETNs is not equivalent to investing directly in index components or the relevant index itself. Because ETNs are debt securities, they possess credit risk; if the issuer has financial difficulties or goes bankrupt, the investor may not receive the return it was promised.

California Tax Exempt Funds – Specific Risks

The ability of issuers to pay interest on, and repay principal of, California municipal securities may be affected by economic and political developments in the State of California.

Certain securities are backed by letters of credit from various financial institutions and financial guaranty assurance agencies. These letters of credit enhance the credit quality of the individual securities; however, if any of the financial institutions or financial guaranty assurance agencies’ credit quality should deteriorate, it could cause the individual security’s credit quality to change. Additionally, if any of the Funds concentrate their letters of credit in any one financial institution, the risk of credit quality deterioration increases.

8.	CAPITAL SHARES ISSUED AND REDEEMED:

Capital share activity for the years ended September 30, 2010 and September 30, 2009, were as follows:

	Prime Money Market Fund (000)		Government Money Market Fund (000)		California Tax Exempt Money Market Fund (000)
	2010	2009	2010	2009	2010	2009
CAPITAL SHARES ISSUED AND REDEEMED:
Institutional Class:
Shares issued	1,322,472	1,288,265	618,772	655,511	1,024,504	1,126,167
Shares issued in Lieu of Dividends and Distributions	83	442	1	8	—	—
Shares redeemed	(1,375,843)	(1,278,342)	(661,586)	(632,330)	(1,025,845)	(1,142,015)
Net Institutional Class transactions	(53,288)	10,365	(42,813)	23,189	(1,341)	(15,848)
Class N:
Shares issued	1,396,173	2,117,635	4,589,006	4,478,647	1,197,782	1,708,583
Shares issued in Lieu of Dividends and Distributions	195	1,555	504	4,161	178	1,814
Shares redeemed	(1,620,744)	(2,586,377)	(4,540,616)	(4,940,602)	(1,263,962)	(1,886,349)
Net Class N transactions	(224,376)	(467,187)	48,894	(457,794)	(66,002)	(175,952)
Class S:
Shares issued	1,102,036	1,140,178	990,276	659,453	145,553	354,327
Shares issued in Lieu of Dividends and Distributions	—	—	—	—	—	—
Shares redeemed	(1,122,183)	(1,401,263)	(940,420)	(769,358)	(171,685)	(421,688)
Net Class S transactions	(20,147)	(261,085)	49,856	(109,905)	(26,132)	(67,361)

CNI CHARTER FUNDS  |  PAGE 103

notes to financial statements
September 30, 2010

8.	CAPITAL SHARES ISSUED AND REDEEMED (CONTINUED):

	Corporate Bond Fund (000)		Government Bond Fund (000)		California Tax Exempt Bond Fund (000)		High Yield Bond Fund (000)
	2010	2009	2010	2009	2010	2009	2010	2009
CAPITAL SHARES ISSUED AND REDEEMED:
Institutional Class:
Shares issued	3,350	2,736	11,176	2,172	1,143	1,204	2,887	307
Shares issued in Lieu of Dividends and Distributions	84	67	217	65	47	39	126	130
Shares redeemed	(2,143)	(1,529)	(3,622)	(1,789)	(1,061)	(998)	(1,103)	(156)
Net Institutional Class transactions	1,291	1,274	7,771	448	129	245	1,910	281
Class N:
Shares issued	227	48	168	101	282	132	511	405
Shares issued in Lieu of Dividends and Distributions	2	1	3	4	3	1	153	158
Shares redeemed	(104)	(17)	(160)	(77)	(156)	(58)	(372)	(334)
Net Class N transactions	125	32	11	28	129	75	292	229

	Large Cap Value Equity Fund (000)		Large Cap Growth Equity Fund (000)		RCB Small Cap Value Fund (000)		Multi-Asset Fund (000)
	2010	2009	2010	2009	2010	2009	2010	2009
CAPITAL SHARES ISSUED AND REDEEMED:
Institutional Class:
Shares issued	3,000	3,207	1,180	1,140	60	54	499	481
Shares issued in Lieu of Dividends and Distributions	108	150	6	9	—	3	15	10
Shares redeemed	(1,944)	(2,904)	(1,066)	(1,395)	(25)	(37)	(282)	(744)
Net Institutional Class transactions	1,164	453	120	(246)	35	20	232	(253)
Class N:
Shares issued	214	86	96	92	18	1	720	359
Shares issued in Lieu of Dividends and Distributions	9	15	2	4	—	4	18	12
Shares redeemed	(140)	(291)	(178)	(346)	(17)	(36)	(320)	(387)
Net Class N transactions	83	(190)	(80)	(250)	1	(31)	418	(16)
Class R:
Shares issued	—	—	—	—	36	79	—	—
Shares issued in Lieu of Dividends and Distributions	—	—	—	—	1	28	—	—
Shares redeemed	—	—	—	—	(150)	(372)	—	—
Net Class R transactions	—	—	—	—	(113)	(265)	—	—

CNI CHARTER FUNDS  |  PAGE 104

8.	CAPITAL SHARES ISSUED AND REDEEMED (CONTINUED):

	Limited Maturity Fixed Income Fund (000)		Full Maturity Fixed Income Fund (000)		Diversified Equity Fund (000)		Socially Responsible Equity Fund (000)
	2010	2009	2010	2009	2010	2009	2010	2009
CAPITAL SHARES ISSUED AND REDEEMED:
Institutional Class:
Shares issued	2,399	274	415 (1)	69	725 (1)	929	1,303	1,511
Shares issued in Lieu of Dividends and Distributions	48	64	129	126	21	71	66	115
Shares redeemed	(2,846)	(5,805)	(126)	(722)	(471)	(2,649)	(974)	(836)
Net Institutional Class transactions	(399)	(5,467)	418	(527)	275	(1,649)	395	790
Class N:
Shares issued	970	103	311	58	136	30	172	95
Shares issued in Lieu of Dividends and Distributions	9	2	8	2	1	5	2	2
Shares redeemed	(286)	(13)	(73)	(26)	(78)	(121)	(33)	(56)
Net Class N transactions	693	92	246	34	59	(86)	141	41

(1)	Includes subscriptions as a result of an in-kind transfer of securities (see Note 9).

9.	IN-KIND TRANSACTIONS

During the year ended September 30, 2010, the Full Maturity Fund and Diversified Fund issued shares of beneficial interest in exchange for securities. The securities were transferred at their current value on March 19, 2010, as follows:

Fund	Shares Issued	Value ($ Thousands)
Full Maturity Fixed Income Fund	411,798	$4,332
Diversified Equity Fund	584,035	$7,189

10.	SUBSEQUENT EVENTS

The Trust has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no adjustments were required to the financial statements as of September 30, 2010.

CNI CHARTER FUNDS  |  PAGE 105

report of independent registered public accounting firm

To the Shareholders and Board of Trustees of
CNI Charter Funds:

We have audited the accompanying statements of assets and liabilities of the Prime Money Market Fund, Government Money Market Fund, California Tax Exempt Money Market Fund, Corporate Bond Fund, Government Bond Fund, California Tax Exempt Bond Fund, High Yield Bond Fund, Large Cap Value Equity Fund, Large Cap Growth Equity Fund, RCB Small Cap Value Fund, Multi-Asset Fund, Limited Maturity Fixed Income Fund, Full Maturity Fixed Income Fund, Diversified Equity Fund and Socially Responsible Equity Fund (collectively, the “Funds”), including the schedules of investments, as of September 30, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Funds of the CNI Charter Funds as of September 30, 2010, the results of their operations for the year then ended, changes in their net assets for each of the years in the two year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
November 24, 2010

CNI CHARTER FUNDS  |  PAGE 106

This page intentionally left blank.

CNI CHARTER FUNDS  |  PAGE 107

trustees and officers (Unaudited)
September 30, 2010

Information pertaining to the Trustees and Officers of the Trust is set forth below as of September 30, 2010. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Investment Company Act of 1940 are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-888-889-0799.

Name Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served1	Principal Occupation(s) During Past Five Years	Number of Portfolios in F und Complex Overseen by Board Member2	Other Directorships Held by Trustee
INTERESTED TRUSTEE
Vernon C. Kozlen* CNI Charter Funds 400 N. Roxbury Drive Beverly Hills, CA 90210 Age: 67	Trustee	Since 2007	President and Chief Executive Officer, CNI Charter Funds (2000-2007). Executive Vice President and Director of Asset Management Development, CNB (1996-2007). Director, Reed, Conner & Birdwell LLC (2000-present), and Convergent Capital Management, LLC (2003-present). Chairman of the Board, CNAM, Inc. (2001-2005). Chairman of the Board, City National Securities, Inc. (1999-2005). Director, CNAM, Inc. (2001-2006), and City National Securities, Inc. (1999-2006).	15	None
INDEPENDENT TRUSTEES
Irwin G. Barnet, Esq. CNI Charter Funds 400 N. Roxbury Drive Beverly Hills, CA 90210 Age: 72	Trustee	Since 1999	Attorney and counsel, Reed Smith LLP, a law firm (2003-present). Partner, Reed Smith LLP (2003-2008). Attorney and principal, Crosby, Heafey, Roach & May P.C., a law firm (2000-2002). Attorney and principal, Sanders, Barnet, Goldman, Simons & Mosk, a law firm (1980-2000).	15	None
Victor Meschures CNI Charter Funds 400 N. Roxbury Drive Beverly Hills, CA 90210 Age: 72	Trustee	Since 1999	Certified Public Accountant, Meschures, Campeas,Thompson, Snyder, Pocras, Levin & Dimaggio, LLP, an accounting firm (1964-present).	15	None
William R. Sweet CNI Charter Funds 400 N. Roxbury Drive Beverly Hills, CA 90210 Age: 73	Trustee	Since 1999	Retired. Executive Vice President, Union Bank of California (1985-1996).	15	None
James Wolford CNI Charter Funds 400 N. Roxbury Drive Beverly Hills, CA 90210 Age: 56	Trustee	Since 1999	Chief Financial Officer, Pacific Office Properties, a real estate investment trust (April 2010-present).Chief Financial Officer, Bixby Land Company, a real estate company (2004-March 2010). Regional Financial Officer, AIMCO, a real estate investment trust (2004). Chief Financial Officer, DBM Group, a direct mail marketing company (2001-2004). Senior Vice President and Chief Operating Officer, Forecast Commercial Real Estate Service, Inc. (2000-2001). Senior Vice President and Chief Financial Officer, Bixby Ranch Company (1985-2000).	15	None

CNI CHARTER FUNDS  |  PAGE 108

Name Address, and Age	Position Held with Trust	Term of Office and Length of Time Served3	Principal Occupation(s) During Past Five Years
OFFICERS
Joseph Gallo SEI Investments One Freedom Valley Drive Oaks, PA 19456 Age: 37	Vice President and Secretary	Since 2008
Attorney for SEI Investments since 2007. Associate Counsel at ICMA–RC from 2004 to 2007. Assistant Secretary of The Vantage Trust Company in 2007. Assistant Secretary of The Vantagepoint Funds from 2006 to 2007. Investigator, U.S. Department of Labor from 2002 to 2004.

Richard Gershen City National Bank 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 56	President and Chief Executive Officer	Since May 2010
Executive Vice President, Wealth Management Division, CNB (February 2009-present); Executive Managing Director, Business Management and Strategy, Evergreen Investments, a division of Wachovia (2000-2009); Chief Operating Officer, Banc America Capital Management (1995-2000); Fixed Income Portfolio Manager and Chief Financial Officer, Shields Asset Management (1987-1995).

Eric Kleinschmidt SEI Investments One Freedom Valley Drive Oaks, PA 19456 Age: 42	Controller and Chief Operating Officer	Since 2005	Director of Fund Accounting, SEI Investments (2004-Present). Manager of Fund Accounting, SEI Investments (1999-2004).
Valerie Y. Lewis City National Bank 555 S. Flower Street, 18th Floor Los Angeles, CA 90071 Age: 54	Vice President and Chief Compliance Officer	Since 2005	Chief Compliance Officer, CNAM, Inc. (August, 2005-present). Fund Boards Specialist – Assistant Secretary, Capital Research and Management and Company Capital International, Inc. (1999-2005).
Carolyn Mead SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 52	Vice President and Assistant Secretary	Since February 2010	Attorney, SEI Investments Company (2007-present). Associate, Stradley, Ronon, Stevens & Young (2004-2007). Counsel, ING Variable Annuities (1999-2002).
Susan Rudzinski CCM Advisors, LLC 190 S. LaSalle Street Suite 2800 Chicago, IL 60603 Age: 47	Vice President	Since May 2007
Compliance Director, Convergent Capital Management, LLC
(2006-present); Self-employed Investment Advisory Compliance and Operations Consultant (2005-2006); Manager, Affiliate Contracts, The Burridge Group LLC (2003-2004).

1
Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of his or her successor or until death, resignation, declaration of bankruptcy or incompetence by a court of competent jurisdiction, or removal by a majority vote of the Trustees or the shares entitled to vote.

2
“Fund complex” is defined as two or more registered investment companies that hold themselves out to investors as related companies or have a common investment adviser or affiliated investment advisers.

3	Each officer serves until removed by the Board or the principal executive officer of the Trust, or until such officer resigns.

*
Mr. Kozlen is an “interested person” of the Trust, as defined in the 1940 Act, by virtue of his position with CNB, the parent company of CNAM, Inc. until March 2007 and his continuing provision of consulting services to CNB.

CNI CHARTER FUNDS  |  PAGE 109

trustees and officers (Unaudited) (Continued)
September 30, 2010

Name Address, and Age	Position Held with Trust	Term of Office and Length of Time Served1	Principal Occupation(s) During Past Five Years
OFFICERS (concluded)
Timothy G. Solberg CCM Advisors, LLC 190 S. LaSalle Street Suite 2800 Chicago, IL 60603 Age: 57	Vice President and Assistant Secretary	Since 2005	Managing Director and Chief Investment Officer, CCM Advisors (2001-present); Director of Marketing and Client Services, Hewitt Investment Group, a Division of Hewitt Associates LLC (1989-2001).
Bernadette Sparling SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 32	Vice President and Assistant Secretary	Since February 2010	Attorney, SEI Investments Company (2005-present). Associate, Blank Rome LLP (2001-2005).
Brent Vasher SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 27	Vice President and Assistant Secretary	Since February 2010	Attorney, SEI Investments Company (2008-present). Associate, Law Office of Lloyd Z. Remick (2006-2008).

1	Each officer serves until removed by the Board or the principal executive officer of the Trust, or until such officer resigns.

CNI CHARTER FUNDS  |  PAGE 110

notice to shareholders (Unaudited)
September 30, 2010

For shareholders that do not have a September 30, 2010 taxable year end, this notice is for informational purposes only. For shareholders with a September 30, 2010 taxable year end, please consult your tax advisor as to the pertinence of this notice.

For California income tax purposes, for the fiscal year ended September 30, 2010, each of the California Tax Exempt Bond Fund and California Tax Exempt Money Market Fund is designating 86.60% and 95.37%, respectively, of its distributions paid from net investment income as exempt-interest dividends under Section 17145 of the California Revenue and Taxation Code.

For Federal income tax purposes, for the fiscal year ended September 30, 2010 each Fund is designating the following items with regard to distributions paid during the year:

	(A) Long Term Capital Gain Distributions	(B) Return of Capital	(C) Ordinary Income Distributions	(D) Tax Exempt Interest	(E) Total Distributions	(F) Dividends Qualifying for Corporate Dividends Rec. Deduction (1)	(G) Qualifying Dividend Income (2)	(H) U.S. Government Interest (3)	(I) Qualified Interest Income (4)	(J) Qualified Short-Term Capital Gain (5)
Prime Money Market Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	6.11%	96.67%	100.00%
Government Money Market Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	56.56%	99.61%	100.00%
California Tax Exempt Money Market Fund	0.00%	0.00%	3.50%	96.50%	100.00%	0.00%	0.00%	0.00%	0.00%	100.00%
Corporate Bond Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	0.50%	96.32%	0.00%
Government Bond Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	34.65%	99.95%	0.00%
California Tax Exempt Bond Fund	0.00%	0.00%	0.12%	99.88%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
High Yield Bond Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	99.91%	0.00%
Large Cap Value Equity Fund	0.00%	0.00%	100.00%	0.00%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%
Large Cap Growth Equity Fund	0.00%	0.00%	100.00%	0.00%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%
RCB Small Cap Value Fund	0.00%	0.00%	100.00%	0.00%	100.00%	100.00%	100.00%	0.00%	0.62%	0.00%
Multi-Asset Fund	0.00%	0.00%	100.00%	0.00%	100.00%	1.28%	34.90%	0.35%	1.91%	0.00%
Limited Maturity Fixed Income Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	18.70%	98.23%	0.00%
Full Maturity Fixed Income Fund	11.14%	0.00%	88.86%	0.00%	100.00%	0.00%	0.00%	14.80%	93.45%	100.00%
Diversified Equity Fund	0.00%	0.56%	99.44%	0.00%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%
Socially Responsible Equity Fund	0.00%	0.01%	99.99%	0.00%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%

(1)	“Dividends Received Deduction” represent dividends which qualify for the corporate dividends received deduction.

(2)	“Qualifying Dividend Income” represent qualifying dividends as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount permitted by law.

(3)
“U.S. Government Interest” represent the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut or New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)
“Interest Related Dividends” represent qualifying interest that is exempt from U.S. withholding tax when paid to foreign investors as created by the American Jobs Creation Act of 2004. This provision of the Internal Revenue Code will be expiring for years beginning after December 31, 2009.

(5)
“Short-Term Capital Gain Dividends” represent qualifying short-term capital gain that is exempt from U.S. withholding tax when paid to foreign investors as created by the American Jobs Creation Act of 2004. This provision of the Internal Revenue Code will be expiring for years beginning after December 31, 2009.

Items (A), (B), (C), (D) and (E) are based on the percentage of each fund’s total distribution.
Items (F) and (G) are based on the percentage of “Ordinary Income Distributions.”
Item (H) is based on the percentage of gross income of each Fund.
Item (I) is based on the percentage of net investment income distributions.
Item (J) is based on the percentage of short-term capital gain distributions.

CNI CHARTER FUNDS  |  PAGE 111

disclosure of fund expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a Fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, class-specific distribution fees and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the Fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the Fund’s average net assets; this percentage is known as the Fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes – NOT your Fund’s actual return – the account values shown do not apply to your specific investment.

	Beginning Account Value 4/1/2010	Ending Account Value 9/30/2010	Annualized Expense Ratios	Expense Paid During Period*
Prime Money Market Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,000.40	0.29%	$1.45
Class N	1,000.00	1,000.20	0.32	1.60
Class S	1,000.00	1,000.10	0.34	1.70

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,023.61	0.29%	$1.47
Class N	1,000.00	1,023.46	0.32	1.62
Class S	1,000.00	1,023.36	0.34	1.72

Government Money Market Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,000.20	0.20%	$1.00
Class N	1,000.00	1,000.10	0.21	1.05
Class S	1,000.00	1,000.10	0.22	1.10

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,024.07	0.20%	$1.01
Class N	1,000.00	1,024.02	0.21	1.07
Class S	1,000.00	1,023.97	0.22	1.12

	Beginning Account Value 4/1/2010	Ending Account Value 9/30/2010	Annualized Expense Ratios	Expense Paid During Period*
California Tax Exempt Money Market Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,000.20	0.22%	$1.10
Class N	1,000.00	1,000.20	0.23	1.15
Class S	1,000.00	1,000.10	0.24	1.20

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,023.97	0.22%	$1.12
Class N	1,000.00	1,023.92	0.23	1.17
Class S	1,000.00	1,023.87	0.24	1.22

Corporate Bond Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,042.40	0.75%	$3.84
Class N	1,000.00	1,041.10	1.00	5.12

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,021.31	0.75%	$3.80
Class N	1,000.00	1,020.05	1.00	5.06

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

CNI CHARTER FUNDS  |  PAGE 112

	Beginning Account Value 4/1/2010	Ending Account Value 9/30/2010	Annualized Expense Ratios	Expense Paid During Period*
Government Bond Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,025.20	0.70%	$3.55
Class N	1,000.00	1,023.80	0.95	4.82

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,021.56	0.70%	$3.55
Class N	1,000.00	1,020.31	0.95	4.81

California Tax-Exempt Bond Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,039.40	0.50%	$2.56
Class N	1,000.00	1,038.00	0.75	3.83

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,022.56	0.50%	$2.54
Class N	1,000.00	1,021.31	0.75	3.80

High Yield Bond Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,067.70	1.00%	$5.18
Class N	1,000.00	1,066.10	1.30	6.73

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,020.05	1.00%	$5.06
Class N	1,000.00	1,018.55	1.30	6.58

Large Cap Value Fund
Actual Fund Return
Institutional Class	$1,000.00	$972.10	0.97%	$4.80
Class N	1,000.00	970.80	1.22	6.03

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,020.21	0.97%	$4.91
Class N	1,000.00	1,018.95	1.22	6.17

Large Cap Growth Fund
Actual Fund Return
Institutional Class	$1,000.00	$985.80	1.00%	$4.98
Class N	1,000.00	985.60	1.25	6.22

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,020.05	1.00%	$5.06
Class N	1,000.00	1,018.80	1.25	6.33

	Beginning Account Value 4/1/2010	Ending Account Value 9/30/2010	Annualized Expense Ratios	Expense Paid During Period*
RCB Small Cap Value Fund
Actual Fund Return
Institutional Class	$1,000.00	$982.00	1.21%	$6.01
Class N	1,000.00	980.20	1.46	7.25
Class R	1,000.00	980.70	1.35	6.70

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,019.00	1.21%	$6.12
Class N	1,000.00	1,017.75	1.46	7.38
Class R	1,000.00	1,018.30	1.35	6.83

Multi-Asset Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,030.50	0.85%	$4.33
Class N	1,000.00	1,028.30	1.10	5.59

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,020.81	0.85%	$4.31
Class N	1,000.00	1,019.55	1.10	5.57

Limited Maturity Fixed Income Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,021.70	0.70%	$3.55
Class N	1,000.00	1,021.30	0.96	4.86

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,021.56	0.70%	$3.55
Class N	1,000.00	1,020.26	0.96	4.86

Full Maturity Fixed Income Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,058.00	0.70%	$3.61
Class N	1,000.00	1,056.80	0.95	4.90

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,021.56	0.70%	$3.55
Class N	1,000.00	1,020.31	0.95	4.81

Diversified Equity Fund
Actual Fund Return
Institutional Class	$1,000.00	$958.30	0.93%	$4.57
Class N	1,000.00	957.10	1.18	5.79

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,020.41	0.93%	$4.71
Class N	1,000.00	1,019.15	1.18	5.97

Socially Responsible Equity Fund
Actual Fund Return
Institutional Class	$1,000.00	$988.70	0.95%	$4.74
Class N	1,000.00	986.30	1.20	5.98

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,020.31	0.95%	$4.81
Class N	1,000.00	1,019.05	1.20	6.07

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

CNI CHARTER FUNDS  |  PAGE 113

board approval of advisory and sub-advisory agreements (Unaudited)

The Board of Trustees of CNI Charter Funds (the “Trust”) is comprised of five Trustees, four of whom are independent of the Trust’s investment advisers and sub-advisers (the “Independent Trustees”). During the six months ended September 30, 2010, the Board and the Independent Trustees approved renewal of the following agreements:

•
the Trust’s advisory agreement (the “CNAM Management Agreement”) with City National Asset Management, Inc. (“CNAM”) with respect to the Prime Money Market Fund, California Tax Exempt Money Market Fund, Government Money Market Fund, Corporate Bond Fund, California Tax Exempt Bond Fund, Government Bond Fund, High Yield Bond Fund, Multi-Asset Fund, Large Cap Growth Equity Fund, Large Cap Value Equity Fund and RCB Small Cap Value Fund (collectively, the “CNAM Funds”);

•	CNAM’s sub-advisory agreement (the “Guggenheim Agreement”) with Guggenheim Investment Management, LLC (“Guggenheim”) with respect to the High Yield Bond Fund;

•	CNAM’s sub-advisory agreement (the “RCB Agreement”) with Reed, Conner & Birdwell, LLC (“RCB”) with respect to the RCB Small Cap Value Fund;

•
the Trust’s advisory agreement (the “CCMA Management Agreement”) with CCM Advisors, LLC (“CCMA”) with respect to the Limited Maturity Fixed Income Fund, Full Maturity Fixed Income Fund, Diversified Equity Fund and Socially Responsible Equity Fund (collectively, the “CCMA Funds”);

•	CCMA’s sub-advisory agreement (the “CNAM Sub-Advisory Agreement”) with CNAM with respect to the Limited Maturity Fixed Income Fund;

•	CCMA’s sub-advisory agreement (the “Baird Agreement”) with Robert W. Baird & Co. Incorporated (“Baird”) with respect to the Full Maturity Fixed Income Fund;

•	CCMA’s sub-advisory agreement (the “Boyd Watterson Agreement”) with Boyd Watterson Asset Management, LLC (“Boyd Watterson”) with respect to the Full Maturity Fixed Income Fund;

•	CCMA’s sub-advisory agreement (the “AMBS Agreement”) with AMBS Investment Counsel LLC (“AMBS”) with respect to the Diversified Equity Fund;

•	CCMA’s sub-advisory agreements (the “SKBA Agreements”) with SKBA Capital Management, LLC (“SKBA”) with respect to the Socially Responsible Equity Fund and the Diversified Equity Fund; and

•	CCMA’s sub-advisory agreement (the “Turner Agreement”) with Turner Investment Partners, Inc. (“Turner”) with respect to the Diversified Equity Fund.

In addition, the Board approved an interim sub-advisory agreement (the “Interim Agreement”) between CCMA and CNAM with respect to the Diversified Equity Fund.

The Guggenheim Agreement, RCB Agreement, CNAM Sub-Advisory Agreement, Baird Agreement, Boyd Watterson Agreement, AMBS Agreement, SKBA Agreements and Turner Agreement are collectively referred to below as the “Sub-Advisory Agreements” and the CNAM Management Agreement, CCMA Management Agreement, Sub-Advisory Agreements and Interim Agreement are collectively referred to below as the “Agreements.” CNAM, Baird, Boyd Watterson, AMBS, SKBA and Turner are collectively referred to below as the “CCMA Sub-Advisers.”

General Information

The following information summarizes the Board’s considerations associated with its review of the Agreements. In connection with their deliberations, the Board considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Agreements were considered separately for each investment portfolio of the Trust (each a “Fund”), although the Board took into account the common interests of the Funds in its review. As described below, the Board considered the nature, quality and extent of the various investment advisory and administrative services performed by each investment adviser and sub-adviser. In considering these matters, the Independent Trustees discussed the approval of the Agreements with management and in private sessions with counsel at which no representatives of the investment advisers or sub-advisers were present.

The Board reviewed extensive materials regarding investment results of each investment adviser and sub-adviser, advisory fee and expense comparisons, financial information with respect to each entity, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the Funds. They also took into account information they received at past meetings of the Board and its committees with respect to these matters.

In deciding to approve the Agreements, the Board and the Independent Trustees did not identify a single factor as controlling and this summary does not describe all of the matters considered. However, the Board and the Independent Trustees concluded that each of the various factors referred to below favored such approval.

CNI CHARTER FUNDS  |  PAGE 114

CNAM

Nature, Extent and Quality of Services

In reviewing the services provided by CNAM, the Board considered a variety of matters, including the background, education and experience of its key portfolio management and operational personnel; its overall financial strength and stability; its resources and efforts to retain, attract and motivate capable personnel to serve the CNAM Funds; and the overall general quality and depth of its organization. The Board also took into account the experience, capability and integrity of CNAM’s senior management; its investment philosophy and processes, including sub-adviser oversight processes; its brokerage, trading and soft dollar practices; its disaster recovery and contingency planning; and its commitment and systems in place with regard to compliance with applicable laws and regulations.

Investment Performance

The Board assessed the performance of each CNAM Fund compared with its respective benchmark and the average of all funds in its respective peer group category (each, a “universe”) selected by Lipper, Inc. and iMoneyNet, Inc. (for the money market funds only) for the nine-month, one-, three- and five-year and since inception periods ended June 30, 2010, as applicable. The Board also reviewed the performance of each CNAM Fund compared with the average performance of all funds in its respective “bank channel” universe, which includes only those funds in the CNAM Fund’s Lipper universe that are distributed through institutional and retail bank channels. In addition, the Board reviewed the performance of each CNAM Fund compared to a select group of comparable funds determined by CNAM to have investment objectives similar to that of the CNAM Fund. The Board made the following observations in reviewing the CNAM Funds’ performance:

•
The annualized total returns of the Institutional Class of the Prime Money Market Fund and California Tax Exempt Money Market Fund were above or the same as the average returns of the relevant Lipper institutional money market fund universes, iMoneyNet institutional fund universes, and bank channel universes for the nine-month and one-year periods, and below those measures for all other periods.

•
The annualized total returns of the Institutional Class of the Government Money Market Fund were above or the same as the average returns of the relevant Lipper institutional money market fund universe, iMoneyNet institutional fund universe, and bank channel universe for the nine-month and one-year periods, below the average returns of the Lipper universe and bank channel universe for all other periods, and near or above the average returns of the iMoneyNet institutional fund universe for the three-year and five-year periods.

•
The annualized total returns of the Institutional Class of the Corporate Bond Fund were above the average returns of the Lipper short/intermediate investment-grade universe, the bank channel universe and the Barclays Capital Intermediate US Corporate Index returns for all periods, except for the Index returns for the since inception period, the Lipper universe and bank channel universe for the one-year period, and all of those measures for the nine-month period.

•
The annualized total returns of the Institutional Class of the California Tax Exempt Bond Fund were above the average returns of the Lipper California short/intermediate municipal debt universe for the nine-month and three- and five-year periods, above the average returns of the bank channel universe for all periods other than the nine-month period, and below the Barclays Capital CA Intermediate-Short Municipal Index returns for all periods.

•
The annualized total returns of the Institutional Class of the Government Bond Fund were above the average returns of the bank channel universe for the since inception period, below the average returns of the bank channel universe for all other periods, and below the average returns of the Lipper short/intermediate US government universe and the Barclays Capital US Government Bond Index for all periods.

•
The annualized total returns of the Institutional Class of the High Yield Bond Fund were above the average returns of the Lipper high current yield fund universe for all periods, above the returns of the Citigroup High-Yield Market Index returns for all periods other than the three-year and five-year periods, and below the average returns of the bank channel universe for all periods except for the nine-month and one-year periods.

•
The annualized total returns of the Institutional Class of the Multi-Asset Fund were above the average returns of the Lipper flexible portfolio funds universe and the bank channel universe and the returns of a blended index comprised 60% of the S&P 500 Index and 40% of the Barclays Capital Intermediate Government/Credit Index (the “Blended Index”) for the since inception period, above the returns of the CPI plus 500 basis points benchmark for the one-year period, above the average returns of the bank channel universe for the nine-month period and below all of those measures and the Barclays Capital US Treasury Inflation Protected Securities Index for all other periods.

CNI CHARTER FUNDS  |  PAGE 115

board approval of advisory and sub-advisory agreements (Unaudited) (Continued)

•
The annualized total returns of the Institutional Class of the Large Cap Growth Equity Fund were above the average returns of the Lipper large cap growth fund universe and the bank channel universe for the three-year, five-year and since inception periods, above or slightly below the returns of the S&P 500/Citigroup Growth Index returns for those periods, and below all of those measures for the nine-month and one-year periods.

•
The annualized total returns of the Institutional Class of the Large Cap Value Equity Fund were slightly above the average returns of the Lipper large cap value funds universe and bank channel returns and S&P 500/Citigroup Value Index returns for the three- and five-year periods, above the average returns of the Lipper large cap value funds universe and bank channel universe for the nine-month period, and below all of those measures for the one-year and since inception periods.

•
The annualized total returns of the Institutional Class of the RCB Small Cap Value Fund were above the average returns of the Lipper small cap core funds universe, bank channel universe and Russell 2000 Index for the nine-month, one-year and since inception periods, but were below all those measures for the three-year and five-year periods.

The Board concluded that CNAM continued to provide satisfactory management and oversight services to the CNAM Funds. They noted that the investment results of the CNAM Funds over the long term were generally competitive; that the results for the Money Market Funds compared to their peer groups were acceptable given the special services and investment focuses of those Funds; and that consideration of returns of market indexes needed to take into account that indexes do not reflect the expenses of operating mutual funds.

Advisory Fees and Fund Expenses

The Board reviewed information regarding the advisory fees charged by CNAM and the total expenses of the Institutional Class of each CNAM Fund (as percentages of their respective average annual net assets) compared to those of the funds included in the relevant Lipper and bank channel universes, and concluded that the advisory fees and expenses of the CNAM Funds continued to be reasonable.

The Board observed that the actual investment advisory fees (net of fee waivers) paid by the CNAM Funds generally were at or above the relevant Lipper and bank channel averages (except for the Money Market Funds, which were generally below those averages), but were within or below the middle 60% range for the relevant Lipper universes (except for the High Yield Bond Fund). In considering the information about advisory fees, the Board noted the relatively small sizes of the CNAM Funds compared to the average sizes of the funds in the relevant Lipper and bank channel universes. The Board considered that other than the Trust CNAM has only one investment advisory client, which is a cash management account. The Board noted that although the advisory fees paid by the cash management account to CNAM are lower than the fees paid by the Trust’s Money Market Funds to CNAM, the Money Market Funds are required to comply with Rule 2a-7 and other regulations and restrictions under the 1940 Act, and that such compliance requires significantly more work and resources than management of separate accounts.

The Board considered that the total expense ratios of the Money Market Funds (net of fee waivers) were below the relevant Lipper universe and bank channel averages and were in the lowest 20% of the relevant Lipper universes, and that the total expense ratios for all other CNAM Funds (net of fee waivers) were below the relevant Lipper universe averages and above the bank channel averages (except for the expense ratios of the California Tax Exempt Bond Fund, the Large Cap Growth Equity Fund and the Large Cap Value Equity Fund, which were below both measures), but were all within the middle 60% range for the relevant Lipper universes.

The Board considered information prepared by CNAM relating to its costs and profits with respect to the CNAM Funds. The Board also considered the benefits received by CNAM and its affiliates as a result of CNAM’s relationship with the CNAM Funds, including investment advisory fees paid to CNAM, fees paid to City National Bank and City National Securities, Inc. for providing certain shareholder servicing and sub-distribution services to the Trust, and the intangible benefits of any favorable publicity arising in connection with the CNAM Funds’ performance. They also noted that although there were no advisory fee breakpoints, based on CNAM’s operations significant economies of scale were not likely to be realized until the asset levels of most of the CNAM Funds were significantly higher than their current levels.

Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the compensation payable to CNAM pursuant to the CNAM Management Agreement is fair and reasonable in light of the nature and quality of the services being provided by CNAM to the respective CNAM Funds and their shareholders, and that renewal of the CNAM Management Agreement was in the best interest of the CNAM Funds and their shareholders.

CNI CHARTER FUNDS  |  PAGE 116

GUGGENHEIM

Nature, Extent and Quality of Services

In reviewing the services provided by Guggenheim to the High Yield Bond Fund, the Board considered a variety of matters, including the background, education and experience of Guggenheim’s key portfolio management and operational personnel; its overall financial strength and stability; its resources and related efforts to retain, attract and motivate capable personnel to serve the High Yield Bond Fund; and the overall general quality and depth of its organization. The Board also reviewed Guggenheim’s investment philosophy and processes as well as its brokerage and trading practices, its disaster recovery and contingency planning, and its commitment and systems in place with regard to compliance with applicable laws and regulations.

Investment Performance

The Board’s observations regarding the High Yield Bond Fund’s performance are described above.

Advisory Fees and Fund Expenses

The Board reviewed information regarding the advisory fees charged by Guggenheim and observed that at the High Yield Bond Fund’s current asset level Guggenheim’s advisory fee with respect to the Fund was slightly lower than its general fee guidelines for accounts managed in the high yield style. The Board also observed that Guggenheim’s advisory fee with respect to the Fund was higher than its fees with respect to other mutual funds for which it serves as sub-adviser, but noted that each of those other funds was significantly larger than the High Yield Bond Fund. They also noted that CNAM pays Guggenheim’s sub-advisory fees out of CNAM’s advisory fee.

The Board considered information prepared by Guggenheim relating to its costs and profits with respect to the High Yield Bond Fund, as well as the methodologies used to determine and allocate such costs to its management of the Fund. The Board also considered the benefits received by Guggenheim as a result of Guggenheim’s relationship with the High Yield Bond Fund, including fees paid to Guggenheim as the Fund’s sub-adviser and the intangible benefits of any favorable publicity arising in connection with the Fund’s performance.

Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the compensation payable to Guggenheim pursuant to the Guggenheim Agreement is fair and reasonable in light of the nature and quality of the services being provided by Guggenheim to the High Yield Bond Fund and its shareholders, and that renewal of the Guggenheim Agreement was in the best interest of the Fund and its shareholders.

RCB

Nature, Extent and Quality of Services

In reviewing the services provided by RCB to the RCB Small Cap Value Fund, the Board considered a variety of matters, including the background, education and experience of RCB’s key portfolio management and operational personnel; its overall financial strength and stability; its resources and related efforts to retain, attract and motivate capable personnel to serve the RCB Small Cap Value Fund; and the overall general quality and depth of its organization. The Board also reviewed RCB’s investment philosophy and processes as well as its brokerage and trading practices, its disaster recovery and contingency planning, and its commitment and systems in place with regard to compliance with applicable laws and regulations.

Investment Performance

The Board’s observations regarding the RCB Small Cap Value Fund’s performance are described above.

Advisory Fees and Fund Expenses

The Board reviewed information regarding the advisory fees charged by RCB and observed that at the RCB Small Cap Value Fund’s current asset size the fees charged by RCB were lower than the fees it charged to other institutional clients. They noted that CNAM pays RCB’s sub-advisory fees out of CNAM’s advisory fee. Although RCB’s fee schedule has no breakpoints, they also noted that the asset levels of the Fund were not so substantial that they would lead to significant economies of scale.

The Board considered information prepared by RCB relating to its costs and profits with respect to the RCB Small Cap Value Fund, as well as the methodologies used to determine and allocate such costs to its management of the Fund. The Board also considered the benefits received by RCB and its affiliates as a result of RCB’s relationship with the Fund, including the sub-advisory fees paid to RCB, fees paid to CNAM as the Fund’s adviser, fees paid to City National Bank and City National Securities, Inc. for providing certain shareholder servicing and sub-distribution services to the Trust, and the intangible benefits of any favorable publicity arising in connection with the Fund’s performance.

Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the compensation payable to RCB pursuant to the RCB Agreement is fair and reasonable in light of the nature and quality of the services being provided by RCB to the RCB Small Cap Value Fund and its shareholders, and that renewal of the RCB Agreement was in the best interest of the Fund and its shareholders.

CNI CHARTER FUNDS  |  PAGE 117

board approval of advisory and sub-advisory agreements (Unaudited) (Continued)

CCMA

Nature, Extent and Quality of Services

In reviewing the services provided by CCMA, the Board considered a variety of matters, including the background, education and experience of CCMA’s key portfolio management and operational personnel; its overall financial strength and stability; its resources and efforts to retain, attract and motivate capable personnel to serve the CCMA Funds; and the overall general quality and depth of its organization. The Board also took into account the experience, capability and integrity of its senior management; its investment philosophy and processes and oversight of the CCMA Sub-Advisers; its disaster recovery and contingency planning; and its commitment and systems in place with regard to compliance with applicable laws and regulations.

Investment Performance

The Board assessed the performance of the Institutional Class of each CCMA Fund compared with its respective benchmark(s) and the average of all funds in its respective peer group category (each, a “universe”) selected by Lipper, Inc. for the nine-month, one-, three-, five- and ten-year and since inception periods ended June 30, 2010, as applicable. The Board made the following observations in reviewing the CCMA Funds’ performance:

•
The annualized total returns of the Institutional Class of the Limited Maturity Fixed Income Fund were above the Merrill Lynch 3 Month Treasury Bill Index returns for all periods and above the Merrill Lynch 1-3 Year US Treasuries Index returns for all periods except the ten-year and since inception periods, but below the average returns of the Lipper short/intermediate investment grade debt funds universe for all periods.

•
The annualized total returns of the Institutional Class of the Full Maturity Fixed Income Fund were above the average returns of the Lipper corporate A-rated debt funds universe for all periods except the nine-month, one-year and since inception periods, above the returns of the Barclays Capital US Aggregate Bond Index and Barclays Capital Intermediate US Government/Credit Index returns for the nine-month and one-year periods, and below the returns of the Barclays Capital Indices for all other periods.

•
The annualized total returns of the Institutional Class of the Diversified Equity Fund were above the returns of the S&P 500 Index for the ten-year period, above the average returns of the Lipper multi-cap core funds universe for the since inception period, and below those measures for all other periods.

•
The annualized total returns of the Institutional Class of the Socially Responsible Equity Fund were above the average returns of the Lipper multi-cap value fund universe for all periods, above the average returns of the MSCI KLD 400 Social Index returns for the nine-month and one-year periods and below the average returns of the MSCI KLD Index returns for the three- and five-year and since inception periods.

The Board and the Independent Trustees concluded that CCMA continued to provide satisfactory management and oversight services to the CCMA Funds. They noted that the investment results of the CCMA Funds were generally competitive; that each of the CCMA Funds had met its objectives as demonstrated by various factors; and that consideration of returns of market indexes needed to take into account that indexes do not reflect the expenses of operating mutual funds.

Advisory Fees and Fund Expenses

The Board reviewed information regarding the management fees charged by CCMA and the total expenses of the Institutional Class of each CCMA Fund (as percentages of their respective average annual net assets) compared to those of a select peer group of funds and of the funds included in the relevant Lipper universe, and the Board concluded that the advisory fees and expenses of the CCMA Funds continued to be reasonable.

The Board observed that the CCMA Funds’ management fees as of June 30, 2010, were above the relevant Lipper averages, but (except for the Limited Maturity Fixed Income and Full Maturity Fixed Income Funds, which were in the top 20%) were within the middle 60% range for the relevant Lipper universes. As the Trust is CCMA’s sole investment advisory client, the Board was not able to compare the fees charged to the CCMA Funds by CCMA with fees charged to other institutional clients of CCMA.

The Board considered that total expenses of the CCMA Funds as of June 30, 2010, were below the average fees of funds in the relevant Lipper universes. The Board noted that the asset levels of the CCMA Funds were relatively small.

The Board considered information prepared by CCMA relating to its costs and profits. The Board also considered the benefits received by CCMA and its affiliates as a result of CCMA’s relationship with the CCMA Funds, including investment advisory fees received by CCMA, fees paid to City National Bank and City National Securities, Inc. for providing certain shareholder servicing and sub-distribution services to the Trust, and the intangible benefits of any favorable publicity arising in connection with the CCMA Funds’ performance. In addition,

CNI CHARTER FUNDS  |  PAGE 118

the Board noted that although there were no advisory fee breakpoints, the asset levels of most of the CCMA Funds were relatively small and were not currently likely to lead to significant economies of scale.

Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the compensation payable to CCMA pursuant to the Management Agreement is fair and reasonable in light of the nature and quality of the services being provided by CCMA to each CCMA Fund and its shareholders, and that renewal of the Management Agreement was in the best interest of the CCMA Funds and their shareholders.

CCMA SUB-ADVISERS

Nature, Extent and Quality of Services

In reviewing the services provided by each of the CCMA Sub-Advisers, the Board considered a variety of matters, including the background, education and experience of the CCMA Sub-Adviser’s key portfolio management and operational personnel; its overall financial strength and stability; its resources and related efforts to retain, attract and motivate capable personnel to serve the CCMA Funds; and the overall general quality and depth of its organization. The Board also reviewed each CCMA Sub-Adviser’s investment philosophy and processes as well as its brokerage and trading practices, its disaster recovery and contingency planning, and its commitment and systems in place with regard to compliance with applicable laws and regulations.

Investment Performance

The Board’s observations regarding each CCMA Fund’s performance are described above. In addition, the Board assessed the performance of each CCMA Sub-Adviser’s portion of the CCMA Fund or Funds it managed compared with its respective benchmark for the last quarter, six-month, one-, two-, three-, five-, seven- and ten-year periods ended June 30, 2010, as applicable. The Board made the following additional observations in reviewing each CCMA Sub-Adviser’s performance:

•
The annualized total returns for CNAM’s portion of the Limited Maturity Fixed Income Fund were above the returns of the Barclays Capital 1-5 Year Government/Credit Index for the two- and three-year periods.

•
The annualized total returns for Baird’s portions of the Full Maturity Fixed Income Fund were above the returns of the Barclays Capital US Aggregate Bond Index for the last quarter and six-month and one-year periods, and were below but close to the returns of the Index for the two-, seven- and ten-year periods.

•
The annualized total returns for Boyd Watterson’s portions of the Full Maturity Fixed Income Fund were above the returns of the Barclays Capital Intermediate Government/Credit Index for the six-month and one-, two- and three-year periods.

•	The annualized total returns for AMBS’ portion of the Diversified Equity Fund were above the returns of the S&P 500 Index for the two- and three-year periods.

•
The annualized total returns for SKBA’s portion of the Diversified Equity Fund were above the returns of the Russell 1000 Value Index for the six-month and one-, two- and three-year periods. The annualized total returns for the Socially Responsible Equity Fund, which is sub-advised solely by SKBA, were above the returns of the MSCI KLD 400 Social Index for the last quarter and six-month and one-year periods, but below the returns of the Index for the two- and three-year periods.

•
The annualized total returns for Turner’s portion of the Diversified Equity Fund were below the returns of the Russell 1000 Growth Index for all periods. In considering this information, the Board noted that Turner began serving as a sub-adviser to the Diversified Equity Fund in March 2008, at a time when the growth style was not in favor, but that CCMA had assessed Turner as the Fund’s best performing sub-adviser in 2009.

As indicated above, the Board concluded that each CCMA Sub-Adviser continued to provide satisfactory services to the CCMA Funds.

Advisory Fees and Fund Expenses

The Board reviewed information regarding the advisory fees charged by each CCMA Sub-Adviser and observed that the fees charged by each CCMA Sub-Adviser were generally low compared to the fees it charged to its other institutional clients. They noted that CCMA pays all sub-advisory fees out of CCMA’s advisory fee.

The Board considered information prepared by each CCMA Sub-Adviser relating to its revenues and profits with respect to the CCMA Fund or Funds for which it serves as sub-adviser. The Board also considered the benefits received by each CCMA Sub-Adviser and its affiliates as a result of its relationship with the CCMA Funds, including the sub-advisory fees paid to the CCMA Sub-Adviser, the intangible benefits of their association

CNI CHARTER FUNDS  |  PAGE 119

board approval of advisory and sub-advisory agreements (Unaudited) (Continued)

with the CCMA Funds generally and any favorable publicity arising in connection with the CCMA Funds’ performance, and in the case of CNAM, AMBS and SKBA, fees paid to City National Bank and City National Securities, Inc. for providing certain shareholder servicing and sub-distribution services to the Trust.

Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the compensation payable to each CCMA Sub-Adviser pursuant to its respective Sub-Advisory Agreement is fair and reasonable in light of the nature and quality of the services being provided by each CCMA Sub-Adviser to the respective CCMA Funds and their shareholders, and that renewal of each Sub-Advisory Agreement was in the best interest of the CCMA Funds and their shareholders.

CNAM INTERIM SUB-ADVISORY AGREEMENT

In May 2010, after Freeman Investment Management Co., LLC (“Freeman”), a sub-adviser to the Diversified Equity Fund, informed CCMA that Freeman was closing its business, upon CCMA’s recommendation, the Board approved CNAM as sub-adviser to the Fund on a temporary, interim basis, until CCMA completed its search process for a permanent sub-adviser to replace Freeman.

Nature, Extent and Quality of Services

In reviewing the services to be provided by CNAM to the Diversified Equity Fund, the Board considered among other things its familiarity with CNAM’s investment process, brokerage and trading practices, and compliance program, and the CNAM investment personnel who would be managing its portion of the Fund.

Investment Performance

The Board reviewed the composite performance for the core equity product of City National Asset Management, a department of CNB, noting that the same personnel who manage City National Asset Management’s core equity product would be managing CNAM’s portion of the Fund. The Board observed that from 2000 through 2009, City National Asset Management’s composite performance had outperformed the returns of both the S&P 500 Index and the Dow Jones Index for six calendar years, and outperformed the S&P Index, but underperformed relative to the Dow Jones Index for an additional three years. The Board concluded that CNAM would provide satisfactory services to the Fund.

Advisory Fees and Fund Expenses

The Board considered City National Asset Management’s investment management fee schedule for its core equity product and noted that those fees were significantly higher than the fees that CNAM would receive for managing its portion of the Fund. The Board noted that the fees CNAM would be receiving from CCMA to manage CNAM’s portion of the Fund were the same as the fees received by Freeman under its sub-advisory agreement, and that the terms of their sub-advisory agreements were substantially the same, except that the Interim Agreement could be terminated by the Board with seven days’ written notice.

The Board noted its familiarity with CNAM’s profitability with respect to the other series of the Trust. The Board also considered the benefits currently received by CNAM and its affiliates as a result of its current relationship with all of the series of the Trust, including the receipt of advisory and sub-advisory fees, the intangible benefits of its association with the Trust generally and any favorable publicity arising in connection with the Funds’ performance, and fees paid to City National Bank and City National Securities, Inc. for providing certain shareholder servicing and sub-distribution services to the Trust.

Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the terms of the Interim Agreement are fair and reasonable, and that approval of the Interim Agreement is in the best interests of the Fund and its shareholders.

Termination of Interim Agreement

In August 2010, CCMA recommended to the Board that a long-term substitute for Freeman not be appointed, and that the assets of the Diversified Equity Fund being managed by CNAM under the Interim Agreement be allocated among AMBS, SKBA and Turner for management. Upon CCMA’s recommendation, the Board authorized CCMA to terminate the Interim Agreement, which termination occurred effective September 7, 2010.

CNI CHARTER FUNDS  |  PAGE 120

THANK YOU for your investment with CNI Charter Funds. We value the trust you have placed in us to help you achieve your financial goals.

For more information on CNI Charter Funds, including charges and expenses, please call 1-888-889-0799 or go to cnicharterfunds.com for a free prospectus. Read it carefully before you invest or send money.

CNI-AR-001-0900

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1)  The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2)  The audit committee financial experts are William R. Sweet and James R. Wolford. Messrs. Sweet and Wolford are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP Related to the Trust

KPMG LLP billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2010			2009
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$300,000	N/A	N/A	$316,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$67,125	N/A	N/A	$66,980	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:
(1)	Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1)	Not Applicable

(e)(2)	Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2010	2009
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f)	Not Applicable

(g)	The aggregate non-audit fees and services billed by KPMG LLP for the last two fiscal years were $67,125 and $66,980 for 2010 and 2009, respectively.

(h)	Not Applicable

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.  Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

CNI Charter Funds (the "Fund") has adopted the following procedures by which shareholders may recommend nominees to the Fund's Board of Trustees. The Fund has a Nominating Committee comprised solely of persons who are not considered "interested persons" of the Fund within the meaning of the Investment Company Act of 1940. The Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Trustees. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board, so long as the shareholder or shareholder group submitting a proposed nominee: (a) beneficially owns more than 5% of the Fund's voting shares and has held such shares continuously for two years, and (b) is not an adverse holder. No eligible shareholder or shareholder group may submit more than one independent Board member nominee each year.  Such suggestions must be sent in writing to the Fund 's Secretary, and must be accompanied by the shareholder's contact information, the nominee's contact information and number of Fund shares owned by the nominee, all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required under the Securities Exchange Act of 1934, and a notarized letter from the nominee stating his or her intention to serve as a nominee and be named in the Fund's proxy statement, if so designated by the Committee and the Board of Trustees.

Item 11.	Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report.  In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b)  Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)		CNI Charter Funds

By (Signature and Title)		/s/:Rich Gershen
Rich Gershen, President & CEO

Date:	December 6, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)		/s/:Rich Gershen
Rich Gershen, President & CEO

Date:	December 6, 2010

By (Signature and Title)		/s/:Eric Kleinschmidt
Eric Kleinschmidt, Controller and COO

Date:	December 6, 2010